BENHAM CALIFORNIA
                                  TAX-FREE AND
                                MUNICIPAL FUNDS



                        Annual Report * August 31, 1995




                        [Picture of the California state flag]



                           Tax-Free Money Market Fund
                          Municipal Money Market Fund
                           Municipal High-Yield Fund
                             Tax-Free Insured Fund


                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                                    CONTENTS
   U.S. ECONOMIC REVIEW...................................1

   MUNICIPAL MARKET SUMMARY...............................2

   CALIFORNIA ECONOMIC &
   CREDIT ANALYSIS........................................4

   TAX-FREE MONEY MARKET FUND
   Performance Information................................5
   Portfolio Information..................................6
   Management Discussion & Performance Comparison.........7
   Financial Information (Audited).......................30

   MUNICIPAL MONEY MARKET FUND
   Performance Information................................9
   Portfolio Information.................................10
   Management Discussion & Performance Comparison........11
   Financial Information (Audited).......................30

   MUNICIPAL HIGH-YIELD FUND
   Performance Information...............................13
   Performance Comparison & Breakdown....................14
   Portfolio Information.................................15
   Management Discussion.................................16
   Financial Information (Audited).......................30

   TAX-FREE INSURED FUND
   Performance Information...............................18
   Performance Comparison & Breakdown....................19
   Portfolio Information.................................20
   Management Discussion.................................21
   Financial Information (Audited).......................30

   INVESTMENT FUNDAMENTALS...............................23

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM       [photo of James
                              Chairman of the Board         M. Benham]

Lower-than-expected inflation during the 12 months ended September 30, 1995, helped generate optimism in the U.S. financial markets. U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5% during the 12-month period. Corporate mergers, downsizing and global job competition kept labor costs low, and technological advances made U.S. workers more efficient, boosting U.S. productivity to a 10-year high.

[graph data described below]

Slow economic growth also contributed significantly to the low inflation rate. The Federal Reserve (the Fed) surprised almost everyone by achieving its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the accompanying graph) to slow the economy and prevent inflation. The higher interest rates caused slowdowns in auto, home and retail sales in the first quarter of 1995. Growth was even slower in the second quarter. U.S. employment suffered the biggest monthly jobs decline in four years, and industrial production declined for three consecutive months. As a result, real annual growth was just 1.3% in the second quarter.

Evidence of economic weakness was so pronounced by the summer of 1995 that the Fed reduced interest rates in early July. The Fed lowered its target for the federal funds rate from 6.00% to 5.75%, the Fed's first rate cut since September 1992. Despite this action, economic signals remained mixed through the third quarter. Signs of strength appeared in the housing and manufacturing sectors, but consumer confidence ebbed and retail sales lagged. As a result, the Fed's interest rate policy committee left interest rates unchanged at its August and September meetings.

Despite the Fed's inaction in September, many analysts still expect interest rates to decline by the end of the year. Some believe that the Fed could cut rates at its next policy committee meeting on November 15, but it looks more likely that the Fed will wait to see if Congress and President Clinton agree on a meaningful budget deficit reduction plan.

[graph data]
                  Discount Rate         Fed Funds Rate
Sep-91            5                     5.45
Oct-91            5                     5.21
Nov-91            4.5                   4.81
Dec-91            3.5                   4.43
Jan-92            3.5                   4.03
Feb-92            3.5                   4.06
Mar-92            3.5                   3.98
Apr-92            3.5                   3.73
May-92            3.5                   3.82
Jun-92            3.5                   3.76
Jul-92            3                     3.25
Aug-92            3                     3.3
Sep-92            3                     3.22
Oct-92            3                     3.1
Nov-92            3                     3.09
Dec-92            3                     2.92
Jan-93            3                     3.02
Feb-93            3                     3.03
Mar-93            3                     3.07
Apr-93            3                     2.96
May-93            3                     3
Jun-93            3                     3.04
Jul-93            3                     3.06
Aug-93            3                     3.03
Sep-93            3                     3.09
Oct-93            3                     2.99
Nov-93            3                     3.02
Dec-93            3                     2.96
Jan-94            3                     3.05
Feb-94            3                     3.25
Mar-94            3                     3.34
Apr-94            3                     3.56
May-94            3.5                   4.01
Jun-94            3.5                   4.25
Jul-94            3.5                   4.26
Aug-94            4                     4.47
Sep-94            4                     4.73
Oct-94            4                     4.76
Nov-94            4.75                  5.29
Dec-94            4.75                  5.45
Jan-95            4.75                  5.53
Feb-95            5.25                  5.92
Mar-95            5.25                  5.98
Apr-95            5.25                  6.05
May-95            5.25                  6.01
Jun-95            5.25                  5.98
Jul-95            5.25                  5.77
Aug-95            5.25                  5.75
Sep-95            5.25                  5.8

                                 MARKET SUMMARY
                              MUNICIPAL SECURITIES
      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

Municipal Market Overview

Municipal securities (munis) posted gains during the year ended August 31, 1995, although much of the rally during the past six months was concentrated in short-term munis. After a disastrous 1994, munis rebounded during the first quarter of 1995. All U.S. fixed-income securities benefited from the slow-growth, low-inflation environment that developed in early 1995. But munis received an additional boost from a favorable supply and demand imbalance. Although the muni market experienced no significant cash inflows from investors, new supply was extremely light--in the first quarter of 1995, issuance of new munis dropped to its lowest volume in five years.

[graph data described below]

The muni rally lost some of its momentum in the second and third quarters of 1995 when tax reform became a priority in the Republican-dominated Congress. One of the most widely discussed plans was a flat income tax proposed by House Majority Leader Dick Armey (see page 3). Flat tax fears halted the rally in long-term munis, but short-term muni yields continued their downward trend. Implementation of any federal tax reform is not expected to occur for several years, so investor demand has increased for short- and intermediate-term munis that will mature before tax reform becomes a reality. This strong demand pushed short-term muni yields lower, while long-term muni yields retraced their decline from earlier in the year (see the graph above).

Orange County made headlines again in June after county voters defeated a proposed sales tax increase that would have generated enough revenue to allow the county to repay $800 million in short-term debt due in July and August. Although the county, with the assistance of the state, eventually came up with a plan to repay its debts, the defeat of the sales tax referendum raised serious questions about municipal credit quality.

Municipal Securities vs. Treasury Securities

Over the past six months, munis with maturities of five years or less outperformed Treasury securities with comparable maturities. This reflects the increased demand for short-term munis because of flat tax fears. Longer-term munis didn't fare as well--in the 20- to 30-year maturity sector, muni yields were little changed during the period, while comparable Treasuries rallied substantially.

[graph data]
"1"                        4.48             3.65
"2"                        4.69             3.85
"3"                        4.81             4.01
                           4.91             4.16
"5"                        5.01             4.31
                           5.08             4.435
"7"                        5.15             4.56
                           5.21             4.66
                           5.27             4.76
"10"                       5.33             4.86
                           5.39             4.98
                           5.45             5.1
                           5.51             5.22
                           5.57             5.34
"15"                       5.63             5.46
                           5.66             5.514
                           5.69             5.568
                           5.72             5.622
                           5.75             5.676
"20"                       5.78             5.73
                           5.796            5.754
                           5.812            5.778
                           5.828            5.802
                           5.844            5.826
"25"                       5.86             5.85
                           5.864            5.854
                           5.868            5.858
                           5.872            5.862
                           5.876            5.866
"30"                       5.88             5.87

                                 MARKET SUMMARY
                              MUNICIPAL SECURITIES
                       (Continued from the previous page)

This comparative performance is illustrated by the graph below, which shows municipal yields as a percentage of Treasury yields. A decreasing percentage (see the three-year note) indicates that muni and Treasury yields have moved further apart, which means that munis outperformed Treasuries. Conversely, an increasing percentage (see the 30-year bond) indicates that muni and Treasury yields have moved closer together, which means that Treasuries outperformed munis.

Tax Reform and the Flat Tax

Several members of Congress have recently drafted proposals intended to simplify the U.S. tax code. Some of these proposals would remove the tax advantage of munis, and this has had a negative effect on muni prices. The most widely discussed and controversial proposal so far is House Majority Leader Dick Armey's "flat tax" plan. The Armey plan would replace current tax brackets with a single 17% flat rate for all taxpayers. The plan abolishes all tax deductions and makes all investment income tax free, eliminating the tax advantage munis have over Treasuries and corporate securities. Without the tax advantage, muni yields would probably have to rise to retain their attractiveness to investors, and muni prices would decline.

[graph data]

               2/28/95   8/31/95
3-year note       70       67.3
30-year bond      79       88.2

In spite of the attention it has received, we doubt that the Armey plan will become a reality in its current form. It would generate less tax revenue than the current structure, and its deduction-eliminating provisions would hurt nonprofit organizations and the real estate industry, who would actively lobby against it. We believe passage of a more moderate, fiscally sound proposal is more likely. One such proposal, dubbed the "Nunn-Domenici plan" after the two senators who wrote it, features a "consumed-income" tax with graduated rates and unlimited deductions for income put into financial assets (excluding art and real estate). Interest income would remain taxable, and munis would retain their tax-exempt status.

Radical or moderate, we do not expect an overhaul of the tax system to be implemented before 1998. Tax reform could be a key issue in the 1996 elections, so we don't expect any legislation to reach Congress until 1997. Although parts of the various tax proposals currently being circulated may eventually be adopted, we believe it will require a lengthy period of political wrangling.

                           CALIFORNIA CREDIT ANALYSIS
                        STATE ECONOMIC AND CREDIT REVIEW
                 by Steve Permut, Manager of Municipal Research

During the second and third quarters of 1995, California continued the slow, steady economic recovery that began in 1994. Employment, though still well below pre-recession levels, continued to trend upward (see the graph below) as the state began to overcome the substantial job losses triggered in part by the demise of its aerospace industry. The tourism, entertainment and high-tech industries were instrumental in improving the employment picture.

[graph data described below]

More affordable housing prices and low mortgage rates should help resuscitate the languishing real estate market, and the state has added 15,000 construction jobs since November 1994. Migration out of the state seems to be slowing, and population growth is expected to accelerate over the next few years. This should provide solid support for the state's building industry.

The state's budgetary picture has improved. The $2.8 billion deficit carried into fiscal 1995 was slashed to $600 million by reduced government spending and modest economic growth. But California's counties have been under considerable strain in the past few years. County revenues remain flat, and state funding has decreased, while social services expenditures continue to rise. Los Angeles County, where defense-related job losses were concentrated during the last recession, was hardest hit--without some action at the state and local levels, the situation could deteriorate substantially. Until these problems can be effectively addressed, we will continue to maintain a negative outlook on county debt in general.

Regionally, the Central Valley, with available open space and lower housing costs, is the fastest-growing area in the state. The San Francisco Bay Area remains relatively stable and has benefited from a well-diversified economy. The Los Angeles area currently shows faster-paced job growth than the Bay Area; however, L.A.'s job losses during the recession were far more severe.

Though our outlook for the state is relatively positive, the road to recovery won't be a smooth one. Military base closures announced last winter will likely aggravate unemployment. Economic recovery will continue to be slow, but once political and budgetary issues are resolved, we expect to see an improvement in trading values and ratings on the state of California's municipal obligations.

[graph data]

         Cal. Empl.                            Cal. Empl.
1/31/91  12505.4                      5/31/93  12050.6
2/28/91  12487.1                      6/30/93  12044.2
3/31/91  12466.4                      7/31/93  12038.1
4/30/91  12445.2                      8/31/93  12035.4
5/31/91  12422.5                      9/30/93  12037.6
6/30/91  12397.5                      10/31/93 12039.2
7/31/91  12381.8                      11/30/93 12040.2
8/31/91  12370.2                      12/31/93 12046
9/30/91  12360.7                      1/31/94  12044
10/31/91 12348.9                      2/28/94  12049.7
11/30/91 12335.1                      3/31/94  12061
12/31/91 12319.5                      4/30/94  12075.9
1/31/92  12294.3                      5/31/94  12093.4
2/29/92  12264.1                      6/30/94  12105.5
3/31/92  12242.4                      7/31/94  12125
4/30/92  12223.6                      8/31/94  12138.1
5/31/92  12206.9                      9/30/94  12147.3
6/30/92  12190.9                      10/31/94 12157.3
7/31/92  12186.1                      11/30/94 12165.7
8/31/92  12179.8                      12/31/94 12174.3
9/30/92  12163.4                      1/31/95  12174.6
10/31/92 12146.5                      2/28/95  12185.2
11/30/92 12131.2                      3/31/95  12193.8
12/31/92 12115.4                      4/30/95  12203.3
1/31/93  12100.7                      5/31/95  12212.6
2/28/93  12089.9                      6/30/95  12222.8
3/31/93  12078.2                      7/31/95  12242.3
4/30/93  12063.6                      8/31/95  12254.8

                           TAX-FREE MONEY MARKET FUND
                                 CURRENT YIELD*
                             As of August 31, 1995

    7-Day      7-Day                  7-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
   Current   Effective      34.70%       37.42%        41.95%       42.40%
    Yield      Yield      Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

    3.20%      3.25%         4.90%        5.11%         5.51%        5.56%


The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

The 7-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 7-Day Current Yield:

              34.70% -- joint taxable income of $63,401 to $94,250 37.42% -- joint taxable income of $94,251 to $143,600
              41.95% -- joint taxable income of $143,601 to $219,872
              42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes.

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

       Net Asset Value                 Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

            $1.00               3.31%        2.51%       2.95%       3.81%

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 31.

The Fund commenced operations on November 9, 1983.

* Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                           TAX-FREE MONEY MARKET FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95
         Market Value:              $408,659,073        $358,608,348
         Number of Issues:          101                 90
         Average Maturity:          47 days             24 days
         Average Yield:             3.86%               4.10%

For definitions of these terms, see page 24.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                              [pie charts]

[graph data]               [graph data]
8/31/95                    2/28/95
D1.0%                      SP31.8%
SP137.0%                   SP138.0%
SP1+62.0%                  SP1+60.2%


"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities. Some of the Fund's securities do not carry SP1+ or SP1 ratings, but they have received equivalent ratings from Moody's or other rating services. For display purposes, we have converted the equivalent ratings to SP1+ or SP1. Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 26. For a discussion of the securities rated "D", see pages 7-8.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                               [pie charts]

[graph data]                          [graph data]
8/31/95                               2/28/95
Bonds less than 1 year: 2.0%          Put Bonds: 4.6%
Put Bonds: 4.0%                       Commercial Paper: 7.0%
Commercial Paper: 5.0%                Municipal Notes: 10.8%
Municipal Notes: 11.0%                VRDNs: 77.6%
VRDNs: 78.0%

For definitions of these security types, see page 23.

                        PORTFOLIO COMPOSITION BY MATURITY
                                [pie charts]

[graph data]                     [graph data]
8/31/95                          2/28/95
181-397 Days: 14.0%              181-397 Days: 1.5%
8-90 Days: 7.0%                  91-180 Days: 9.5%
0-7 Days: 79.0%                  8-90 Days: 11.6%
                                 0-7 Days: 77.4%

The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                           TAX-FREE MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                      with Todd Pardula, Portfolio Manager

Q: On July 19, 1995, Standard & Poor's (S&P) issued a press release saying that it had lowered the Fund's credit rating from AAA to A+. What was the reason for the downgrade?

A: S&P downgraded the Fund because it owns an Orange County security that is technically in default. The Fund maintains a small holding in uninsured Orange County tax and revenue anticipation notes (TRANs) that were scheduled to mature on July 19, 1995. S&P downgraded the TRANs' credit rating from SP3 to D (default) when Orange County did not pay off the $169 million in notes due on the maturity date. At the time of the downgrade, the unenhanced Orange County securities in the Fund comprised less than one percent (about 0.6%) of the portfolio, with a face value of around $2.5 million.

Q:       Should the Fund's shareholders be concerned about the downgrade?

A: No, we don't believe so. We think that the downgrade is a technicality and that the Fund's credit situation has not deteriorated. In fact, we believe the Fund's investment quality and management standards have improved, not declined. We expect to receive final payment on the TRANs in June 1996. A "rollover" of the defaulted Orange County notes--a one-year extension of the notes' maturity date--was approved in July. We believe that the Orange County recovery plan is viable, and we expect to receive full payment on the TRANs when they mature. Furthermore, should something unexpected happen, the Fund's management company has reaffirmed its willingness to purchase as many Orange County notes from the Fund as necessary to keep the share price from dropping below $1.00. We will not sacrifice our reputation as a responsible money manager.

Q: You said that you think that the Fund's investment quality and management standards have improved. Why?

A: We took significant steps to reduce the Fund's Orange County exposure prior to the downgrade. We sold nearly $2 million of the Fund's Orange County holdings during the second quarter, and we "enhanced" half of the Fund's remaining Orange County TRANs with a letter of credit from State Street Bank and Trust, rated AA by S&P. We also tightened the Fund's credit standards. For example, any TRANs that we purchase now must be credit enhanced--that is, backed by a letter of credit from a major financial institution. In addition, we are reducing our exposure to securities backed by Japanese letters of credit because of growing concerns about the financial health of Japanese banks.

                           TAX-FREE MONEY MARKET FUND
                             MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         Last, but not least, we continue to expand our staff of credit analysts. Our objective is to become less reliant upon the research of outside rating agencies such as S&P. The Orange County bankruptcy demonstrated the shortcomings of the outside agencies. The sheer number of financial entities the outside agencies have to review each year can cause lags in their review process and lead to dated and unreliable information.

Q:       How did the Fund perform?

A: The Fund continued to perform well. For the one-year period ended August 31, 1995, the Fund's total return was 3.31%, compared to the 3.19% average total return for its peers in Lipper's "California Tax-Exempt Money Market Funds" category over the same period (see the Lipper Performance Comparison below).

Q:       What is your management strategy for the next six months?

A: As long as the outlook favors lower interest rates and the tax-exempt money market yield curve* remains positively sloped, we plan to maintain an average maturity* that is longer than neutral (the Fund's neutral position is about 45 days) by purchasing one-year securities whenever supply and demand factors are advantageous.


NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 23.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Tax-Exempt Money Market Funds" category.

                               1 Year          3 Years           5 Years          10 Years

The Fund`s Total Return:       3.31%           2.51%             2.95%            3.81%
Category Average
      Total Return:            3.19%           2.46%             2.99%            3.92%
The Fund`s Ranking:            13 out of 50    16 out of 46      16 out of 36     3 out of 3

Total returns are based on historical performance and do not guarantee future results.

                           MUNICIPAL MONEY MARKET FUND
                                 CURRENT YIELD*
                              As of August 31, 1995

    7-Day      7-Day                  7-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
   Current   Effective      34.70%       37.42%        41.95%       42.40%
    Yield      Yield      Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

    3.29%      3.34%         5.04%        5.26%         5.67%        5.71%


The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

The 7-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 7-Day Current Yield:

             34.70% -- joint taxable income of $63,401 to $94,250 37.42% -- joint taxable income of $94,251 to $143,600
             41.95% -- joint taxable income of $143,601 to $219,872
             42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes, but a portion of the dividends will be subject to the federal alternative minimum tax
(AMT).

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

       Net Asset Value                 Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

            $1.00               3.35%        2.59%        N/A        3.09%

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 32.

The Fund commenced operations on December 31, 1990.

* Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                           MUNICIPAL MONEY MARKET FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95

         Market Value:              $188,048,764        $201,556,314
         Number of Issues:          65                  40
         Average Maturity:          49 days             25 days
         Average Yield:             4.03%               4.06%

For definitions of these terms, see page 24.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                                [pie charts]

[graph data]                  [graph data]
8/31/95                       2/28/95
D1.0%                         SP31.9%
SP137.0%                      SP135.9%
SP1+62.0%                     SP1+62.2%

"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities. Some of the Fund's securities do not carry SP1+ or SP1 ratings, but they have received equivalent ratings from Moody's or other rating services. For display purposes, we have converted the equivalent ratings to SP1+ or SP1. Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 26. For a discussion of the securities rated "D", see pages 11-12.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                                 [pie charts]

[graph data]                         [graph data]
8/31/95                               2/28/95
Put Bonds: 2.0%                       Put Bonds: 1.6%
Bonds less than 1 Year: 3.0%          Bonds less than 1 Year: 3.4%
Municipal Notes: 12.0%                Municipal Notes: 9.1%
Commercial Paper: 10.0%               Commercial Paper: 12.6%
VRDNs: 73.0%                          VRDNs: 73.3%

For definitions of these security types, see page 23.


                        PORTFOLIO COMPOSITION BY MATURITY
                                   [pie charts]

[graph data]                      [graph data]
8/31/95                           2/28/95
181-397 Days: 13.0%               181-397 Days: 0.9%
91-180 Days: 3.0%                 91-180 Days: 9.1%
8-90 Days: 11.0%                  8-90 Days: 21.8%
0-7 Days: 73.0%                   0-7 Days: 68.2%

The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                           MUNICIPAL MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                      with Todd Pardula, Portfolio Manager

Q: On July 19, 1995, Standard & Poor's (S&P) issued a press release saying that it had lowered the Fund's credit rating from AAA to A+. What was the reason for the downgrade?

A: S&P downgraded the Fund because it owns an Orange County security that is technically in default. The Fund maintains a small holding in uninsured Orange County tax and revenue anticipation notes (TRANs) that were scheduled to mature on July 19, 1995. S&P downgraded the TRANs' credit rating from SP3 to D (default) when Orange County did not pay off the $169 million in notes due on the maturity date. At the time of the downgrade, the unenhanced Orange County securities in the Fund comprised less than one percent (about 0.8%) of the portfolio, with a face value of around $1.5 million.

Q:       Should the Fund's shareholders be concerned about the downgrade?

A: No, we don't believe so. We think that the downgrade is a technicality and that the Fund's credit situation has not deteriorated. In fact, we believe the Fund's investment quality and management standards have improved, not declined. We expect to receive final payment on the TRANs in June 1996. A "rollover" of the defaulted Orange County notes--a one-year extension of the notes' maturity date--was approved in July. We believe that the Orange County recovery plan is viable, and we expect to receive full payment on the TRANs when they mature. Furthermore, should something unexpected happen, the Fund's management company has reaffirmed its willingness to purchase as many Orange County notes from the Fund as necessary to keep the share price from dropping below $1.00. We will not sacrifice our reputation as a responsible money manager.

Q: You said that you think that the Fund's investment quality and management standards have improved. Why?

A: We took significant steps to reduce the Fund's Orange County exposure prior to the downgrade. We sold nearly $1 million of the Fund's Orange County holdings during the second quarter, and we "enhanced" half of the Fund's remaining Orange County TRANs with a letter of credit from State Street Bank and Trust, rated AA by S&P. We also tightened the Fund's credit standards. For example, any TRANs that we purchase now must be credit enhanced--that is, backed by a letter of credit from a major financial institution. In addition, we are reducing our exposure to securities backed by Japanese letters of credit because of growing concerns about the financial health of Japanese banks.

                          MUNICIPAL MONEY MARKET FUND
                             MANAGEMENT DISCUSSION
                        (Continued from previous page)

         Last, but not least, we continue to expand our staff of credit analysts. Our objective is to become less reliant upon the research of outside rating agencies such as S&P. The Orange County bankruptcy demonstrated the shortcomings of the outside agencies. The sheer number of financial entities the outside agencies have to review each year can cause lags in their review process and lead to dated and unreliable information.

Q:       How did the Fund perform?

A: The Fund continued to perform well. For the one-year period ended August 31, 1995, the Fund's total return was 3.35%, compared to the 3.19% average total return for its peers in Lipper's "California Tax-Exempt Money Market Funds" category over the same period (see the Lipper Performance Comparison below).

Q:       What is your management strategy for the next six months?

A: As long as the outlook favors lower interest rates and the tax-exempt money market yield curve* remains positively sloped, we plan to maintain an average maturity* that is longer than neutral (the Fund's neutral position is about 45 days) by purchasing one-year securities whenever supply and demand factors are advantageous.


NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 23.

                          LIPPER PERFORMANCE COMPARISON


Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Tax-Exempt Money Market Funds" category.

                              1 Year           3 Years        Life of Fund+

The Fund`s Total Return:      3.35%            2.59%          3.09%
Category Average
      Total Return:           3.19%            2.46%          2.78%
The Fund`s Ranking:           11 out of 50     12 out of 46   8 out of 38

+ From February 28, 1991, to August 31, 1995.

Total returns are based on historical performance and do not guarantee future results.

                                 HIGH-YIELD FUND
                                 CURRENT YIELD*
                              As of August 31, 1995


         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          6.44%              9.86%       10.29%        11.09%       11.18%

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

             34.70% -- joint taxable income of $63,401 to $94,250 37.42% -- joint taxable income of $94,251 to $143,600
             41.95% -- joint taxable income of $143,601 to $219,872
             42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes, but a portion of the dividends will be subject to the federal alternative minimum tax
(AMT).


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

         $8.31-$9.28            7.09%        6.75%       8.20%       6.10%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 33.

The Fund commenced operations on December 30, 1986.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                 HIGH-YIELD FUND
                           SEC PERFORMANCE COMPARISON

     Comparative Performance of $10,000 Invested on 12/30/86 in the Fund and in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[graph data]
                           Index            Fund
12/86                      10000            10000
                           10336            10171
                           10365            10228
                           10212            10259
                           9639             9010
                           9533             8821
                           9229             9060
                           9315             9117
                           9356             9134
                           8974             8658
                           8973             8474
                           9260             8724
12/87                      9381             8891
                           9755             9206
                           9870             9319
                           9729             9217
                           9806             9282
                           9816             9322
                           10007            9436
                           10074            9506
                           10114            9607
                           10343            9758
                           10579            9903
                           10465            9898
12/88                      10647            9998
                           10898            10159
                           10745            10181
                           10754            10178
                           11069            10309
                           11326            10512
                           11498            10625
                           11650            10740
                           11473            10650
                           11438            10663
                           11589            10746
                           11835            10924
12/89                      11923            10963
                           11802            10924
                           11935            11075
                           11948            11078
                           11802            10939
                           12135            11251
                           12254            11365
                           12471            11576
                           12174            11264
                           12155            11219
                           12412            11329
                           12727            11527
12/90                      12783            11582
                           12954            11772
                           13045            11819
                           13077            11852
                           13279            12049
                           13435            12186
                           13410            12179
                           13617            12350
                           13813            12474
                           14013            12644
                           14160            12745
                           14177            12742
12/91                      14515            12847
                           14506            12833
                           14529            12942
                           14566            13030
                           14705            13128
                           14920            13284
                           15208            13490
                           15766            13903
                           15554            13736
                           15623            13820
                           15362            13544
                           15795            13875
12/92                      16000            14025
                           16151            14125
                           16902            14593
                           16698            14504
                           16927            14704
                           17067            14851
                           17388            15119
                           17405            15129
                           17851            15467
                           18083            15670
                           18117            15759
                           17898            15630
12/93                      18360            15874
                           18576            16084
                           17961            15773
                           16889            15153
                           17019            15096
                           17218            15297
                           17012            15271
                           17449            15584
                           17485            15602
                           17080            15422
                           16555            15191
                           16118            14803
12/94                      16691            15023
                           17425            15444
                           18134            15821
                           18352            16102
                           18343            16107
                           19124            16592
                           18772            16423
                           18868            16490
                           19134            16708

Past performance does not guarantee future results.

The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Lehman Brothers, Inc. Long-Term Municipal Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Municipal Debt Funds" category.

                               1 Year             3 Years            5 Years          Life of Fund+

The Fund`s Total Return:       7.09%              6.75%              8.20%            6.10%
Category Average
      Total Return:            7.07%              6.02%              8.01%            6.85%
The Fund`s Ranking:            49 out of 91       4 out of 57        20 out of 47     26 out of 30

+ From December 31, 1986, to August 31, 1995.

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1995


             % From            % From Asset           One-Year
             Income       +    Appreciation    =    Total Return

              6.16%       +        0.93%       =        7.09%

                                 HIGH-YIELD FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95

         Market Value:              $113,306,820        $105,304,152
         Number of Issues:          78                  79
         Average Maturity:          22.55 years         20.74 years
         Average Coupon:            6.70%               7.03%
         Average Duration:          6.70 years          6.83 years

For definitions of these terms, see page 24.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                                [pie charts]

[graph data]                       [graph data]
8/31/95                            2/28/95
Unrated: 22.4%                     Unrated: 29.0%
BBB: 32.3%                         BBB: 29.0%
A: 37.8%                           A: 29.0%
AA: 2.8%                           AA: 5.0%
AAA: 4.7%                          AAA: 8.0%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 26.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                                [pie charts]

[graph data]                     [graph data]
8/31/95                          2/28/95
Other: 17.7%                     Other: 30.1%
Electric: 6.5%                   1915 Act: 6.2%
Hospital: 6.8%                   Hospital: 7.0%
1915 Act: 7.8%                   Housing: 7.7%
Mello-Roos: 11.8%                Mello-Roos: 12.4%
Tax Allocation: 21.3%            Tax Allocation: 17.9%
COPs: 28.1%                      COPs: 18.7%

For definitions of these security types, see page 23.


                        PORTFOLIO COMPOSITION BY MATURITY
                                 [pie charts]

[graph data]                       [graph data]
8/31/95                             2/28/95
Less than 30 Years: 2.1%            Less than 30 Years: 3.0%
20-30 Years: 63.7%                  20-30 Years: 57.9%
10-20 Years: 32.3%                  10-20 Years: 27.0%
1-5 Years: 0.9%                     5-10 Years: 4.3%
Less than 1 Year: 1.0%              1-5 Years: 5.9%
                                    Less than 1 Year: 1.9%

The Fund invests primarily in intermediate- and long-term California municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

The composition of the Fund's portfolio may change over time.

                                 HIGH-YIELD FUND
                              MANAGEMENT DISCUSSION
  with Steve Permut, Senior Portfolio Manager and Manager of Municipal Research

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 23.

Q:       How did the Fund perform?

A: Along with the municipal bond market in general, the Fund rebounded from 1994. It has performed well in 1995, posting a year-to-date total return of 11.22% as of August 31, 1995. The Fund's total return for the fiscal year ended August 31, 1995 (which includes a portion of 1994's bear market), was 7.09%--slightly higher than the 7.07% average total return for its peers in Lipper's "California Municipal Debt Funds" category (see the Lipper Performance Comparison on page 14).

         The Fund also continued to meet its objective of providing a high level of tax-exempt income. As of August 31, 1995, the Fund's 30-day SEC yield was 6.44%, compared to the 4.96% average 30-day yield of its Lipper peer group.+

Q:       How did you position the Fund?

A: To participate in the muni market rally, we extended the Fund's average maturity* and bought securities with longer durations* and better call features.* In addition, we have been purchasing acceptable lower-quality, higher-yielding securities to keep the Fund's income level high.

Q: Is that why the Fund's credit profile has changed? The Fund currently holds fewer AAA- and AA-rated securities and more BBB-rated securities than it did on February 28 (see the Portfolio Composition by Credit Rating graphs on page 15).

A: Yes. Yield spreads between insured and lower-quality investment grade and non-rated securities widened over the past quarter. We increased the Fund's holdings in acceptable lower-quality securities to take advantage of the higher yields offered by these widening spreads. We also selectively increased our holdings in certificates of participation (COPs),* whose yields have been driven up by concerns about California municipal credit quality (see the Portfolio Composition by Market Sector graphs on page 15).


        +Although the Fund's yield may be significantly higher than that of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based upon the greater credit risk of the securities in the Fund's portfolio.

                                HIGH-YIELD FUND
                             MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       What is your management strategy for the next six months?

A: Because the outlook favors lower interest rates, we plan to continue to extend the Fund's average maturity, looking for securities at both ends of the credit spectrum--highly rated securities with better call features to allow the Fund to continue to participate in bond market gains, and acceptable lower-quality bonds to boost the Fund's yield. As always, the Fund will continue to use its in-house credit analysis team to search for hidden values in lower-rated and unrated municipal securities. Due to our negative outlook on California county issues (see the California Credit Analysis on page 4), we will continue to shy away from county-issued securities until California's counties are on a better fiscal footing.

                                  INSURED FUND
                                 CURRENT YIELD*
                              As of August 31, 1995

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          5.47%              8.38%        8.74%         9.42%        9.50%

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

             34.70% -- joint taxable income of $63,401 to $94,250 37.42% -- joint taxable income of $94,251 to $143,600
             41.95% -- joint taxable income of $143,601 to $219,872
             42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes.


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

        $8.83-$10.12            8.09%        6.53%       8.59%       6.64%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 34.

The Fund commenced operations on December 30, 1986.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                  INSURED FUND
                           SEC PERFORMANCE COMPARISON

     Comparative Performance of $10,000 Invested on 12/30/86 in the Fund and in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[graph data]
                       Index                Fund
12/86                  10000                10000
                       10336                10375
                       10365                10407
                       10212                10316
                       9639                 9245
                       9533                 9125
                       9229                 9377
                       9315                 9424
                       9356                 9492
                       8974                 8807
                       8973                 8905
                       9260                 9217
12/87                  9381                 9404
                       9755                 9781
                       9870                 9906
                       9729                 9619
                       9806                 9695
                       9816                 9647
                       10007                9860
                       10074                9883
                       10114                9927
                       10343                10129
                       10579                10347
                       10465                10222
12/88                  10647                10360
                       10898                10616
                       10745                10508
                       10754                10499
                       11069                10764
                       11326                11018
                       11498                11171
                       11650                11350
                       11473                11122
                       11438                11045
                       11589                11147
                       11835                11372
12/89                  11923                11429
                       11802                11247
                       11935                11426
                       11948                11412
                       11802                11178
                       12135                11579
                       12254                11676
                       12471                11919
                       12174                11563
                       12155                11519
                       12412                11831
                       12727                12151
12/90                  12783                12201
                       12954                12344
                       13045                12387
                       13077                12352
                       13279                12526
                       13435                12644
                       13410                12595
                       13617                12761
                       13813                12936
                       14013                13140
                       14160                13290
                       14177                13229
12/91                  14515                13576
                       14506                13519
                       14529                13552
                       14566                13539
                       14705                13662
                       14920                13853
                       15208                14152
                       15766                14695
                       15554                14446
                       15623                14483
                       15362                14158
                       15795                14666
12/92                  16000                14823
                       16151                15008
                       16902                15745
                       16698                15474
                       16927                15648
                       17067                15727
                       17388                16015
                       17405                15960
                       17851                16431
                       18083                16654
                       18117                16626
                       17898                16449
12/93                  18360                16818
                       18576                17034
                       17961                16531
                       16889                15694
                       17019                15778
                       17218                15887
                       17012                15810
                       17449                16144
                       17485                16155
                       17080                15910
                       16555                15600
                       16118                15337
12/94                  16691                15716
                       17425                16204
                       18134                16703
                       18352                16816
                       18343                16835
                       19124                17455
                       18772                17145
                       18868                17259
                       19134                17463

Past performance does not guarantee future results.

The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Lehman Brothers, Inc. Long-Term Municipal Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Insured Municipal Debt Funds" category.

                                    1 Year          3 Years          5 Years          Life of Fund+

The Fund`s Total Return:            8.09%           6.53%            8.59%            6.64%
Category Average
      Total Return:                 7.10%           6.36%            8.36%            6.84%
The Fund`s Ranking:                 5 out of 22     3 out of 8       3 out of 8       6 out of 7

+ From December 31, 1986, to August 31, 1995.

Total returns are based on historical performance and do not guarantee future results.


                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1995

                 % From            % From Asset           One-Year
                 Income       +    Appreciation    =    Total Return

                  5.38%       +        2.71%       =        8.09%

                                  INSURED FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95

         Market Value:              $176,460,181        $170,391,691
         Number of Issues:          65                  66
         Average Maturity:          18.44 years         16.77 years
         Average Coupon:            6.39%               6.65%
         Average Duration:          8.40 years          7.31 years

For definitions of these terms, see page 24.


                     PORTFOLIO COMPOSITION BY CREDIT RATING
                                 [pie charts]

[graph data]                       [graph data]
8/31/95                            2/28/95
AAA: 100%                          AAA: 100%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 26.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                                 [pie charts]

[graph data]                      [graph data]
8/31/95                           2/28/95
Other: 20.9%                      Other: 27.6%
Electric: 9.4%                    GO: 8.5%
Hospital: 9.7%                    Electric: 9.0%
GO: 10.9%                         Prerefunded: 11.8%
Tax Allocation: 11.3%             Hospital: 12.6%
Water/Sewer: 17.7%                Tax Allocation: 14.0%
COPs: 20.1%                       Water/Sewer: 16.5%

For definitions of these security types, see page 23.


                        PORTFOLIO COMPOSITION BY MATURITY
                                [pie charts]

[graph data]                     [graph data]
8/31/95                          2/28/95
20-30 Years: 34.7%               20-30 Years: 30.7%
10-20 Years: 60.9%               10-20 Years: 55.8%
5-10 Years: 3.1%                 5-10 Years: 6.4%
1-5 Years: 1.3%                  1-5 Years: 5.9%
                                 Less than 1 Year: 1.2%

The Fund invests primarily in long-term California municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

The composition of the Fund's portfolio may change over time.

                                  INSURED FUND
                              MANAGEMENT DISCUSSION
        with Dave MacEwen, Vice President and Municipal Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 23.

Q:       How did the Fund perform?

A: The Fund was one of the top performers in its peer group during the period. For the fiscal year ended August 31, 1995, the Fund's total return was 8.09%, compared to the 7.10% average total return for the 22 funds in Lipper's "California Insured Municipal Debt Funds" category over the same period (see the Lipper Performance Comparison on page
         19). Based on this performance, the Fund ranked fifth in its category.

Q:       Why did the Fund outperform its category average?

A: The Fund's positioning helped produce higher returns. In the last few months of 1994, the Fund was more defensively positioned than many of its peers, and this limited the Fund's losses as muni prices fell. In 1995, a shift to a more neutral position enabled the Fund to benefit fully from the muni rally.

Q:       Can you elaborate on the Fund's positioning in 1995?

A: We maintained the Fund's defensive position at the beginning of 1995 because we believed that strong economic growth could lead to higher inflation and higher interest rates. However, as 1995 progressed and it became clear that economic and market conditions were changing, we shifted our strategy. We sold nearly all of the Fund's short-term munis (maturities of five years or less), which experienced the most price appreciation in 1995, and replaced them with long-term munis (maturities of 10-30 years), which were attractively valued compared to the rest of the muni yield curve.*

         As a result of this repositioning, the Fund's average maturity* extended from 16.8 years to 18.4 years, and the Fund's duration* extended from 7.3 years to 8.4 years (as shown in the Portfolio Statistics on page 20). This is a more neutral position for the Fund compared to its defensive posture earlier in the year.

Q: You cut back on the Fund's holdings of prerefunded bonds (from about 12% to 4%). Why?

A: Prerefunded bonds* typically have short maturities, so we sold most of the Fund's prerefunded bonds when we extended the Fund's average maturity and duration. Because of the recent concerns about municipal credit quality, prerefunded bonds (with their Treasury backing) have

                                  INSURED FUND
                             MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         been in great demand, even more so than insured bonds. The strong demand has led to additional price appreciation, and this gave us further incentive to sell the Fund's prerefunded bonds.

Q:       What is your management strategy for the next six months?

A: The muni market is being pulled in opposite directions by beneficial economic conditions and the specter of federal tax reform. Moderate U.S. economic growth and low inflation have created a favorable environment for munis, but flat tax fears continue to plague the muni market. Accordingly, we expect this tug-of-war to hold muni prices in a fairly narrow trading range over the next six months.

         With this outlook in mind, we plan to maintain the Fund's current neutral position. We may look to extend the Fund's average maturity a little if long-term munis remain cheap. We're also focusing on "call protection"--preventing any of the Fund's securities from being called* during a rally in muni prices. To achieve this protection, we've been selling munis that can be called within 4-7 years and buying munis with call dates that are 9-10 years away.

         Another part of our strategy is to continue adding premium bonds to the Fund's portfolio in order to avoid the undesirable taxability problem associated with discount bonds* (see page 28 for details). We try to buy premium bonds with coupons* that are at least 50 basis points* higher than prevailing muni yields. This strategy should help provide enough cushion to prevent the Fund's securities from becoming discount bonds during a downturn in the market.

Q: The Fund has held a small position in derivatives over the past couple of years. Does the Fund still hold derivatives?

A: Yes. The Fund owns two inverse floaters* that make up about 2.3% of the Fund's portfolio. This is down from a 3% position in inverse floaters six months ago. Although we've reduced our holdings, we continue to employ inverse floaters as a duration management tool. They have higher yields and longer durations than typical long-term bonds, and we use them to balance the Fund's duration. Although inverse floaters are more volatile than long-term bonds, their higher yields are desirable in a steep yield curve environment.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Common California Municipal Securities (Munis)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

Certificates of Participation (COPs)--securities issued to finance public property improvements (such as city halls and police stations).

Development Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Guaranteed Investment Contracts (GICs)--securities backed by a guarantee from an insurance company.

Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Put Bonds--securities that provide the right to sell to a specified buyer at a specified time and price.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Tax Allocation Bonds--securities issued to finance improvements in redevelopment areas (such as urban neighborhoods).

Tax and Revenue Anticipation Notes (TRANs)--securities backed by the general tax revenues of the issuer.

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

Municipal Derivatives

Inverse Floaters--securities bearing interest rates that move inversely to market interest rates. Unlike most bonds, their yields increase as interest rates decline. However, if interest rates rise, they lose considerably more value than a regular fixed-rate bond. Therefore, each Benham California Tax-Free and Municipal Fund limits its investment in inverse floaters to a maximum of 10% of net assets (except for the Money Market Funds, which cannot own inverse floaters at all).

                            INVESTMENT FUNDAMENTALS
                                  DEFINITIONS
                       (Continued from the previous page)

Tender Option Bonds--intermediate- or long-term fixed-rate securities with put options attached (which give the holder the option to sell the bonds at face value at a specified time). Tender option bonds purchased by the Funds are typically structured with seven-day put features attached and pay interest at rates that are reset weekly. Each Fund limits its investment in tender option bonds to 15% of net assets. Tender option bonds are not leveraged and have risk characteristics that are similar to VRDNs.

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 27).

Average Coupon--a weighted average of all coupons held in a fund's portfolio.

Average Yield--a weighted average of the yields to maturity of the securities in a money market fund's portfolio.

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 27).

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to avoid confusion about interest rate changes. For example, if an economist says that interest rates rose 1%, does that mean 1% of the previous rate, or one percentage point? Saying that interest rates rose by 100 basis points is a more precise way of describing the change.

Coupon--the stated interest rate on a security.

Discount Bonds--bonds with coupons that are lower than prevailing interest rates (see also page 28).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds-- bonds with coupons that are higher than prevailing interest rates (see also page 28).

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE


One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot lengthening bond maturities (which represent risk because longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corner of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times--to fight inflation and slow down the economy--and long-term bond yields begin to fall.

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. It's the next step after a flat yield curve if the Fed continues to raise short-term interest rates and long-term rates stay flat or fall.

                             INVESTMENT FUNDAMENTALS
                                MUNI RISK FACTORS

Credit Quality and Credit Ratings

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

Callability

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. The municipalities exercise their "call" options to refinance the bonds. Although calls are good for the bond issuers, they're bad for investors in munis--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as prerefunded bonds) on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the municipal bond supply, which can depress prices.

Duration Extension

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of August 31, 1995, the California Tax-Free Short-Term Fund's duration was approximately two years, while the California Tax-Free Long-Term Fund's duration was approximately eight years. If interest rates were to rise by 100 basis points, the Short-Term Fund's share price would be expected to decline by 2%, while the Long-Term Fund's share price would decline by 8%. Conversely, if interest rates were to fall by 100 basis points, the Short-Term Fund's share price would be expected to increase by 2%, while the Long-Term Fund's share price would increase by 8%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                                  BOND PRICING

Premium and Discount Bonds

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

Tax Treatment of Discount Bonds

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                             INVESTMENT FUNDAMENTALS
                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS

Bond Portfolio Structures

Barbell Structure--a structure that weights the portfolio heavily at each end, with cash at one end and long-term bonds at the other, with little or nothing in between. This structure is particularly effective when yield curves are moving from steep to flat (short-term rates are rising faster than long-term rates). The cash captures the higher short-term yields without losing value, while the long-term bonds earn high yields that offset any depreciation they might experience.

Bullet Structure--a structure that clusters the bond maturities around a single maturity, typically the portfolio's average maturity. This structure is effective when the yield curve is steepening and you have targeted one maturity as the ideal place to be on the yield curve under prevailing market conditions.

Ladder Structure--a structure that staggers bond maturities so they occur at regular intervals. When interest rates are rising, this structure allows alternating parts of the portfolio to be continually reinvested at higher interest rates.

Taxable Distributions

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our California tax-free and municipal bond funds to earn tax-exempt income, they sometimes realize taxable capital gains as we pursue higher total returns. By law, the funds must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
Benham California Tax-Free and Municipal Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund and Tax-Free Insured Fund (four of the series comprising Benham California Tax-Free and Municipal Funds) (the Funds) as of August 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund and Tax-Free Insured Fund of Benham California Tax-Free and Municipal Funds as of August 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


/s/KPMG Peat Marwick LLP
San Francisco, California
October 9, 1995

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                               For a Share Outstanding Throughout the Years Ended August 31


---------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund
---------------------------------------------------------------------------------------------------------------------------

                                 1995       1994      1993       1992      1991      1990      1989       1988      1987      1986
                                 -----      -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
------------------
Net Asset Value at Beginning
    of Period                 $  1.00        1.00      1.00      1.00      1.00       1.00      1.00      1.00       1.00      1.00
  Income From Investment Operations
  Net Investment Income         .0328       .0207     .0209     .0298     .0420      .0510     .0559     .0464      .0383     .0424
  Net Realized and Unrealized
    Losses on Investments      (.0003)          0         0        0          0          0         0    (.0053)         0         0
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income From
    Investment Operations       .0325       .0207     .0209     .0298     .0420      .0510     .0559     .0411      .0383     .0424
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net
    Investment Income          (.0325)     (.0207)   (.0209)   (.0298)   (.0420)    (.0510)   (.0559)   (.0411)    (.0383)   (.0424)
  Distributions from Net
    Realized Capital Gains          0           0         0         0         0          0         0         0          0         0
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------


    Total Distributions        (.0325)     (.0207)   (.0209)   (.0298)   (.0420)    (.0510)   (.0559)   (.0411)    (.0383)   (.0424)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
Net Asset Value at
    End of Period             $  1.00        1.00      1.00      1.00      1.00       1.00      1.00      1.00       1.00      1.00
                               ======        ====      ====      ====      ====       ====      ====      ====       ====      ====
TOTAL RETURN*                    3.31%       2.09%     2.13%     3.00%     4.23%      5.23%     5.70%     4.24%      3.88%     4.39%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars  $ 414,099     371,074   338,731   321,307   361,007    463,130   490,700   328,532    318,095   161,457
Ratio of Expenses to
  Average Daily Net Assets        .52%        .50%      .51%      .54%      .56%       .56%      .59%      .63%       .67%      .74%
Ratio of Net Investment Income
  to Average Daily Net Assets    3.28%       2.07%     2.09%     2.98%     4.20%      5.10%     5.59%     4.10%      3.83%     4.24%

------------------------
* Total return figures assume reinvestment of dividends and capital gain distributions. See the accompanying notes to financial statements.

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                      For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


-----------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     1995      1994       1993      1992      1991+
                                                                                     -----     -----      -----     -----     -----
PER-SHARE DATA
------------------
Net Asset Value at Beginning of Period.......................................     $   1.00      1.00      1.00       1.00     1.00
  Income From Investment Operations
  Net Investment Income......................................................        .0331     .0213     .0221      .0344    .0293
  Net Realized and Unrealized Gains (Losses) on Investments..................       (.0003)        0         0          0        0
                                                                                  ________  ________  ________   ________ ________
    Total Income From Investment Operations..................................        .0328     .0213     .0221      .0344    .0293
                                                                                  ________  ________  ________   ________ ________
  Less Distributions
  Dividends from Net Investment Income.......................................       (.0328)   (.0213)   (.0221)    (.0344)  (.0293)
  Distributions from Net.....................................................
  Realized Capital Gains.....................................................            0         0         0          0        0
                                                                                  ________  ________  ________   ________ ________
    Total Distributions......................................................       (.0328)   (.0213)   (.0221)    (.0344)  (.0293)
                                                                                  ________  ________  ________   ________ ________
Net Asset Value at End of Period.............................................     $   1.00      1.00      1.00       1.00     1.00

TOTAL RETURN*                                                                         3.35%     2.15%     2.25%      3.63%    3.04%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)                             $191,722   243,701   247,621    254,823  136,860
Ratio of Expenses to Average Daily Net Assets                                          .53%      .51%      .46%       .07%       0%
Ratio of Net Investment Income to Average Daily Net Assets                            3.31%     2.13%     2.21%      3.44%   4.39%**

----------------------
+ From December 31, 1990 (commencement of operations) through August 31, 1991.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**      Annualized.
  See the accompanying notes to financial statements.


                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                      For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

------------------------------------------------------------------------------------------------------------------------------------
Municipal High-Yield Fund
------------------------------------------------------------------------------------------------------------------------------------

                                            1995      1994       1993      1992      1991      1990       1989      1988      1987+
                                            -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
------------------
Net Asset Value at Beginning of Period   $   9.06      9.66      9.12      8.84       8.54      8.68      8.45       8.69    10.00
  Income From Investment Operations
  Net Investment Income                     .5612     .5629     .5703     .5809      .5879     .6266     .6611      .6527    .4509
  Net Realized and Unrealized Gains (Losses)
    on Investments                          .0497    (.4793)    .5401     .2800      .3000    (.1400)    .2300     (.2400) (1.3100)
                                         --------  --------  --------  --------   --------  --------  --------   -------- --------
    Total Income (Loss) From Investment
    Operations                              .6109     .0836    1.1104     .8609      .8879     .4866     .8911      .4127   (.8591)
                                         --------  --------  --------  --------   --------  --------  --------   -------- --------
  Less Distributions
  Dividends from Net Investment Income     (.5609)   (.5627)   (.5704)   (.5809)    (.5879)   (.6266)   (.6611)    (.6527)  (.4509)
  Distributions from Net Realized
    Capital Gains                               0    (.1208)        0          0         0         0          0        0         0
  Distributions in Excess of Net Realized
    Capital Gains                               0    (.0001)        0         0          0         0         0          0        0
                                         ________  ________  ________  ________   ________  ________  ________   ________ ________
    Total Distributions                    (.5609)   (.6836)   (.5704)   (.5809)    (.5879)   (.6266)   (.6611)    (.6527)  (.4509)
                                         --------  --------  --------  --------   --------  --------  --------   -------- --------


Net Asset Value at End of Period         $   9.11      9.06      9.66      9.12       8.84      8.54      8.68       8.45     8.69
                                            =====      ====      ====      ====       ====      ====      ====       ====     ====
TOTAL RETURN*                                7.09%      .87%    12.61%    10.11%     10.75%     5.77%    10.86%      5.17%  (10.19)%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands
  of dollars)                            $116,166   116,000   114,564    79,949     65,741    44,602    32,631     13,169    8,434
Ratio of Expenses to Average Daily
  Net Assets                                  .51%      .51%      .55%      .56%       .50%      .24%        0%         0%       0%
Ratio of Net Investment Income to Average
  Daily Net Assets                           6.30%     6.02%     6.14%     6.54%      6.79%     7.23%     7.67%      7.85%   7.50%**
Portfolio Turnover Rate                     40.00%    42.55%    27.40%    32.51%     47.41%   103.74%    49.54%    142.86%   57.42%

-----------------
+ From December 30, 1986 (commencement of operations) through August 31, 1987.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**......................Annualized.
  See the accompanying notes to financial statements.

33

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                      For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Fund
------------------------------------------------------------------------------------------------------------------------------------
                                            1995      1994       1993      1992      1991      1990       1989      1988      1987+
                                            -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
------------------
Net Asset Value at Beginning of Period     $ 9.67     10.64      9.97      9.47       9.00      9.23      8.80       9.07    10.00
  Income From Investment Operations
  Net Investment Income                     .5320     .5267     .5470     .5705      .5733     .5889     .6026      .6246    .4370
  Net Realized and Unrealized Gains (Losses)
    on Investments                          .2200    (.6922)    .7588     .5000      .4700    (.2300)    .4300     (.2700)  (.9300)
                                         --------  --------  --------  --------   --------  --------  --------   -------- --------
    Total Income (Loss) From Investment
    Operations                              .7520    (.1655)   1.3058    1.0705     1.0433     .3589    1.0326      .3546   (.4930)
                                         --------  --------  --------  --------   --------  --------  --------   -------- --------
  Less Distributions
  Dividends from Net Investment Income     (.5320)   (.5263)   (.5477)   (.5705)    (.5733)   (.5889)   (.6026)    (.6246)  (.4370)
  Distributions from Net Realized
    Capital Gains                               0    (.2082)   (.0881)        0          0         0         0          0        0
  Distributions in Excess of Net Realized
    Capital Gains                               0    (.0700)        0         0          0         0         0          0        0
                                         ________  ________  ________  ________   ________  ________  ________   ________ ________
    Total Distributions                    (.5320)   (.8045)   (.6358)   (.5705)    (.5733)   (.5889)   (.6026)    (.6246)  (.4370)
                                         --------  --------  --------  --------   --------  --------  --------   -------- --------
Net Asset Value at End of Period           $ 9.89      9.67     10.64      9.97       9.47      9.00      9.23       8.80     9.07
                                            =====      ====      ====      ====       ====      ====      ====       ====    =====
TOTAL RETURN*                                8.09%   (1.68)%    13.74%    11.67%     11.87%     3.96%    12.04%      4.58%   (8.51)%
----------------

SUPPLEMENTAL DATA AND RATIOS
-------------------------------------
Net Assets at End of Period (in thousands
  of dollars)                            $178,913  189,439    223,440   145,965     94,951    59,870    42,569     29,531   12,748
Ratio of Expenses to Average
  Daily Net Assets                            .50%     .49%       .52%      .55%       .59%      .61%      .66%         0%       0%
Ratio of Net Investment Income to Average
  Daily Net Assets                           5.54%    5.20%      5.37%     5.90%      6.18%     6.43%     6.62%      7.39%   7.11%**
Portfolio Turnover Rate                     40.45%   47.12%     60.94%    53.73%     37.59%   117.47%    73.02%    145.29%   21.04%

---------------
+ From December 30, 1986 (commencement of operations) through August 31, 1987.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**......................Annualized.
  See the accompanying notes to financial statements.

34

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                      August 31, 1995

                                                             Tax-Free           Municipal          Municipal          Tax-Free
                                                           Money Market       Money Market        High-Yield           Insured
                                                               Fund               Fund               Fund               Fund
                                                             ---------          ---------          ---------          ---------
ASSETS
   Investment securities at value (cost of $408,659,073,
   $188,048,764, $110,224,874 and
   $171,565,384, respectively)                          $ 408,659,073        188,048,764        113,306,820        176,460,181
   Cash                                                     8,435,319          4,560,682            738,396            942,580
   Interest receivable                                      2,063,699            885,259          2,250,283          2,788,973
   Receivables for fund shares sold                           455,926            534,737            167,510            109,002
   Prepaid expenses and other assets                            7,248              4,349              1,254              2,315
                                                          ------------       -----------        -----------         ----------
     Total assets                                         419,621,265        194,033,791        116,464,263        180,303,051
                                                          ------------       -----------        -----------         ----------
LIABILITIES
   Payable for securities purchased                         3,530,170          1,512,930                  0          1,050,811
   Payable for fund shares redeemed                         1,751,089            692,854             76,486             10,467
   Dividends payable                                           50,275             19,323            175,035            258,533
   Fees payable to affiliates (Note 2)                        175,329             86,119             45,734             68,767
   Accrued expenses and other liabilities                      15,197                225              1,140              1,910
                                                          ------------       -----------        -----------         ----------
     Total liabilities                                      5,522,060          2,311,451            298,395          1,390,488
                                                          ------------       -----------        -----------         ----------
NET ASSETS                                              $ 414,099,205        191,722,340        116,165,868        178,912,563
                                                          ============       ===========        ===========         ==========
Net assets consist of:
   Capital paid in                                      $ 414,243,637        191,817,804        114,953,650        175,244,715
   Net realized loss on investments                        (1,119,549)          (162,368)        (1,873,819)        (1,230,778)
   Undistributed net investment income                        975,117             66,904              4,091              3,829
   Net unrealized appreciation on  investments                      0                  0          3,081,946          4,894,797
                                                          ------------       -----------        -----------         ----------
Net assets                                              $ 414,099,205        191,722,340        116,165,868        178,912,563
                                                          ============       ===========        ===========         ==========
Shares of beneficial interest outstanding
(unlimited number of shares authorized)                   414,243,637        191,817,804         12,756,782         18,084,945
                                                          ============       ===========        ===========         ==========
Net asset value, offering price and redemption
    price per share                                             $1.00               1.00               9.11               9.89
                                                                 =====              ====              =====              =====

-----------------------
See the accompanying notes to financial statements.

35

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                 STATEMENTS OF OPERATIONS
                                            For the Year Ended August 31, 1995

                                                             Tax-Free           Municipal          Municipal          Tax-Free
                                                           Money Market       Money Market        High-Yield           Insured
                                                               Fund               Fund               Fund               Fund
                                                             ---------          ---------          ---------          ---------
Investment Income
   Interest income                                       $ 14,475,199          8,346,065          7,372,018         10,389,130
                                                          ------------       -----------        -----------         ----------
Expenses (Note 2)
   Investment advisory fees                                 1,118,609            638,989            317,026            505,500
   Administrative fees                                        372,776            213,037            105,659            168,491
   Transfer agency fees                                       245,317            157,812             66,032             95,075
   Printing and postage                                        66,019             41,694             18,045             27,953
   Custodian fees                                               3,551              1,756              5,604              6,937
   Auditing and legal fees                                    110,942             64,767              9,951             13,536
   Registration and filing fees                                13,518              1,935              1,629              2,595
   Directors' fees and expenses                                10,361              7,914              6,152              7,166
   Other operating expenses                                    43,570             31,550             25,229             33,379
                                                          ------------       -----------        -----------         ----------
     Total expenses                                         1,984,663          1,159,454            555,327            860,632
                                                          ------------       -----------        -----------         ----------
        Net investment income                              12,490,536          7,186,611          6,816,691          9,528,498
                                                          ------------       -----------        -----------         ----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain (loss) (identified cost basis):
   Proceeds from sales                                     17,364,005         16,472,120         43,337,952         86,238,894
   Cost of securities sold                                 17,649,308         16,634,488         45,211,022         86,006,443
                                                          ------------       -----------        -----------         ----------
     Net realized gain (loss)                                (285,303)          (162,368)        (1,873,070)           232,451
                                                          ------------       -----------        -----------         ----------
Unrealized appreciation (depreciation) of investments:
   Beginning of year                                                0                  0          1,231,494          1,892,534
   End of year                                                      0                  0          3,081,946          4,894,797
                                                          ------------       -----------        -----------         ----------
     Net unrealized appreciation for the year                       0                  0          1,850,452          3,002,263
                                                          ------------       -----------        -----------         ----------
     Net realized and unrealized gain (loss) on investments  (285,303)          (162,368)           (22,618)         3,234,714
                                                          ------------       -----------        -----------         ----------
   Net increase in net assets resulting  from operations $ 12,205,233          7,024,243          6,794,073         12,763,212
                                                          ============       ===========        ===========         ==========

------------------------
See the accompanying notes to financial statements.

36

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                       For the Years Ended August 31, 1995 and 1994


                                  Tax-Free                   Municipal                   Municipal                   Tax-Free
                              Money Market Fund          Money Market Fund            High-Yield Fund              Insured Fund
                             ------------------         ------------------          ------------------          ------------------
                              1995         1994          1995          1994         1995          1994          1995          1994
                            --------     --------      --------      --------     --------      --------      --------      --------
From investment activities:
  Net investment income  $12,490,536     7,720,190    7,186,611     5,287,434     6,816,691     6,808,425    9,528,498   10,824,476
  Net realized gain (loss)
    on investments          (285,303)            0     (162,368)            0    (1,873,070)      998,423      232,451     (110,260)
  Net change in unrealized
    appreciation
    (depreciation) on
    investments                    0             0            0             0     1,850,452   (6,982,577)    3,002,263  (14,896,263)
                         -----------   -----------  -----------   -----------   -----------  -----------   -----------  -----------
    Change in net assets
      derived from investment
      activities          12,205,233    7,720,190     7,024,243     5,287,434     6,794,073      824,271    12,763,212   (4,182,047)
                         -----------  -----------   -----------   -----------   -----------  -----------   -----------   -----------

From distributions to
shareholders:
  Net investment income  (12,368,993)  (7,720,190)   (7,127,335)   (5,287,434)   (6,813,446)  (6,805,587)  (9,528,450)  (10,816,723)
  Net realized gain on
    investments                    0            0             0             0             0   (1,429,948)           0    (4,355,114)
  In excess of net realized gains
    on investments                 0            0             0             0             0         (748)           0    (1,463,230)
                         -----------  -----------   -----------   -----------   -----------  -----------  -----------   -----------
    Total distributions to
       shareholders      (12,368,993)   (7,720,190)  (7,127,335)   (5,287,434)   (6,813,446)  (8,236,283)  (9,528,450)  (16,635,067)
                         -----------   -----------  -----------   -----------   -----------  -----------  -----------   -----------

37

Statements of Changes in Net Assets --Continued
-----------------------------------------------------------------------------------------------------------------------------------
                                  Tax-Free                   Municipal                   Municipal                  Tax-Free
                              Money Market Fund          Money Market Fund            High-Yield Fund             Insured Fund
                             ------------------         ------------------          ------------------        ------------------
                              1995         1994          1995          1994         1995          1994        1995          1994
From capital share
  transactions (Note 3):
  Proceeds from sales
     of shares           466,211,495   548,608,632  310,209,174   396,441,621    58,165,774   73,614,551   51,954,200   91,484,549
  Net asset value of
    distributions
    reinvested            11,717,045     7,271,719    6,894,430     5,080,789     4,776,705    5,942,772    6,459,209   12,184,178
  Cost of shares
    redeemed            (434,739,843) (523,536,597)(368,979,533) (405,441,948)  (62,756,859) (70,710,126) (72,174,227)(116,853,021)
                        ------------   -----------  -----------   -----------   -----------  -----------  -----------  -----------
  Change in net assets
    derived from capital
    share transactions    43,188,697    32,343,754  (51,875,929)   (3,919,538)      185,620    8,847,197  (13,760,818) (13,184,294)
                        ------------   -----------  -----------  -----------    -----------  -----------  -----------  -----------
   Net increase
    (decrease) in
    in net assets         43,024,937    32,343,754  (51,979,021)   (3,919,538)      166,247    1,435,185  (10,526,056) (34,001,408)

Net Assets:
  Beginning of year      371,074,268   338,730,514  243,701,361   247,620,899   115,999,621  114,564,436  189,438,619  223,440,027
                        ------------   -----------  -----------   -----------   -----------  -----------  -----------  -----------
  End of year          $ 414,099,205   371,074,268  191,722,340   243,701,361   116,165,868  115,999,621  178,912,563  189,438,619
                        ============   ===========  ===========   ===========   ===========  ===========  ===========  ===========

-------------------
See the accompanying notes to financial statements.

38

BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1995

(1)  SIGNIFICANT ACCOUNTING POLICIES

Benham California Tax-Free and Municipal Funds (BCTFMF) is registered under the Investment Company Act of 1940 as an open-end management investment company. Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund, and Tax-Free Insured Fund (collectively the "Funds") are four of the seven Funds composing BCTFMF. With the exception of the Municipal Money Market Fund, each Fund is a "diversified company" as defined in the Investment Company Act of 1940. Significant accounting policies followed by the Funds are summarized below.

Valuation of Investment Securities--Securities held by the Tax-Free Money Market Fund and Municipal Money Market Fund (collectively the "Money Market Funds") are valued at amortized cost, which approximates current market value. Securities held by the Municipal High-Yield and Tax-Free Insured Funds (collectively the "Variable-Price Funds") are valued at current market value as provided by an independent pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses on security transactions are determined on the basis of identified cost.

Income Taxes--Each Fund of BCTFMF intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By doing so, each Fund will not be subject to federal income or California franchise taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

Due to the timing of dividend distributions and the differences in accounting for gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by each Fund. The differences between capital gains distributed on a book versus tax basis are shown as excess distributions of net realized capital gains in the accompanying Financial Highlights and Statements of Changes in Net Assets.

As of August 31, 1995, the Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund, and Tax-Free Insured Fund had capital loss carryovers of $740,889, $3,865, $425,261, and $1,230,778, respectively. No capital  gains  distributions  will  be
made by a Fund until all of its loss carryovers have been offset or expired. The capital loss carryover for the Tax-Free Money Market Fund expires August 31, 1996. All other loss carryovers expire on August 31, 2003.

Share Valuation--Each Fund's net asset value per share is computed each business day by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. It is BCTFMF's policy to maintain a constant net asset value of $1.00 per share for the Money Market Funds, although there is no guarantee it will be able to do so. The Variable-Price Funds' net asset values fluctuate daily in response to changes in the market value of their investments.

Investment Income, Premium, and Discount--Interest income and expenses are accrued daily. For each Fund, premium on securities purchased is amortized daily on a straight-line basis over the shorter period of purchase date to call date or purchase date to maturity date. Market discount is recognized as income upon sale or maturity of the securities for the Variable-Price Funds. Original issue discount for municipal securities is accrued daily using the effective interest rate method for the Variable-Price Funds. Discount is accrued daily on a straight-line basis through maturity for securities held by the Money Market Funds.

Dividends and Other Distributions--The Money Market Funds' dividends are declared and credited daily and distributed on the last business day of the month. The Variable-Price Funds' dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month. Each Variable-Price Fund distributes net realized capital gains, if any, once per year. Shareholders may elect to receive distributions in cash or reinvested as additional shares.

(2)  INVESTMENT ADVISORY FEES AND OTHER
     TRANSACTIONS WITH AFFILIATES

Benham  Management  Corporation  (BMC) is a wholly owned subsidiary of Twentieth
Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays Benham Management Corporation (BMC) a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BCTFMF's average daily net assets to the following annualized investment advisory fee schedule.

                         .50% of the first $100 million
                         .45% of the next $100 million
                         .40% of the next $100 million
                         .35% of the next $100 million
                         .30% of the next $100 million

                          .25% of the next $1 billion
                          .24% of the next $1 billion
                          .23% of the next $1 billion
                          .22% of the next $1 billion
                          .21% of the next $1 billion
                          .20% of the next $1 billion
                          .19% of average daily net assets over $6.5 billion

BMC provides BCTFMF with all investment advice. Twentieth Century Services, Inc. pays all compensation of BCTFMF officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BCTFMF has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

BCTFMF has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .54% (.57% prior to June 1, 1995) of average daily net assets for the Tax-Free Money Market Fund, .58% (.60% prior to June 1, 1995) of average daily net assets for the Municipal Money Market Fund, and .62% of average daily net assets for the Variable-Price Funds. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses were less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1996.

The payables to affiliates as of August 31, 1995, based on the above agreements were as follows:
                             Benham          Benham        Benham      Benham
                            Tax-Free        Municipal     Municipal    Tax-Free
                          Money Market    Money Market   High-Yield    Insured
                              Fund            Fund          Fund       Fund
                           -----------     ----------     ---------    ---------
Investment Advisor          $102,821         47,766         28,333       43,296
Administrative Services       34,056         15,820          9,385       14,340
Transfer Agent                38,452         22,533          8,016       11,131
                            --------       --------       --------     --------
                           $ 175,329         86,119         45,734       68,767
                             =======          =====          =====        =====

BCTFMF has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Funds' shares. BMC pays all costs incurred by BDI. BDI is a wholly owned subsidiary of TCC.

The Tax-Free Money Market and Municipal Money Market Funds own $5,050,000 and $2,950,000, respectively, of tax revenue and anticipation notes issued by Orange County, California, which filed for bankruptcy protection on December 6, 1994. The market values of these securities on August 31, 1995, were $4,848,000 for the Tax-Free Money Market Fund and $2,832,000 for the Municipal Money Market Fund. TCC arranged for the issuance of irrevocable standby letters of credit by State Street Bank and Trust Company in favor of the Tax-Free Money Market and Municipal Money Market Funds. The terms of the letters of credit provide for the payment of up to $2,520,000 to the Tax-Free Money Market Fund and $1,475,000 to the Municipal Money Market Fund should Orange County default in the payment of principal and/or interest on such notes. Since the letters of credit only cover one half of the amount of Orange County notes held, the Funds continue to be exposed to risk of principal and/or interest on the Orange County notes. TCC has agreed to reimburse State Street Bank for any payments made by the bank to the Funds under the letter of credit. The value of the letter of credit is not considered material to either of the Money Market Funds' financial statements.

Prior to the issuance of the above mentioned letters of credit BMI agreed to purchase the Orange County notes, to the extent necessary, should they cause the Money Market Funds' net asset value to drop below the $1.00 share price. The net asset value of the Money Market Funds did not drop below $1.00, thus BMI did not purchase the Orange County notes. The value of this agreement was not considered material to either of the Money Market Funds' financial statements.

(3)  SHARE TRANSACTIONS

Share transactions for each of the Funds for the years ended August 31, 1995, and 1994, were as follows:

                                        Tax-Free                  Municipal
                                      Money Market               Money Market
                                          Fund                       Fund
                               -------------------          -------------------
                                1995         1994          1995            1994

Shares sol................. 466,211,495   548,608,632   310,209,174   396,441,621
Reinvestment of dividends..  11,717,045     7,271,719     6,894,430     5,080,789
                            -----------   -----------   -----------   -----------
                            477,928,540   555,880,351   317,103,604   401,522,410

Less shares redeemed.......(434,739,843) (523,536,597) (368,979,533) (405,441,948)
                           ------------  ------------  ------------  ------------
Net increase
  (decrease) in shares.....  43,188,697    32,343,754   (51,875,929)   (3,919,538)
                           ============  ============  ============  ============

42

                                     Municipal                Tax-Free
                                   High-Yield                  Insured
                                      Fund                      Fund
                               -------------------       -------------------
                                1995        1994          1995         1994
                              ---------   ---------     ---------    ---------
Shares sold................   6,551,021   7,881,975     5,419,808    9,013,452
Reinvestment of dividends..     537,231     634,226       673,481    1,195,780
                            ----------- -----------   -----------  -----------
                              7,088,252   8,516,201     6,093,289   10,209,232
Less shares redeemed.......  (7,132,653) (7,570,167)   (7,600,045) (11,611,555)
                            ----------- -----------   -----------  -----------
Net increase
  (decrease) in shares.....     (44,401)    946,034    (1,506,756)  (1,402,323)
                            =========== ===========   ===========  ===========

(4)  INVESTMENT SECURITIES--PURCHASES, SALES AND/OR MATURITIES

Portfolio activity, excluding short-term securities, for the year ended August 31, 1995, was as follows:

                                          Municipal           Tax-Free
                                         High-Yield            Insured
                                            Fund                Fund
                                      ----------------    ----------------
Purchases..........................    $ 42,589,842          68,892,514
                                        ===========          ==========
Sales proceeds.....................    $ 43,337,952          86,238,894
                                        ===========          ==========

As of August 31, 1995, unrealized appreciation (depreciation) was as follows:

                                           Municipal           Tax-Free
                                          High-Yield            Insured
                                             Fund                Fund
                                       ----------------    ----------------
Appreciated securities..............   $ 3,543,663            6,720,971
Depreciated securities..............      (461,717)          (1,826,174)
                                        ----------            ---------
Net unrealized appreciation.........   $ 3,081,946            4,894,797
                                        ==========            =========

The cost of securities for financial reporting and federal income tax purposes is the same.

The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

PROXY VOTING RESULTS

A special shareholder meeting was held on May 31, 1995, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

Proposal I.--To consider and vote on approval or disapproval of new Investment Advisory Agreements with BCTFMF on behalf of each Fund with BMC to take effect upon the closing of the proposed merger of BMC's parent company, Benham Management International, Inc., into TCC.

Proposals II, III, and IV are not applicable to shareholders of BCTFMF.

Proposal V.--To elect the Board of Trustees of BCTFMF.

Proposal VI.--To ratify the Board of Trustees' selection of KPMG Peat Marwick LLP as independent auditors for BCTFMF's current fiscal year end.

Proposal   VII.--To  amend  BCTFMF's   Articles  of   Incorporation  to  provide
dollar-based voting rights for shareholders of the Funds.

A summary of voting results is as follows:

                       Benham California Tax-Free         Benham California Municipal
                            Money Market Fund                  Money Market Fund
--------------------------------------------------------------------------------------
Proposal I.                For            208,259,295      For            124,322,542
                           Against         13,235,876      Against          4,831,889
                           Abstained        9,712,437      Abstained        2,767,810
--------------------------------------------------------------------------------------
Proposal V.

  James M. Benham          For            219,135,194      For            126,233,767
                           Withheld*       12,072,413      Withheld*        5,688,474

  Ronald J. Gilson         For            219,056,461      For            125,694,854
                           Withheld*       12,151,146      Withheld*        6,227,387

  Myron S. Scholes         For            219,068,855      For            126,240,508
                           Withheld*       12,138,752      Withheld*        5,681,733

  Kenneth E. Scott         For            218,949,979      For            126,240,508
                           Withheld*       12,257,628      Withheld*        5,681,733

  Ezra Solomon             For            218,656,598      For            126,238,178
                           Withheld*       12,551,009      Withheld*        5,684,063

  Isaac Stein              For            219,062,411      For            126,239,096
                           Withheld*       12,145,196      Withheld*        5,683,145

  James E. Stowers, III    For            218,592,331      For            125,683,595
                           Withheld*       12,615,276      Withheld*        6,238,646

  Jeanne D. Wohlers        For            219,037,860      For            126,237,092
                           Withheld*       12,169,747      Withheld*        5,685,149

*Shares withholding authority to vote.
--------------------------------------------------------------------------------------
Proposal VI.
                           For            215,446,211      For            127,151,920
                           Against          3,235,341      Against          1,325,617
                           Abstained       12,526,056      Abstained        3,444,704
--------------------------------------------------------------------------------------
Proposal VII.
                           For            211,267,881      For            125,084,050
                           Against          8,743,520      Against          3,620,385
                           Abstained       11,196,206      Abstained        3,217,806

44

                            Benham California Municipal     Benham California Tax-Free
                                   High-Yield Fund                 Insured Fund
---------------------------------------------------------------------------------------
Proposal I.                For              6,824,388      For              11,370,098
                           Against            195,135      Against             388,909
                           Abstained          555,946      Abstained           440,691
---------------------------------------------------------------------------------------
Proposal V.

  James M. Benham          For              7,016,725      For              11,680,408
                           Withheld*          558,745      Withheld*           519,291

  Ronald J. Gilson         For              7,001,205      For              11,671,264
                           Withheld*          574,265      Withheld*           528,435

  Myron S. Scholes         For              7,013,655      For              11,691,867
                           Withheld*          561,815      Withheld*           507,832

  Kenneth E. Scott         For              7,017,177      For              11,691,867
                           Withheld*          558,293      Withheld*           507,832

  Ezra Solomon             For              6,993,352      For              11,653,418
                           Withheld*          582,118      Withheld*           546,281

  Isaac Stein              For              7,008,286      For              11,690,320
                           Withheld*          567,184      Withheld*           509,379

  James E. Stowers, III    For              6,998,465      For              11,643,929
                           Withheld*          577,005      Withheld*           555,770
,
  Jeanne D. Wohlers        For              7,005,426      For              11,683,339
                           Withheld*          570,044      Withheld*           516,360

*Shares withholding authority to vote.
---------------------------------------------------------------------------------------
Proposal VI.
                           For              6,982,091      For              11,651,702
                           Against             77,234      Against             150,739
                           Abstained          516,143      Abstained           397,257
---------------------------------------------------------------------------------------
Proposal VII.
                           For              6,784,339      For              11,131,458
                           Against            147,446      Against             385,882
                           Abstained          643,684      Abstained           682,358
---------------------------------------------------------------------------------------

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                Tax-Free Money Market Fund
                                             Schedule of Investment Securities
                                                      August 31, 1995

                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 4,500,000  Agoura Hills Multifamily Housing Revenue Bond Oakridge Apartments,
                Guaranteed by Continental Casualty Co.                             3.900%  09/06/95*  $ 4,500,000     NR/A1
    155,000  Association of Bay Area Governments Lease Revenue Pooled Project, Letter of
                Credit-National Westminster Bank                                   3.250   09/07/95*      155,000     VMIG1/NR
  1,900,000  Anaheim Electric Tax-Exempt Commercial Paper                          3.950   09/11/95     1,900,000     P1/A-1+
  5,000,000  Anaheim Housing Authority Revenue, Heritage Village Apartments
                Series 1992 A, Letter of Credit-Barclay's Bank                     3.700   09/07/95*    5,000,000     VMIG1/NR
  3,500,000  Anaheim Unified High School District Tax and Revenue Anticipation Notes,
                Letter of Credit-Bank of America                                   5.000   09/05/96     3,530,170     MIG1/NR
  4,000,000  Auburn Unified School District Certificate of Participation, Series 1993,
                California, Letter of Credit-Bank of California                    3.750   09/07/95*    4,000,000     VMIG1/A-1
  4,300,000  Auburn Unified School District Certificate of Participation Series 1993,
                California, Letter of Credit-Bank of California                    3.750   09/07/95*    4,300,000     MIG1/A-1
  5,300,000  Azusa Multifamily Housing Revenue Bond Pacific Glen Apartments,
                Letter of Credit-Guaranteed by Continental Casualty Co.            3.950   09/07/95*    5,300,000     NR/A-1
 15,000,000  California Health Facilities Financing Authority Catholic Health Series D,
                Letter of Credit-Rabobank                                          3.400   09/07/95*   15,000,000     VMIG1/A-1+
  1,500,000  California Health Facilities Financing Authority Children's Hospital,
                Letter of Credit-Rabobank                                          3.400   09/07/95*    1,500,000     VMIG1/NR
  3,400,000  California Health Facilities Financing Authority Granada Hills,
                Letter of Credit-Banque Paribas                                    3.550   09/06/95*    3,400,000     VMIG1/NR
  2,000,000  California Health Facilities Financing Authority Kaiser Permanente,
                Kaiser Permanente Series 1993 A                                    3.350   09/06/95*    2,000,000    VMIG1/A-1+
  5,000,000  California Health Facilities Financing Authority Kaiser Permanente
                Series 1993 B                                                      3.350   09/06/95*    5,000,000    VMIG1/A-1+
  1,015,000  California Health Facilities Financing Authority Loan Program Series A,
                Letter of Credit-Sanwa Bank                                        3.350   09/07/95*    1,015,000    VMIG1/NR
  8,225,000  California Health Facilities Financing Authority Pooled Loan Series B,
                Letter of Credit-General Electric Credit Corporation               3.350   09/06/95*    8,225,000    VMIG1/A-1+

46

Schedule of Investment Securities-Tax-Free Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,700,000  California Health Facilities Financing Authority Pooled Program,
                Letter of Credit-Swiss Bank                                        3.350%  09/06/95*  $ 2,700,000     VMIG1/A-1+
  6,000,000  California Health Scripps Memorial Hospital, Series 1985 B,
                Standby Bond Purchase Agreement-Morgan Guaranty Trust,
                Letter of Credit-Morgan Guaranty Trust                             3.350   09/07/95*    6,000,000     VMIG1/A-1+
  1,000,000  California Pollution Control Financing Authority Chevron USA, Inc.    4.100   11/15/95       999,005     Aa2/AA
 10,500,000  California Pollution Control Financing Authority Chevron USA, Inc.    4.500   05/15/96    10,500,000     Aa2/AA
 13,500,000  California Pollution Control Revenue Authority North County Recovery
                Series 1992 B, Letter of Credit-Union Bank of Switzerland          3.350   09/06/95*   13,500,000     NR/A-1+
  5,000,000  California Pollution Control Revenue PG&E Tax-Exempt Commercial Paper,
                Letter of Credit-Morgan Guaranty Trust                             4.100   09/07/95     5,000,000     NR/A-1+
  2,500,000  California Pollution Control Revenue Bonds for Southern California
                Edison Series A                                                    3.450   09/01/95*    2,500,000     VMIG1/A-1+
  5,000,000  California Public Capital Improvement Financing Authority Revenue Bonds
                Pool Project C, Letter of Credit-National Westminster Bank         3.700   09/15/95*    5,000,000     VMIG1/NR
  7,500,000  California School Cash Reserve Program Series A, MBIA Insured         4.750   07/03/96     7,553,844     MIG1/SP1+
    500,000  California State Revenue Anticipation Warrants, FGIC Insured          5.750   04/25/96       503,922     MIG1/SP1
 11,875,000  California State Revenue Anticipation Warrants Series C,
                Letter of Credit Supported                                         5.750   04/25/96    11,962,584     MIG1/SP1
 12,700,000  California Statewide Communities Apartment Development Authority
                Series A-1, Letter of Credit-Federal National Mortgage
                Association Collateral Agreement                                   3.350   09/06/95*   12,700,000     NR/A-1+
  7,000,000  California Statewide Communities Apartment Development Authority
                Series A-2, Letter of Credit-Federal National Mortgage
                Association Collateral Agreement                                   3.350   09/07/95*    7,000,000     NR/A-1+
  3,000,000  California Statewide Communities Apartment Development Authority
                Whispering Winds Apartments, Guaranteed by Continental Casualty Co.3.900   09/06/95*    3,000,000     NR/A-1
  8,000,000  California Statewide Communities Covenant Retirement Community
                Certificate of Participation, Letter of Credit-Lasalle
                National  Bank                                                     3.700   09/07/95*    8,000,000     NR/A-1+
  2,445,000  Central Unified School District, Letter of Credit Bank of California  3.850   09/06/95*    2,445,000     VMIG1/NR
  1,900,000  Chico Multifamily Housing Revenue Bond Ceres Plaza Refunding
                Series 1993 A,Letter of Credit-Bank of America                     3.400   09/07/95*    1,900,000     VMIG1/NR

47

Schedule of Investment Securities-Tax-Free Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 1,930,000  Contra Costa Public Financing Authority Revenue Refunding Certificate of
                Participation, MBIA Insured                                        7.000%  06/01/96   $ 1,975,305     Aaa/AAA
 12,400,000  Contra Costa Transportation Sales Tax Revenue, California, Insurance and
                Liquidity provided by FGIC                                         3.400   09/06/95*   12,400,000     VMIG1/A-1+
  1,500,000  Covina Redevelopment Agency Multifamily Housing Revenue Bond
                Shadowhills Apartments, Guaranteed by Continental Casualty Co.     3.950   09/07/95*    1,500,000     NR/A-1
  1,000,000  Elk Grove Unified School District Tax and Revenue Anticipation Notes  5.000   09/14/95     1,000,332     NR/A-1+
  2,000,000  Foothill/Eastern Transportation Corridor Agency,
                Letter of Credit-Credit Suisse                                     3.300   09/06/95*    2,000,000     NR/A-1+
  6,500,000  Foothill/Eastern Transportation Corridor Agency, Series B,
                Letter of Credit-Morgan Guaranty Trust                             3.350   09/07/95*    6,500,000     NR/A-1+
  5,915,000  Gardena Financing Agency Public Parking Project,
                California, Letter of Credit-Industrial Bank of Japan              3.700   09/07/95*    5,915,000     VMIG1/NR
  5,000,000  Golden Empire School Financing Authority Kern High School District
                Series 1995 A, Letter of Credit-Canadian Imperial Bank of Commerc  3.400   09/06/95*    5,000,000     NR/A-1+
 12,100,000  Hayward Multifamily Housing Revenue Bond Shorewood Apartments,
                Insurance and Liquidity provided by FGIC.                          3.550   09/07/95*   12,100,000     VMIG1/AAA
  2,500,000  Healdsburg Redevelopment Agency Refunding Vineyard Plaza, California,
                Letter of Credit-Sumitomo Bank Ltd.                                3.700   09/07/95*    2,500,000     NR/A-1
    145,000  Irvine Assessment District Number 89-10, Letter
                of Credit-National Westminster Bank                                3.350   09/01/95*      145,000     VMIG1/A-1+
  4,685,000  Irvine Public Facilities Infrastructure Authority Capital Improvement
                Bond Series 1987, California, Letter of Credit-National
                Westminster Bank                                                   3.750   09/07/95*    4,685,000     VMIG1/NR
  6,000,000  Irvine Ranch Water District, Letter of Credit-Bank of America         3.600   09/01/95*    6,000,000     VMIG1/A-1
  3,000,000  Kern Community College District Certificate of Participation,
                Letter of Credit-Bank of California                                3.650   09/06/95*    3,000,000     NR/A-1
  3,600,000  Kern County Public Facility Project Series C,
                Letter of Credit-Union Bank of Switzerland                         3.450   09/01/95*    3,600,000     VMIG1/NR
  5,000,000  Long Beach Multifamily Housing Revenue Bond Channel Point Apartments,
                Letter of Credit-Union Bank of California                          3.800   09/06/95*    5,000,000     VMIG1/NR
  4,000,000  Los Angeles Community College District, Letter of Credit-Commerzbank  4.500   07/31/96     4,019,363     NR/SP1+

48

Schedule of Investment Securities-Tax-Free Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 1,105,000  Los Angeles Community Redevelopment Agency Tax Assessment
                Bunker Hill Project A, Escrowed to Maturity                        8.200%  12/01/95   $ 1,117,216     Aaa/A
  2,000,000  Los Angeles County Metropolitan Transit Authority,
                Letter of Credit-Bank of California                                3.750   10/26/95     2,000,000     P1/A-1
  6,500,000  Los Angeles County Metropolitan Transportation Authority Union Station
                Tax-Exempt Commercial Paper, Letter of Credit-ABN-AMRO Bank,
                Banque National de Paris, Canadian Imperial Bank of Commerce,
                National Westminster Bank, Societe Generale                        3.500   09/07/95*    6,500,000     VMIG1/A-1+
  5,500,000  Los Angeles County Tax and Revenue Anticipation Notes, Letter of Credit-
                Bank of America, Credit Suisse, Morgan Guaranty Trust, Swiss Bank,
                Union Bank of Switzerland, Westdeutsche Landesbank                 4.500   07/01/96     5,526,298     MIG1/SP1
  1,150,000  Los Angeles Multifamily Housing Revenue Bond Studio Colony Series 1985 C,
                California, Letter of Credit-Industrial Bank of Japan              3.500   09/07/95*    1,150,000     VMG1/NR
  1,700,000  Los Angeles Waste Water Revenue Bond Series A, MBIA Insured           8.500   06/01/96     1,758,718     Aaa/AAA
  2,100,000  Midway School District Certificate of Participation,
                Letter of Credit-Bank of California                                3.600   09/07/95*    2,100,000     VMIG1/NR
  3,500,000  Monterey County Reclamation and Disaster Project,
                Letter of Credit-Dai-Ichi Kangyo Bank                              3.600   09/07/95*    3,500,000     VMIG1/NR
  1,100,000  Monterey Regional Waste Water Management
                Authority, Letter of Credit-Dai-Ichi Kangyo Bank                   3.600   09/07/95*    1,100,000     NR/A-1
  9,000,000  Oceanside Multifamily Housing Revenue Refunding
                Bonds Lakeridge Apartments Project, Guaranteed
                by Continental Casualty Co.                                        4.050   09/06/95*    9,000,000     NR/A-1
  1,000,000  Ontario Tax and Revenue Anticipation Notes                            5.000   11/03/95     1,000,606     MIG1/NR
  4,500,000  Orange County Apartment Development The Lake Project Series 1991 A, California,
                Letter of Credit-Citibank                                          3.600   09/07/95*    4,500,000     NR/A-1+
  3,000,000  Orange County Multifamility Housing Revenue Bond Heritage Point Apartments,
                Letter of Credit-Banque Paribas                                    4.500   09/06/95*    3,000,000     NR/A-1
  2,525,000  Orange County 1994-1995 Tax and Revenue Anticipation Notes Series A,
                Letter of Credit-State Street Bank+                                5.450   06/30/96     2,525,000     SG/D
  2,525,000  Orange County 1994-1995 Tax and Revenue Anticipation Notes Series A+  5.450   06/30/96     2,525,000     SG/D

49

Schedule of Investment Securities-Tax-Free Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,000,000  Orange County Transit Authority Tax-Exempt Commercial  Paper,
                Letter of Credit-Imperial Bank of Japan                            4.200%  09/12/95   $ 2,000,000     P1/A-1
  4,000,000  Orange County Transit Authority Tax-Exempt Commercial Paper,
                Letter of Credit-Imperial Bank of Japan                            4.150   09/08/95     4,000,000     P1/A-1
    900,000  Palm Springs Redevelopment Agency Project #1,
                California, Letter of Credit-Citibank                              3.700   09/06/95*      900,000     NR/A-1+
  2,900,000  Palm Springs Redevelopment Agency, Letter of Credit-Citibank          3.700   09/06/95*    2,900,000     NR/A-1+
  6,100,000  Pico Rivera Redevelopment Agency Project Certificate of Participation,
                Letter of Credit-Wachovia Bank of Georgia                          3.450   09/05/95*    6,100,000     NR/A-1+
  2,200,000  Pomona Public Financing Authority Series M,
                Letter of Credit-Sumitomo Bank Ltd.                                3.600   09/06/95*    2,200,000     NR/A-1
  1,300,000  Richmond Joint Powers Financing Authority, Letter of
                Credit-Bank of California                                          3.600   09/01/95*    1,300,000     NR/A-1
  6,240,000  Riverside County Multifamily Housing Revenue Bond Ambergate Apartments,
                California, Letter of Credit-Union Bank of California              3.850   09/07/95*    6,240,000     VMIG1/NR
  1,715,000  Rohnert Park Multifamility Housing Revenue Bond Crossbrook Apartments,
                Letter of Credit-Federal National Mortgage
                Association Collateral Agreement                                   3.550   09/06/95*    1,715,000     NR/A-1+
  8,200,000  Sacramento County Multifamility Housing Revenue Bond River Oaks,
                Letter of Credit-Dai-Ichi Kangyo Bank                              3.600   09/07/95*    8,200,000     VMIG1/A-1
  1,500,000  Sacramento County Multifamility Housing Revenue Bond Series 1985 A,
                Letter of Credit-Dai-Ichi Kangyo Bank                              3.600   09/07/95*    1,500,000     VMIG1/A-1
  3,000,000  San Bernardino County Tax and Revenue Anticipation Notes Series 1995-96,
                Letter of Credit-Bank of Nova Scotia, Banque National de Paris,
                Toronto Dominion                                                   4.500   07/05/96     3,013,353     MIG1/SP1
 10,000,000  San Bernardino County Certificate of Participation Standby Bond Purchase
                Agreement, Merrill Lynch, MBIA Insured                             3.670   09/07/95*   10,000,000     VMIG1/NR
  1,900,000  San Bernardino Industrial Development Authority C & M Fine Pac, Inc.,
                California, Letter of Credit-Sanwa Bank                            3.400   09/06/95*    1,900,000     P1/NR
 12,700,000  San Bernardino Multifamily Housing Revenue Bond Castle Park Apartments
                Series A, California, Letter of Credit-Bank of Tokyo               3.750   09/06/95*   12,700,000     VMIG1/NR
  1,370,000  San Diego County Country Hills, Letter of Credit-Federal National
                Mortgage Association Collateral Agreement                          3.550   09/06/95*    1,370,000     NR/A-1+

50

Schedule of Investment Securities-Tax-Free Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,500,000  San Diego County Regional Transportation Commission Tax-Exempt
                Commercial Paper, Line of Credit-Credit Suisse, Morgan
                Guaranty Trust                                                     4.150%  09/12/95   $ 2,500,000     P1/A-1+
  2,300,000  San Diego Gas and Electric Tax-Exempt Commercial Paper Industrial
                Development Revenue Bonds Series 1995 B                            3.700   09/25/95     2,300,000     VMIG1/A-1
  3,565,000  San Diego Housing Authority Multifamily Housing Revenue Bond Market
                Project Series 1985 G, California, Letter of Credit-Barclay's Bank 3.650   09/06/95*    3,565,000     VMIG1/NR
  2,500,000  San Francisco Redevelopment Agency Fillmore Center Project #202,
                Letter of Credit-Bank of Nova Scotia                               3.450   09/06/95*    2,500,000     NR/A-1+
  1,400,000  San Jose Financing Authority Hayes Mansion,
                Letter of Credit-Sumitomo Bank Ltd.                                3.650   09/06/95*    1,400,000     NR/A-1
  3,900,000  San Leandro Multifamily Housing Revenue Bond Parkside,
                Federal National Mortgage Association Collateral Agreement         3.550   09/06/95*    3,900,000     NR/A-1+
  1,500,000  San Mateo County School Insurance Group                               5.000   11/13/95     1,501,147     NR/SP1+
    800,000  Santa Clara County Multifamily Housing Revenue Bond Grove Garden,
                Letter of Credit-Citibank                                          3.450   09/06/95*      800,000     VMIG1/A-1+
  3,200,000  Santa Clara Electric System Revenue Bond Series B, California,
                Letter of Credit-National Westminster Bank                         3.300   09/06/95*    3,200,000     VMIG1/NR
  4,500,000  Santa Clara Electric System Revenue Bond Series C, California,
                Letter of Credit-National Westminster Bank                         3.300   09/06/95*    4,500,000     VMIG1/NR
  4,200,000  Santa Clara Multifamily Housing Revenue Bond Foxchase Apartments,
                California, Insurance and Liquidity provided by FGIC               3.550   09/07/95*    4,200,000    VMIG1/A-1+
  2,000,000  Simi Valley Multifamily Housing Revenue Bond Lincoln Wood Ranch
                Apartments Series 1990, California, Letter of Credit-Sumitomo
                Bank Ltd.                                                          3.550   09/07/95*    2,000,000    NR/A-1
  2,000,000  Solano County Tax and Revenue Anticipation Notes                      5.000   11/01/95     2,002,079    MIG1/SP1+
  1,000,000  South Coast Air Quality Management District Revenue Refunding Series 1992,
                California, AMBAC Insured                                          4.500   08/01/96     1,005,530    Aaa/AAA
    525,000  South San Francisco Water Plant Certificate of Participation Series 1991,
                Letter of Credit-National Westminster Bank                         3.600   09/07/95*      525,000    VMIG1/A-1+
  1,000,000  Southern California Public Power Agency Project Series 1987 A, California,
                Prerefunded at 102% of par                                         6.875   07/01/96     1,044,601    NR/AAA
  1,600,000  Triunfo Sanitation District Refunding, Letter of Credit-Banque
                National de Paris                                                  3.550   09/06/95*    1,600,000    NR/A-1
  3,200,000  Union City Multifamily Housing Revenue Bond Skylark Apartments,
                Letter of Credit-Sumitomo Bank Ltd.                                3.700   09/05/95*    3,200,000    NR/A-1

51

Schedule of Investment Securities-Tax-Free Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$   825,000  Upland Community Redevelopment Agency Multifamily Housing Revenue Bond
                Northwoods, Letter of Credit-Sanwa Bank                            4.000%  09/06/95*  $   825,000     NR/A-1+
  4,720,000  Vallejo Community Development Vallejo Center Project Series A,
                Letter of Credit-Bank of Tokyo                                     3.750   09/06/95*    4,720,000     NR/A-1
  4,600,000  Visalia Certificate of Participation Convention Center Series 1991,
                Letter of Credit-Bank of California                                3.750   09/07/95*    4,600,000     VMIG1/A-1
------------                                                                                         ------------
$ 408,255,000   Total Investment Securities (cost $408,659,073)                                      $408,659,073
============                                                                                         ============

NR = Not Rated
SG = Speculative Grade
D   = Default
----------------------
* These variable interest rate securities have maturities greater than the indicated maturity dates but are redeemable upon demand at the date indicated. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

+ This security is illiquid and has been downgraded by both Moody's and S&P, due to the bankruptcy filing of Orange County, California. The Board of Trustees has determined that it was not in the best interest of the Fund to dispose of this security. This security was originally due on July 19, 1995. Orange County revised the terms of this security to extend the maturity to June 30, 1996 along with an increase in the security's interest rate. See Note 2 of the accompanying notes to financial statements.

                     Portfolio Composition by Market Sector
      Variable-Rate Demand Notes................  78%          Put Bonds..........................     4%
      Municipal Notes...........................  11           Bond less than 1 Year..............     2
      Commercial Paper..........................   5                                                ----
                                                               TOTAL..............................   100%
                                                                                                    ====

52

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                Municipal Money Market Fund
                                             Schedule of Investment Securities
                                                      August 31, 1995
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,000,000  Agoura Hills Multifamily Housing Revenue Bond Oakridge Apartments,
                Guaranteed by Continental Casualty Co.                             3.900%  09/06/95*  $ 2,000,000     NR/A1
    600,000  Anaheim Multifamily Housing Revenue Bond Sage Park Apartments,
                Letter of Credit-Bank of America                                   3.650   09/07/95*      600,000     VMIG1/NR
  1,210,000  Anaheim Refinancing Project Certificate of
                Participation, Prerefunded at 102% of par                          7.500   05/01/96     1,261,710     Aaa/AAA
  1,500,000  Anaheim Unified School District Tax and Revenue Anticipation Notes, Letter of
                Credit-Bank of America                                             5.000   09/05/96     1,512,930     MIG1/NR
  2,000,000  Auburn Industrial Development Authority Coherent, Inc. Project,
                 Letter of Credit-Bank of Tokyo                                    4.150   09/06/95*    2,000,000     Aa3/NR+
  5,315,000  Azusa Multifamily Housing Revenue Bond Pacific Glen Apartments,
                Guaranteed by Continental Casualty Co.                             3.950   09/07/95*    5,315,000     NR/A-1
  4,600,000  Big Bear Lake Industrial Development Revenue South West Gas Series 1993 A,
                California, Letter of Credit-Union Bank of Switzerland             3.400   09/06/95*    4,600,000     P1/A-1+
  4,500,000  California Cash Reserve Program Series A, MBIA Insured                4.750   07/03/96     4,531,869     MIG1/SP1+
  2,600,000  California Department of Water Tax-Exempt Commercial Paper,
                Letter of Credit-Canadian Imperial Bank of Commerce                4.250   09/12/95     2,600,000     P1/A-1+
  2,250,000  California Health Facilities Financing Authority Kaiser Series 1985 A 8.400   12/01/95*    2,273,423     Aa3/AA
  3,500,000  California Housing Financing Authority Home Mortgage Series 1995 E    4.600   02/01/96     3,500,000     VMIG1/A-1+
  5,000,000  California Pollution Control Revenue Colmac Energy Series B,
                Letter of Credit-Swiss Bank                                        3.450   09/06/95*    5,000,000     VMIG1/A-1+
  4,000,000  California Pollution Control Revenue Colmac Energy Solid Waste Series A,
                Letter of Credit-Swiss Bank                                        3.450   09/06/95*    4,000,000     NR/A-1+
  5,000,000  California Pollution Control Revenue Sanger Energy Project Series 1990 A,
                Letter of Credit-Credit Suisse                                     3.450   09/06/95*    5,000,000     Aa2/NR
  3,100,000  California Pollution Control Revenue Stanislaus Project,
                Letter of Credit-Swiss Bank                                        3.550   09/01/95*    3,100,000     VMIG1/A-1+
  5,500,000  California Pollution Control Financing Authority Western Waste Industries,
                Letter of Credit-Bank of California                                3.850   09/07/95*    5,500,000     VMIG1/NR

53

Schedule of Investment Securities-Municipal Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,300,000  California Public Capital Improvement Project Series C Pooled,
                Letter of Credit-National Westminster Bank                         3.700%  09/15/95$  $ 2,300,000     VMIG1/NR
  6,000,000  California State Revenue Anticipation Warrants Series C,
                Letter of Credit Supported                                         5.750   04/25/96     6,043,809     MIG1/SP1+
  2,000,000  California Statewide Communities Apartment Development Authority
                Whispering Winds Apartments, Guaranteed by Continental Casualty Co.3.900  09/06/95*     2,000,000     NR/A-1
  1,400,000  California Statewide Communities Carvin Corporation
                Letter of Credit-California State Teachers Retirement System       3.650   09/06/95*    1,400,000     NR/A-1+
  1,100,000  California Statewide Communities Industrial Development Authority,
                Letter of Credit-California State Teachers Retirement System       3.750   09/06/95*    1,100,000     NR/A-1+
  1,070,000  California Statewide Communities Industrial Development Authority
                Contech, Inc. Series 1989, California, Letter of Credit-
                California State Teachers Retirement System                        3.750   09/06/95*    1,070,000     NR/A-1+
  2,015,000  California Statewide Communities Industrial Development Authority
                Fixed Image Labs, Letter of Credit-California State Teachers
                Retirement System                                                  3.750   09/06/95*    2,015,000     NR/A-1+
  5,000,000  California Statewide Communities Industrial Development Authority
                Nichirin Flex, California, Letter of Credit-Dai-Ichi Kangyo Bank   3.900   09/06/95*    5,000,000     P1/NR
  1,100,000  California Statewide Communities Industrial Development Authority
                S&P Inv. Project, Letter of Credit-California State Teachers
                Retirement System                                                  3.750   09/06/95*    1,100,000     NR/A-1+
  2,000,000  California Statewide Communities Industrial Redevelopment Revenue Bond
                Howard Series B, Letter of Credit-Sanwa Bank of California         3.800   09/06/95*    2,000,000     NR/A-1
  1,700,000  California Statewide Communities Industrial Development Revenue Propak
                Letter of Credit-California State Teachers Retirement System       3.650   09/06/95*    1,700,000     NR/A-1+
  1,000,000  California Statewide Communities Industrial Development Revenue
                Staub Project, Letter of Credit-California State Teachers
                Retirement System                                                  3.650   09/06/95*    1,000,000     NR/A-1+
  1,800,000  California Statewide Communities Kennerly Spratling, Letter of Credit-
                California State Teachers Retirement System                        3.650   09/06/95*    1,800,000     NR/A-1+
    800,000  California Statewide Communities Leegin Creative Leather, Letter of Credit-
                California State Teachers Retirement System                        3.650   09/06/95*      800,000     NR/A-1+

54

Schedule of Investment Securities-Municipal Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,000,000  California Statewide Communities Multifamily Housing Revenue Bond
                Canyon Creek Apartments Series C, Federal National
                Mortgage Association Collateral Agreement                          3.650%  09/06/95*  $ 2,000,000     NR/A-1+
  1,000,000  California Statewide Communities Systems Engineering, Letter of Credit-
                California State Teachers Retirement System                        3.650   09/06/95*    1,000,000     NR/A-1+
  2,500,000  Contra Costa County Housing Authority Del Norte Apartments,
                Letter of Credit-Sumitomo Bank Ltd.                                3.800   09/05/95*    2,500,000     NR/A-1
  6,400,000  Irvine Ranch Water District, Letter of Credit-Bank of America         3.600   09/01/95     6,400,000     VMIG1/A-1
    800,000  Livermore Multifamily Housing Revenue Bond Portola Meadows,
                Letter of Credit-Bank of America                                   3.650   09/07/95       800,000     VMIG1/NR
  3,000,000  Long Beach Harbor Tax-Exempt Commercial Paper,
                Letter of Credit-Canadian Imperial Bank of Commerce                4.150   09/12/95     3,000,000     NR/A-1+
  5,000,000  Long Beach Harbor Tax-Exempt Commercial Paper,
                Letter of Credit-Canadian Imperial Bank of Commerce                3.700   10/11/95     5,000,000     NR/A-1+
  3,000,000  Los Angeles Community College District, Letter of Credit-Commerzbank  4.500   07/31/96     3,014,522     NR/SP1+
  2,200,000  Los Angeles County Industrial Development Authority Tulip Corporation
                Project Issue 1, California, Letter of Credit-LaSalle National Bank4.100   09/06/95*    2,200,000     A1/NR
  2,500,000  Los Angeles County Metropolitan Transit Authority Tax-Exempt Commercial
                Paper, Letter of Credit-ABN-AMRO Bank, Bank of California, Banque
                National de Paris, Canadian Imperial Bank of Commerce,
                National Westminster Bank                                          3.750   09/29/95     2,500,000     P1/A-1
  5,000,000  Los Angeles County Multifamily Housing Revenue Bond Oakwood Apartments,
                Letter of Credit-Sumitomo Bank Ltd.                                3.800   09/05/95*    5,000,000     NR/A-1
  3,500,000  Los Angeles County Tax and Revenue Anticipation Notes, Letter of Credit-
                Bank of America, Credit Suisse, Morgan Guaranty Trust, Swiss Bank,
                Union Bank of Switzerland, Westdeutsche Landesbank                 4.500   07/01/96     3,516,599     MIG1/SP1+
  2,700,000  Modesto Multifamily Housing Revenue Bond Live Oak Apartments,
                Federal National Mortgage Association Collateral Agreement         3.650   09/06/95*    2,700,000     NR/A-1+
  5,000,000  Oceanside Multifamily Housing Revenue Refunding Bonds Lakeridge
                Apartments Project, Guaranteed by Continental Casualty Co.         4.050   09/06/95*    5,000,000     NR/A-1
  2,600,000  Ontario Industrial Development Authority, Winsford Partners Series A,
                Letter of Credit-Bank of America                                   4.100   09/06/95*    2,600,000     Aa3/NR

55

Schedule of Investment Securities-Municipal Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 1,600,000  Orange County Apartment Development Foothill Oaks,
                Letter of Credit-Bank of America                                   3.650%  09/07/95*$   1,600,000     VMIG1/NR
  1,475,000  Orange County 1994-1995 Tax and Revenue Anticipation Notes Series A,
                Letter of Credit-State Street Bank+                                5.450   06/30/96     1,475,000     SG/D
  1,475,000  Orange County 1994-1995 Tax and Revenue Anticipation Notes Series A+  5.450   06/30/96     1,475,000     SG/D
  3,000,000  Orange County Transportation Authority Tax-Exempt Commercial Paper,
                Letter of Credit-Imperial Bank of Japan                            3.800   10/02/95     3,000,000     P1/A-1
  2,800,000  Palm Springs Industrial Development Authority BP Holdings,
                Letter of Credit-Bank of California                                3.700   09/07/95*    2,800,000     NR/A-1
  5,000,000  Rancho Mirage Redevelopment Agency Farmers Market Series 1986,
                California, Letter of Credit-Bank of America                       3.700   09/07/95*    5,000,000     VMIG1/NR
  9,500,000  Sacramento Multifamily Housing Revenue Bond Shadowwood Apartments
                Series 1993 A, California, Letter of Credit-General Electric
                Credit Corporation                                                 3.700   09/06/95*    9,500,000     NR/A-1+
  1,200,000  San Bernadino County Industrial Development Authority Aqua Service, Inc.,
                California, Letter of Credit-California State Teachers
                Retirement System                                                  3.750   09/06/95*    1,200,000     NR/A-1+
  1,500,000  San Bernardino County Industrial Development Authority McCain Citrus,
                California, Letter of Credit-California State Teachers
                Retirement System                                                  3.750   09/06/95*    1,500,000     NR/A-1+
  1,935,000  San Bernardino County Industrial Development Authority William Voortman,
                California, Letter of Credit-California State Teachers
                Retirement System                                                  3.750   09/06/95*    1,935,000     NR/A-1+
  2,000,000  San Bernardino County Tax and Revenue Anticipation Notes Series 1995-1996,
                Letter of Credit-Bank of Nova Scotia, Banque National de Paris,
                Toronto Dominion                                                   4.500   07/05/96     2,008,902     MIG1/SP1
    900,000  San Diego Industrial Development Revenue Kaiser Aerospace,
                Letter of Credit-ABN-AMRO Bank                                     3.800   09/07/95*      900,000     P1/NR
  2,500,000  San Diego Regional Transportation Commission Tax-Exempt Commercial Paper,
                Line of Credit-Credit Suisse, Morgan Guaranty Trust                4.150   09/12/95     2,500,000     P1/A-1+
  2,700,000  San Dimas Regional Development Agency Diversified Shop Certificate of
                Participation, Letter of Credit-Morgan Guaranty Trust              3.650   09/07/95*    2,700,000     NR/A-1+
  3,750,000  San Francisco Redevelopment Agency Fillmore Center Project, California,
                Letter of Credit-Bank of Nova Scotia                               3.600   09/06/95*    3,750,000     NR/A-1+
  2,000,000  Simi Valley Multifamily Housing Revenue Bond Shadowridge Apartments,
                Letter of Credit-Citibank                                          3.600   09/06/95*    2,000,000     VMIG1/A-1+

56

Schedule of Investment Securities-Municipal Money Market Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$   700,000  South San Francisco Multifamily Housing Revenue Bond Magnolia Plaza,
                Letter of Credit- Wells Fargo Bank                                 3.650%  09/09/95*  $   700,000     VMIG1/NR
  8,910,000  Tri City Housing Financing Authority Mortgage Backed Securities,
                FGIC Investment Agreement                                          4.200   09/01/95*    8,910,000     NR/A-1+
  4,000,000  Vallejo Industrial Development Authority Meyer Cookware Industry Series 1993 A,
                California, Letter of Credit-Mitsubishi Bank                       3.900   09/06/95*    4,000,000     NR/A-1+
  1,740,000  Vista Industrial Development Authority Professional
                Care, Letter of Credit-NDB Bank                                    3.850   09/06/95*    1,740,000    NR/A-1+
------------                                                                                         ------------
$ 187,845,000   Total Investment Securities (cost $188,048,764)                                      $188,048,764**
============                                                                                         ============

NR = Not Rated
SG = Speculative Grade
D   = Default
----------------------
* These variable interest rate securities have maturities greater than the indicated maturity dates but are redeemable upon demand at the date indicated. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

**The Municipal Money Market Fund had 65.4% invested in private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax liability.

+ This security is illiquid and has been downgraded by both Moody's and S&P, due to the bankruptcy filing of Orange County, California. The Board of Trustees has determined that it was not in the best interest of the Fund to dispose of this security. This security was originally due on July 19, 1995. Orange County revised the terms of this security to extend the maturity to June 30, 1996 along with an increase in the security's interest rate. See Note 2 of the accompanying notes to financial statements.


                                       Portfolio Composition by Market Sector
      Variable-Rate Demand Notes                 73%         Put Bonds                               3%
      Municipal Notes                            12          Bonds less than 1 Year                  2
      Commercial Paper                           10                                                ---
                                                             TOTAL                                 100%
                                                                                                   ===

57

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                 Municipal High-Yield Fund
                                             Schedule of Investment Securities
                                                     August 31, 1995

                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$   500,000  Association of Bay Area Governments for St. Helena Certificate of
                Participation Series C, California                                 7.875%  06/01/11   $   538,625     NR/BBB
  1,000,000  Bret Harte Unified High School District Certificate
                of Participation, FSA Insured, California                          6.150   09/01/26     1,009,290     Aaa/AAA
    700,000  California Cities Financing Corporation Certificate
                of Participation Series 1991 A                                     7.700   05/01/11       743,057     Baa/NR
    500,000  California Department of Veteran's Affairs Home
                Purchase Revenue Bonds Series 1988 A                               8.300   08/01/19       521,650     Aa/AA-
    500,000  California Educational Facility Authority Lutheran University
                 Series 1990                                                       7.375   12/01/16       523,430     Baa1/NR
  1,000,000  California Educational Facility Authority Mills College Series 1992   6.875   09/01/22     1,033,480     A/NR
  2,015,000  California Health Facility Financing Authority
                Pomona Valley Community Hospital Series A                          7.000   01/01/17     2,054,091     NR/A-
  4,000,000  California Health Facility Financing Authority for
                Kaiser Series A, AMBAC Insured                                     6.070** 10/01/12     1,440,120     Aaa/AAA
    180,000  California Housing Finance Agency Home
                Mortgage Revenue Bonds Series 1988 B                               8.600   08/01/19       190,699     Aa/AA-
    790,000  California Housing Finance Agency Home
                Mortgage Revenue Bonds Series 1989 B                               8.000   08/01/29       842,345     Aa/AA-
    545,000  California Housing Finance Agency Home
                Mortgage Revenue Bonds Series 1990 C                               7.600   08/01/30       576,681     Aa/AA-
  3,500,000  California Housing Finance Agency Multi-Unit
                Mortgage Revenue Bonds Series 1992 C                               6.875   08/01/24     3,577,945     A1/A+
  1,100,000  California Pollution Control Revenue for Southern California Edison   3.450   09/01/95*    1,100,000     P1/A-1+
    400,000  California Public Capital Improvement Financing
                Authority Revenue Bonds Pool 1988 A                                8.500   03/01/18       433,096     Baa/NR
  1,000,000  California Special District Series 1992 P, Shasta Dam
                Project, California                                                7.250   03/01/12     1,044,400     Baa/NR

58

Schedule of Investment Securities-Municipal High-Yield Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,500,000  City of Alameda Certificate of Participation Series 1995              6.200%  05/01/25   $ 2,401,625     NR/A
    220,000  Clayton Oakhurst Assessment District Series 1988 A, California        8.400   09/02/10       226,600     NR/NR
    915,000  Clayton Oakhurst Assessment District Series 1989, California          8.000   09/02/14       943,658     NR/NR
  2,500,000  Concord Redevelopment Agency Series 1993, Junior Lien                 6.000   07/01/19     2,265,325     Baa1/NR
    750,000  Contra Costa County Public Financing Authority
                Tax Allocation Revenue Series 1992 A, California                   7.100   08/01/22       774,900     NR/BBB
    710,000  Corcoran Certificates of Participation, California                    8.750   06/01/16       745,571     NR/NR
    500,000  Cucamonga School District Certificates of
                Participation Series 1990, California                              7.600   12/01/15       526,760     Baa/NR
  1,000,000  Davis Community Facilities District #91-2 Series 1992 B, California   7.800   09/01/22     1,058,320     NR/NR
  1,000,000  Dry Creek Joint School District Community Facilities
                District Series 1991, California, Capital Guaranty Insured         7.250   09/01/11     1,108,910     Aaa/AAA
  1,000,000  El Dorado County Building Authority Series 1990, California           7.400   11/01/09     1,071,410     A/A-
  3,500,000  Emeryville Public Financing Authority Tax Allocation
                Revenue Series 1993, California                                    6.500   05/01/21     3,523,765     NR/A-
    350,000  Folsom Redevelopment Agency Tax Allocation
                Series 1987 A, California                                          8.600   02/01/13       375,567     NR/NR
  2,350,000  Fontana Community Facility District #2 Series 988 B, California       8.500   09/01/17     2,489,331     NR/NR
  1,000,000  Fontana Redevelopment Agency Juropa Hills
                Project Bond Anticipation Note                                     8.000   01/01/98     1,032,640     NR/NR
  1,000,000  Fontana Redevelopment Agency Juropa Hills Project Series 1994 A       7.200   10/01/24     1,048,150     NR/BBB+
  2,500,000  Fontana Redevelopment Agency Juropa Hills Project
                Series 1994 B, Junior Lien                                         7.700   01/01/19     2,629,000     NR/NR
  1,040,000  Foothill-De Anza Community College Certificates
                of Participation Series 1992, California                           7.350   03/01/07     1,140,599     NR/A-
  2,500,000  Foster City Redevelopment Agency Metropolitan
                Center Project Series 1995, California                             6.750   09/01/20     2,547,325     NR/A-
  2,020,000  Gardena Civic Center Certificate of Participation Series 1994         6.300   08/01/23     1,911,122     Baa1/BBB+
  1,250,000  Hollister Redevelopment Agency Tax Allocation Series 1989, California 7.550   10/01/13     1,316,012     NR/BBB+
  2,000,000  Industry Redevelopment Agency Tax Allocation Project No. 3,
                California                                                         6.900   11/01/16     2,095,280     NR/A-

59

Schedule of Investment Securities-Municipal High-Yield Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$   985,000  Irvine Assessment District 1989-9                                     7.400%  09/02/17   $ 1,000,780     NR/NR
  1,000,000  Lake Elsinore Unified School District Community Facilities District 88-1
                Series 1991, California                                            8.250   09/01/16     1,067,460     NR/NR
  1,000,000  Los Angeles Community Redevelopment Agency Beacon Street
                Pool Series B, California                                          6.625   09/01/14       985,670     Baa/NR
    120,000  Los Angeles County Housing Finance Authority Single Family Mortgage
                Revenue Bond GNMA Program 87 Issue B, California                   9.000   12/01/20       126,815     NR/AAA
  1,000,000  Los Angeles County Transportation Commission Sales
                Tax Revenue Series B, California                                   6.500   07/01/13     1,019,510     A1/AA-
     45,000  Los Angeles Home Mortgage Revenue Bonds Series 1985                   9.000   06/15/18        46,744     NR/A
  4,960,000  Northern California Power Agency Hydroelectric
                Project No. 1 Series E, California                                 7.150   07/01/24     5,322,080     A/A-
  2,000,000  Novato Community Facility District Number 1 for
                Vintage Oaks Project, California                                   7.200   08/01/15     2,039,160     NR/NR
  1,500,000  Orange Grove Irrigation District Certificates of
                Participation Series 1992, California                              7.000   02/01/15     1,524,090     NR/BBB
  1,500,000  Otay Water District General Obligation Series 1992, California        6.700   09/01/22     1,507,515     NR/BBB
  1,840,000  Pasadena Certificate of Participation, Various Capital
             Projects, California                                                  5.750   01/01/13     1,752,600     A1/A+
  1,000,000  Pioneer Union Elementary School District
                General Obligation Series 1990, California                         7.500   08/01/14     1,055,160     NR/BBB+
    880,000  Pittsburg Assessment District No. 90-1 Oak Hills, California          7.750   09/02/20       908,565     NR/NR
  1,500,000  Pittsburg Assessment District No. 92-1 New York Landing, California   8.000   09/02/22     1,546,890     NR/NR
  2,220,000  Pleasanton Joint Powers Financing Authority Series A,                 6.150   09/02/12     2,199,199     Baa/NR
  2,000,000  Pomona Public Financing Authority Southwest
                Project Series 1993 L, California                                  5.700   02/01/13     1,834,500     Baa/BBB+
  2,250,000  Rancho Mirage Joint Powers Financing Authority Certificates of
                Participation Eisenhower Memorial Hospital, California             7.000   03/01/22     2,327,018     A/NR
  1,000,000  Rancho Santa Margarita Community Facilities District
                No. 87-5E Series A, California                                     7.300   08/15/18     1,001,230     NR/NR
  1,000,000  Rocklin Community Facilities District No. 3 Series
                1990 Stanford Ranch, California                                    8.100   11/01/15     1,063,540     NR/NR

60

Schedule of Investment Securities-Municipal High-Yield Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$   500,000  Roseville Community Facilities District No. 2  Northeast, California  8.250%  09/01/21   $   531,330     NR/NR
  3,000,000  Roseville Certificate of Participation Series 1993, California        6.000   08/01/23     2,729,100     NR/BBB+
  2,000,000  Salinas Assessment District No. 94-1 Harden Ranch, California         6.875   09/02/11     1,993,240     NR/NR
  1,780,000  San Jose Finance Authority Certificate of Participation
                Convention Center Project, California                              6.300   09/01/09     1,838,615     A1/A+
  4,000,000  San Jose Finance Authority Certificate of Participation
                Convention Center Project Series C, California                     6.400   09/01/22     4,006,160     A1/A+
  1,500,000  Scotts Valley Redevelopment Agency Series 1993 A, California          6.500   08/01/18     1,482,285     NR/BBB
  1,000,000  Shasta Joint Powers Financing Authority Series 1992 A, California     6.700   06/01/23     1,007,080     Baa1/NR
  3,250,000  Sierra Sands Unified School District Certificate
                of Participation Series 1993                                       5.750   02/01/23     2,846,285     Baa1/NR
  3,000,000  South Orange County Public Financing Authority Special Tax Bonds,
                Jr. lien, Series B, California                                     7.250   09/01/13     3,013,650     NR/NR
  1,615,000  South San Francisco Redevelopment Agency
                Gateway Project Series 1993, California                            7.600   09/01/18     1,681,070     NR/NR
    480,000  Southern California Housing Finance Authority Single Family Mortgage
                Revenue Bond  Series 1991 A GNMA                                   7.350   09/01/24       508,877     NR/AAA
    500,000  Southern California Public Power Project Pooled Revenue Bonds         6.750   07/01/10       533,895     A/A
  1,000,000  Standard Elementary School District Series 1991, California           7.375   06/01/11     1,059,680     NR/A-
  1,770,000  Tehama County Certificate of Participation Series
                1995 Social Services Building, California                          7.000   10/01/20     1,856,748     NR/A
  1,775,000  Torrance Hospital Revenue Series 1992, California                     6.875   07/01/15     1,846,781     NR/A
  1,000,000  Trinity Public Utilities District Certificate of
                Participation, Electric System, California                         6.750   04/01/23     1,006,170     NR/BBB-
  1,000,000  Turlock Irrigation District Certificate of
                Participation Series 1991, California                              7.300   01/01/11     1,035,370     Baa1/A-
  1,565,000  Twenty-Nine Palms Water District Certificates of
                Participation Series 1992, California                              7.100   08/01/22     1,613,781     NR/BBB
    950,000  Vista Joint Powers Financing Authority Series 1990 A, California      7.500   01/01/16       992,104     Baa1/NR
  2,000,000  West Contra Costa School District Certificate of
                Participation Series 1994, California                              7.125   01/01/24     2,070,700     Ba/BBB+
  1,800,000  Western Placer Waste Management Authority Revenue Bond, California    6.750   07/01/14     1,832,976     Baa1/A-

61

Schedule of Investment Securities-Municipal High-Yield Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 1,520,000  Windsor Redevelopment Agency Tax Allocation Bonds
                Series 1994, California                                            6.875%  09/01/15   $ 1,557,088     NR/BBB
  1,000,000  Yosemite Community College District Certificate
             of Participation Series 1991, California                              7.750   07/01/11     1,074,530     NR/BBB
------------                                                                                         ------------
$114,140,000  Total Investment Securities (cost $110,224,874)                                       $ 113,306,820***
============                                                                                         ============

NR = Not Rated
--------------
* These variable interest rate securities have maturities greater than the indicated maturity dates but are redeemable upon demand at the date indicated. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

** These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

*** The High-Yield Fund had 10.4% invested in private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax liability.

                                  Portfolio Composition by Market Sector
      Certificates of Participation             28.1%         Electric                  6.5%
      Tax Allocation                            21.3          Housing                   5.6
      Mello-Roos                                11.8          Water/Sewer               3.2
      1915 Act                                   7.8          Other                     8.9
      Hospital                                   6.8                                   ----
                                                              TOTAL                   100.0%
                                                                                      =====

62

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   Tax-Free Insured Fund
                                             Schedule of Investment Securities
                                                      August 31, 1995

MUNICIPAL SECURITIES--97.7%
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 1,000,000  Banning Certificate of Participation Water
                System Improvement Bonds, California, AMBAC Insured                8.000%  01/01/19   $ 1,271,670     Aaa/AAA
  1,000,000  Berkeley Certificate of Participation Series
                1989, California, AMBAC Insured                                    7.500   06/01/19     1,098,760     Aaa/AAA
  6,095,000  California Health Facilities Financing Authority Mills Peninsula
                Health Series 1995 B, Connie Lee Insured                           5.750   01/15/15     5,837,182     NR/AAA
  2,500,000  California Health Facilities Financing Authority
                Sutter Hospital Series A, AMBAC  Insured                           6.700   01/01/13     2,631,900     Aaa/AAA
  1,250,000  California Health Facility Financing Authority
                Adventist Hospital Series A, MBIA Insured                          7.000   03/01/13     1,365,850     Aaa/AAA
  1,585,000  California Public Capital Improvement Financing
                Authority Revenue Bonds 1988 B, BIG Insured                        8.100   03/01/18     1,711,832     Aaa/AAA
  5,000,000  California State Public Works Department of
                Corrections, Capital Guaranty Insured                              5.250   06/01/15     4,612,400     Aaa/AAA
  1,000,000  California State University Housing System
                Revenue Refunding, AMBAC Insured                                   7.000   11/01/15     1,094,920     Aaa/AAA
  3,925,000  California Statewide Community Development Authority Gemological
                Institute of America, Connie Lee Insured                           6.750   05/01/10     4,318,167     NR/AAA
  1,520,000  Castaic Lake Water Agency Corp. Certificate of Participation-
                Water System Improvement Project Series A, MBIA Insured            7.000   08/01/12     1,752,423     Aaa/AAA
  3,500,000  City of Los Angeles Community Development Agency
                Bunker Hill, California, FSA Insured                               6.500   12/01/14     3,634,820     Aaa/AAA
  4,000,000  City of Los Angeles Community Development Agency
                Bunker Hill Series H, California, FSA Insured                      6.500   12/01/15     4,154,080     Aaa/AAA
  4,525,000  City of Woodland Certificate of Participation, Waste
                Water, California, AMBAC Insured                                   5.750   03/01/12     4,582,784     Aaa/AAA
  1,000,000  Contra Costa Public Facility Authority Refunding
                Certificate of Participation, California, BIGI Insured             7.800   06/01/07     1,126,190     Aaa/AAA
  1,000,000  Contra Costa Water District Revenue, AMBAC Insured                    6.250   10/01/12     1,070,820     Aaa/AAA
  2,000,000  Contra Costa Water District Revenue Series G, MBIA Insured            5.500   10/01/19     1,887,900     Aaa/AAA

63

Schedule of Investment Securities-Tax-Free Insured Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 1,000,000  East Bay Municipal Water District, California,
                AMBAC Insured, Prerefunded at 102% of par                          6.375%  12/01/01   $ 1,120,290     Aaa/AAA
  1,000,000  East Valley Water Treatment Plant Project
                Certificate of Participation, AMBAC Insured                        6.600   12/01/14     1,057,250     Aaa/AAA
  1,010,000  Eastern Water District Water and Sewer Revenue
                Certificate of Participation, FGIC Insured                         5.250   07/01/23       905,505     Aaa/AAA
  2,135,000  Encinitas Public Financing Water Revenue Series A, MBIA Insured       5.000   10/01/13     1,918,618     Aaa/AAA
  5,750,000  Encino Joint Powers Financing Authority Waste
                Water Revenue Series A, California, AMBAC Insured                  6.875   08/01/11     6,196,890     Aaa/AAA
  4,000,000  Foothill-De Anza Community College Certificate of Participation,
                California, Connie Lee  Insured                                    6.250   09/01/13     4,059,320     NR/AAA
    975,000  Fresno Sewer Revenue Series A-1, AMBAC Insured                        6.250   09/01/14     1,032,057     Aaa/AAA
  5,000,000  Glendale Hospital Adventist Health System, California, MBIA Insured   6.750   03/01/13     5,304,250     Aaa/AAA
  4,830,000  Glendale Unified School District Certificate of
                Participation, AMBAC Insured                                       6.500   03/01/12     5,116,419     Aaa/AAA
  1,340,000  Kern High School District, California, MBIA Insured                   6.250   08/01/13     1,433,693     Aaa/AAA
  3,630,000  Kern High School District Series 1990 D, California, MBIA Insured     7.000   08/01/17     4,017,756     Aaa/AAA
    790,000  Lake Elsinore Public Financing Authority Tax Allocation
                Revenue Bonds Series C, California, FGIC Insured                   6.625   02/01/17       824,886     Aaa/AAA
  1,500,000  Lakewood, California, Redevelopment Agency Tax Allocation Refinance-
                Redevelopment Project Series A, Capital Guaranty Insured           6.500   09/01/17     1,568,535     Aaa/AAA
  1,900,000  Loma Linda Hospital Revenue Bonds University Medical Center Series B,
                California, MBIA Insured, Prerefunded at 102% of par               7.000   12/01/00     2,161,763     Aaa/AAA
  2,000,000  Los Angeles Community College Certificate of Participation, California,
                Capital Guaranty Insured, Prerefunded at 102% of par               6.900   08/15/00     2,256,440     Aaa/AAA
  1,915,000  Los Angeles Community Redevelopment Agency Housing
                Revenue Series C, AMBAC Insured                                    7.000   01/01/14     2,053,071     Aaa/AAA
  5,300,000  Los Angeles County Metropolitan Transit Authority
                Sales Tax Revenue, AMBAC Insured                                   5.000   07/01/25     4,600,506     Aaa/AAA
  1,100,000  Los Angeles Waste Water System Revenue Series C,
                California, AMBAC Insured                                          7.000   06/01/11     1,202,828     Aaa/AAA
  5,000,000  Modesto, Stockton, Redding Public Power Agency San Juan Project Series D,
                California, MBIA Insured                                           6.750   07/01/20     5,599,050     Aaa/AAA
  1,200,000  National City Joint Power Lease Revenue, California, AMBAC Insured    6.750   10/01/17     1,275,840     Aaa/AAA

64

Schedule of Investment Securities-Tax-Free Insured Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 2,810,000  Oakland Redevelopment Agency Central District
                Tax Allocation, AMBAC Insured                                      5.500%  02/01/14   $ 2,718,253     Aaa/AAA
  1,925,000  Oakland Refunding Pension Financing Series 1988 A, California,
             FGIC Insured                                                          7.600   08/01/21     2,136,885     Aaa/AAA
  2,000,000  Orange County Civic Center Expansion Certificate
                of Participation, AMBAC Insured                                    6.700   08/01/18     2,067,980     Aaa/AAA
  1,000,000  Pasadena Certificate of Participation, AMBAC Insured                  5.000   02/01/16       888,500     Aaa/AAA
  1,950,000  Ramona Municipal Water District Certificate
                of Participation, AMBAC Insured                                    7.200   10/01/10     2,152,157     Aaa/AAA
    580,000  Redondo Beach Redevelopment Agency Tax
                Allocation, California, FGIC Insured                               8.625   05/01/14       629,190     Aaa/AAA
  2,750,000  Richmond Redevelopment Agency Harbor Redevelopment Project
                Tax Allocation, Capital Guaranty Insured                           7.000   07/01/09     3,051,565     Aaa/AAA
  2,505,000  Sacramento Redevelopment Agency Downtown
                Project Series A, MBIA Insured                                     6.500   11/01/13     2,615,320     Aaa/AAA
  3,000,000  Saddleback Community College District Certificate of Participation
                Series 1989, California, BIGI Insured                              7.000   08/01/19     3,274,290     Aaa/AAA
  4,000,000  San Bernardino County Medical Center Certificate of
                Participation Series A, MBIA Insured                               5.500   08/01/15     3,769,080     Aaa/AAA
  1,000,000  San Diego County Water Authority Revenue Certificate
                of Participation, FGIC Insured                                     7.129   04/22/09     1,008,750     Aaa/AAA
 10,000,000  San Francisco Airport Refunding Issue #II, California, MBIA Insured   6.750   05/01/20    10,717,300     Aaa/AAA
  5,250,000  San Francisco Bay Area Rapid Transit Sales Tax
                Revenue, California, AMBAC Insured                                 6.750   07/01/09     5,642,543     Aaa/AAA
  1,100,000  San Francisco Bay Area Rapid Transit Sales Tax
                Revenue Series 1995, California, FGIC Insured                      5.500   07/01/20     1,038,818     Aaa/AAA
  2,900,000  San Francisco City and County General Obligation, FGIC Insured        5.500   06/15/14     2,762,714     Aaa/AAA
  2,000,000  San Mateo Certificate of Participation Capital Improvement Project Corrections
                and Parking, California, MBIA Insured, Prerefunded at 102% of par  7.000   07/01/01     2,289,140     Aaa/AAA
  2,000,000  San Mateo Joint Powers Financing Authority
                Lease Revenue, MBIA Insured                                        6.500   07/01/15     2,175,880     Aaa/AAA
  1,000,000  Santa Clara Electric System Revenue Bond
                Series A, California, MBIA Insured                                 6.250   07/01/19     1,014,700     Aaa/AAA
  2,000,000  Santa Margarita Improvement District Series 1994 B,
                Dana Point, California, MBIA Insured                               7.250   08/01/14     2,343,020     Aaa/AAA
  2,500,000  South Coast Air Quality District Series 1992, California,
                AMBAC Insured                                                      6.000   08/01/11     2,601,575     Aaa/AAA

65

Schedule of Investment Securities-Tax-Free Insured Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 5,330,000  Southern California Public Power Authority, AMBAC Insured             5.500%  07/01/20   $ 4,981,151     Aaa/AAA
  6,500,000  State of California General Obligation, MBIA Insured                  6.000   10/01/10     6,809,335     Aaa/AAA
    780,000  Sweetwater Authority Water Revenue, AMBAC Insured                     7.000   04/01/10       854,123     Aaa/AAA
     95,000  Thousand Oaks Residential Housing Refunding, California, AMBAC Insured7.900   01/01/16        99,261     Aaa/AAA
  2,500,000  Ukiah Electric Revenue, California, MBIA Insured                      6.250   06/01/18     2,650,650     Aaa/AAA
  4,500,000  Vallejo Water Improvement Project Series B, California, FGIC Insured  6.500   11/01/14     4,688,550     Aaa/AAA
  1,445,000  Walnut Valley USD General Obligation Series B,
             California, AMBAC Insured                                             6.000   08/01/10     1,517,786     Aaa/AAA
------------                                                                                         ------------
 165,695,000 Total Municipal Securities                                                               172,355,181
------------                                                                                         ------------

MUNICIPAL DERIVATIVES--2.3%1
  2,000,000  East Bay Municipal Water District, California, AMBAC Insured
                (Yield Curve Notes), Inverse Floater                               6.720   06/01/13     1,795,000     Aaa/AAA
  2,750,000  Southern California Public Power Agency Palo Verde,
                FGIC Insured, Inverse Floater                                      6.485   07/01/17     2,310,000     Aaa/AAA
------------                                                                                         ------------
   4,750,000 Total Municipal Derivatives                                                                4,105,000
------------                                                                                         ------------
$ 170,445,000   Total Investment Securities (cost $171,565,384)                                     $ 176,460,181
============                                                                                         ============

NR = Not Rated

--------------
1 Inverse floaters bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause them to be twice as volatile as long-term bonds when market interest rates change. The Insured Fund is limited to 10% of its net assets in inverse floaters.

                                                 Portfolio Composition by Market Sector

         Certificates of Participation              20.1%          Sales Tax                          6.4%
         Water/Sewer                                17.7           Transportation                     6.1
         Tax Allocation                             11.3           Prerefunded                        4.4
         General Obligation                         10.9           Other                              4.0
         Hospital                                    9.7                                             ----
         Electric                                    9.4           TOTAL                            100.0%
                                                                                                   ======

66

[THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees

James M. Benham
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

Officers

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President, Treasurer, and
Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller



[company logo] The Benham Group
Part of the Twentieth Century Family of Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.            10/95 Q062

                               BENHAM CALIFORNIA
                              TAX-FREE BOND FUNDS


                        Annual Report * August 31, 1995




                     [Picture of the California state flag]





                            Tax-Free Short-Term Fund
                        Tax-Free Intermediate-Term Fund
                            Tax-Free Long-Term Fund




                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                                    CONTENTS

            U.S. ECONOMIC REVIEW.................................. 1

            MUNICIPAL MARKET SUMMARY.............................. 2

            CALIFORNIA ECONOMIC &
            CREDIT ANALYSIS....................................... 4

            TAX-FREE SHORT-TERM FUND
            Performance Information............................... 5
            Performance Comparisons & Total Return Breakdown...... 6
            Portfolio Information................................. 7
            Management Discussion................................. 8
            Financial Highlights...................................28
            Financial Statements and Notes.........................31
            Schedule of Investments................................39

            TAX-FREE INTERMEDIATE-TERM FUND
            Performance Information................................10
            Performance Comparisons & Total Return Breakdown.......11
            Portfolio Information..................................12
            Management Discussion .................................13
            Financial Highlights...................................29
            Financial Statements and Notes.........................31
            Schedule of Investments................................42

            TAX-FREE LONG-TERM FUND
            Performance Information................................15
            Performance Comparisons & Total Return Breakdown.......16
            Portfolio Information..................................17
            Management Discussion .................................18
            Financial Highlights...................................30
            Financial Statements and Notes.........................31
            Schedule of Investments................................49

            INVESTMENT FUNDAMENTALS
            Definitions............................................20
            The Yield Curve........................................22
            Muni Risk Factors......................................23
            Portfolio Sensitivity Measures.........................24
            Bond Pricing...........................................25
            Portfolio Structures & Taxable Distributions...........26

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM      [Photo of James
                              Chairman of the Board       M. Benham]

Lower-than-expected inflation during the 12 months ended September 30, 1995, helped generate optimism in the U.S. financial markets. U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5% during the 12-month period. Corporate mergers, downsizing and global job competition kept labor costs low, and technological advances made U.S. workers more efficient, boosting U.S. productivity to a 10-year high.

[graph data described below]

Slow economic growth also contributed significantly to the low inflation rate. The Federal Reserve (the Fed) surprised almost everyone by achieving its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the accompanying graph) to slow the economy and prevent inflation. The higher interest rates caused slowdowns in auto, home and retail sales in the first quarter of 1995. Growth was even slower in the second quarter. U.S. employment suffered the biggest monthly jobs decline in four years, and industrial production declined for three consecutive months. As a result, real annual growth was just 1.3% in the second quarter.

Evidence of economic weakness was so pronounced by the summer of 1995 that the Fed reduced interest rates in early July. The Fed lowered its target for the federal funds rate from 6.00% to 5.75%, the Fed's first rate cut since September 1992. Despite this action, economic signals remained mixed through the third quarter. Signs of strength appeared in the housing and manufacturing sectors, but consumer confidence ebbed and retail sales lagged. As a result, the Fed's interest rate policy committee left interest rates unchanged at its August and September meetings.

Despite the Fed's inaction in September, many analysts still expect interest rates to decline by the end of the year. Some believe that the Fed could cut rates at its next policy committee meeting on November 15, but it looks more likely that the Fed will wait to see if Congress and President Clinton agree on a meaningful budget deficit reduction plan.

[graph data]
                     Discount Rate            Fed Funds Rate
Sep-91                     5                       5.45
Oct-91                     5                       5.21
Nov-91                    4.5                      4.81
Dec-91                    3.5                      4.43
Jan-92                    3.5                      4.03
Feb-92                    3.5                      4.06
Mar-92                    3.5                      3.98
Apr-92                    3.5                      3.73
May-92                    3.5                      3.82
Jun-92                    3.5                      3.76
Jul-92                     3                       3.25
Aug-92                     3                        3.3
Sep-92                     3                       3.22
Oct-92                     3                        3.1
Nov-92                     3                       3.09
Dec-92                     3                       2.92
Jan-93                     3                       3.02
Feb-93                     3                       3.03
Mar-93                     3                       3.07
Apr-93                     3                       2.96
May-93                     3                         3
Jun-93                     3                       3.04
Jul-93                     3                       3.06
Aug-93                     3                       3.03
Sep-93                     3                       3.09
Oct-93                     3                       2.99
Nov-93                     3                       3.02
Dec-93                     3                       2.96
Jan-94                     3                       3.05
Feb-94                     3                       3.25
Mar-94                     3                       3.34
Apr-94                     3                       3.56
May-94                    3.5                      4.01
Jun-94                    3.5                      4.25
Jul-94                    3.5                      4.26
Aug-94                     4                       4.47
Sep-94                     4                       4.73
Oct-94                     4                       4.76
Nov-94                   4.75                      5.29
Dec-94                   4.75                      5.45
Jan-95                   4.75                      5.53
Feb-95                   5.25                      5.92
Mar-95                   5.25                      5.98
Apr-95                   5.25                      6.05
May-95                   5.25                      6.01
Jun-95                   5.25                      5.98
Jul-95                   5.25                      5.77
Aug-95                   5.25                      5.75
Sep-95                   5.25                       5.8

                                 MARKET SUMMARY

                              MUNICIPAL SECURITIES
      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

Municipal Market Overview

Municipal securities (munis) posted gains during the year ended August 31, 1995, although much of the rally during the past six months was concentrated in short-term munis. After a disastrous 1994, munis rebounded during the first quarter of 1995. All U.S. fixed-income securities benefited from the slow-growth, low-inflation environment that developed in early 1995. But munis received an additional boost from a favorable supply and demand imbalance. Although the muni market experienced no significant cash inflows from investors, new supply was extremely light--in the first quarter of 1995, issuance of new munis dropped to its lowest volume in five years.

[graph data described below]

The muni rally lost some of its momentum in the second and third quarters of 1995 when tax reform became a priority in the Republican-dominated Congress. One of the most widely discussed plans was a flat income tax proposed by House Majority Leader Dick Armey (see page 3). Flat tax fears halted the rally in long-term munis, but short-term muni yields continued their downward trend. Implementation of any federal tax reform is not expected to occur for several years, so investor demand has increased for short- and intermediate-term munis that will mature before tax reform becomes a reality. This strong demand pushed short-term muni yields lower, while long-term muni yields retraced their decline from earlier in the year (see the graph above).

Orange County made headlines again in June after county voters defeated a proposed sales tax increase that would have generated enough revenue to allow the county to repay $800 million in short-term debt due in July and August. Although the county, with the assistance of the state, eventually came up with a plan to repay its debts, the defeat of the sales tax referendum raised serious questions about municipal credit quality.

[graph data]
"1"                      4.48             3.65
"2"                      4.69             3.85
"3"                      4.81             4.01
                         4.91             4.16
"5"                      5.01             4.31
                         5.08             4.435
"7"                      5.15             4.56
                         5.21             4.66
                         5.27             4.76
"10"                     5.33             4.86
                         5.39             4.98
                         5.45              5.1
                         5.51             5.22
                         5.57             5.34
"15"                     5.63             5.46
                         5.66             5.514
                         5.69             5.568
                         5.72             5.622
                         5.75             5.676
"20"                     5.78             5.73
                         5.796            5.754
                         5.812            5.778
                         5.828            5.802
                         5.844            5.826
"25"                     5.86             5.85
                         5.864            5.854
                         5.868            5.858
                         5.872            5.862
                         5.876            5.866
"30"                     5.88             5.87


Municipal Securities vs. Treasury Securities

Over the past six months, munis with maturities of five years or less outperformed Treasury securities with comparable maturities. This reflects the increased demand for short-term munis because of flat tax fears. Longer-term munis didn't fare as well--in the 20- to 30-year maturity sector, muni yields were little changed during the period, while comparable Treasuries rallied substantially.

                                 Market Summary
                              Municipal Securities
                       (Continued from the previous page)

This comparative performance is illustrated by the graph below, which shows municipal yields as a percentage of Treasury yields. A decreasing percentage (see the three-year note) indicates that muni and Treasury yields have moved further apart, which means that munis outperformed Treasuries. Conversely, an increasing percentage (see the 30-year bond) indicates that muni and Treasury yields have moved closer together, which means that Treasuries outperformed munis.

[graph data described below]

Tax Reform and the Flat Tax

Several members of Congress have recently drafted proposals intended to simplify the U.S. tax code. Some of these proposals would remove the tax advantage of munis, and this has had a negative effect on muni prices. The most widely discussed and controversial proposal so far is House Majority Leader Dick Armey's "flat tax" plan. The Armey plan would replace current tax brackets with a single 17% flat rate for all taxpayers. The plan abolishes all tax deductions and makes all investment income tax free, eliminating the tax advantage munis have over Treasuries and corporate securities. Without the tax advantage, muni yields would probably have to rise to retain their attractiveness to investors, and muni prices would decline.

In spite of the attention it has received, we doubt that the Armey plan will become a reality in its current form. It would generate less tax revenue than the current structure, and its deduction-eliminating provisions would hurt nonprofit organizations and the real estate industry, who would actively lobby against it. We believe passage of a more moderate, fiscally sound proposal is more likely. One such proposal, dubbed the "Nunn-Domenici plan" after the two senators who wrote it, features a "consumed-income" tax with graduated rates and unlimited deductions for income put into financial assets (excluding art and real estate). Interest income would remain taxable, and munis would retain their tax-exempt status.

Radical or moderate, we do not expect an overhaul of the tax system to be implemented before 1998. Tax reform could be a key issue in the 1996 elections, so we don't expect any legislation to reach Congress until 1997. Although parts of the various tax proposals currently being circulated may eventually be adopted, we believe it will require a lengthy period of political wrangling.

[graph data]

                                 2/28/95                   8/31/95
3-year note                        70                       67.3
30-year bond                       79                       88.2

                           CALIFORNIA CREDIT ANALYSIS
                        STATE ECONOMIC AND CREDIT REVIEW
                 by Steve Permut, Manager of Municipal Research

During the second and third quarters of 1995, California continued the slow, steady economic recovery that began in 1994. Employment, though still well below pre-recession levels, continued to trend upward (see the graph below) as the state began to overcome the substantial job losses triggered in part by the demise of its aerospace industry. The tourism, entertainment and high-tech industries were instrumental in improving the employment picture.

[graph data described below]

More affordable housing prices and low mortgage rates should help resuscitate the languishing real estate market, and the state has added 15,000 construction jobs since November 1994. Migration out of the state seems to be slowing, and population growth is expected to accelerate over the next few years. This should provide solid support for the state's building industry.

The state's budgetary picture has improved. The $2.8 billion deficit carried into fiscal 1995 was slashed to $600 million by reduced government spending and modest economic growth. But California's counties have been under considerable strain in the past few years. County revenues remain flat, and state funding has decreased, while social services expenditures continue to rise. Los Angeles County, where defense-related job losses were concentrated during the last recession, was hardest hit--without some action at the state and local levels, the situation could deteriorate substantially. Until these problems can be effectively addressed, we will continue to maintain a negative outlook on county debt in general.

Regionally, the Central Valley, with available open space and lower housing costs, is the fastest-growing area in the state. The San Francisco Bay Area remains relatively stable and has benefited from a well-diversified economy. The Los Angeles area currently shows faster-paced job growth than the Bay Area; however, L.A.'s job losses during the recession were far more severe.

Though our outlook for the state is relatively positive, the road to recovery won't be a smooth one. Military base closures announced last winter will likely aggravate unemployment. Economic recovery will continue to be slow, but once political and budgetary issues are resolved, we expect to see an improvement in trading values and ratings on the state of California's municipal obligations. [graph data]
                      Cal. Empl.
1/31/91                 12505.4
2/28/91                 12487.1
3/31/91                 12466.4
4/30/91                 12445.2
5/31/91                 12422.5
6/30/91                 12397.5
7/31/91                 12381.8
8/31/91                 12370.2
9/30/91                 12360.7
10/31/91                12348.9
11/30/91                12335.1
12/31/91                12319.5
1/31/92                 12294.3
2/29/92                 12264.1
3/31/92                 12242.4
4/30/92                 12223.6
5/31/92                 12206.9
6/30/92                 12190.9
7/31/92                 12186.1
8/31/92                 12179.8
9/30/92                 12163.4
10/31/92                12146.5
11/30/92                12131.2
12/31/92                12115.4
1/31/93                 12100.7
2/28/93                 12089.9
3/31/93                 12078.2
4/30/93                 12063.6
5/31/93                 12050.6
6/30/93                 12044.2
7/31/93                 12038.1
8/31/93                 12035.4
9/30/93                 12037.6
10/31/93                12039.2
11/30/93                12040.2
12/31/93                 12046
1/31/94                  12044
2/28/94                 12049.7
3/31/94                  12061
4/30/94                 12075.9
5/31/94                 12093.4
6/30/94                 12105.5
7/31/94                  12125
8/31/94                 12138.1
9/30/94                 12147.3
10/31/94                12157.3
11/30/94                12165.7
12/31/94                12174.3
1/31/95                 12174.6
2/28/95                 12185.2
3/31/95                 12193.8
4/30/95                 12203.3
5/31/95                 12212.6
6/30/95                 12222.8
7/31/95                 12242.3
8/31/95                 12254.8

                                 SHORT-TERM FUND
                                 CURRENT YIELD*
                              As of August 31, 1995

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          3.94%              6.03%        6.30%         6.79%        6.84%


Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

              34.70% -- joint taxable income of $63,401 to $94,250
             37.42% -- joint taxable income of $94,251 to $143,600
             41.95% -- joint taxable income of $143,601 to $219,872
             42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes.



                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

        $9.89-$10.23            5.33%        4.44%        N/A        4.80%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 28.

The Fund commenced operations on June 1, 1992.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                 SHORT-TERM FUND
                           SEC PERFORMANCE COMPARISON

      Comparative Performance of $10,000 Invested on 6/1/92 in the Fund and in the Lehman Brothers, Inc. Three-Year Municipal Bond Index

[graph data]
                  Index             Fund
5/92              10000             10000
                  10122             10074
                  10319             10249
                  10273             10222
8/92              10357             10277
                  10317             10251
                  10389             10347
                  10451             10413
                  10530             10497
2/93              10695             10673
                  10663             10616
                  10725             10679
                  10754             10699
                  10823             10754
                  10838             10733
8/93              10897             10850
                  10945             10913
                  10967             10923
                  10953             10925
                  11068             11029
                  11158             11095
2/94              11054             10986
                  10920             10881
                  10984             10903
                  11036             10929
                  11039             10942
                  11131             11029
8/94              11171             11057
                  11143             11037
                  11116             11008
                  11096             10946
                  11144             10962
                  11237             11059
2/95              11356             11206
                  11458             11290
                  11497             11337
                  11673             11468
                  11701             11518
                  11825             11581
8/95              11917             11646

          Past  performance  does not guarantee future results.

The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Lehman Brothers, Inc. Three-Year Municipal Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Short Municipal Debt Funds" category.

                                  1 Year         3 Years       Life of Fund+

The Fund's Total Return:          5.33%          4.44%         4.69%
Category Average Total Return:    5.63%          4.77%         5.03%
The Fund's Ranking:               8 out of 9     2 out of 2    2 out of 2

+ From June 30, 1992, through August 31, 1995.
Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1995

            % From            % From Asset           One-Year
            Income       +    Appreciation    =    Total Return

             4.05%       +        1.28%       =        5.33%

                                 SHORT-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95

         Market Value:              $105,636,293        $107,789,683
         Number of Issues:          48                  47
         Average Maturity:          2.49 years          2.52 years
         Average Coupon:            5.61%               5.68%
         Average Duration:          2.17 years          2.25 years
For definitions of these terms, see page 21.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                           [pie charts]
[graph data]                   [graph data]

8/31/95                        2/28/95
A 22.2%                        A 22.0%
AA 20.4%                       AA 25.0%
AAA 57.4%                      AAA 53.0%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 23.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                               [pie charts]
[graph data]                  [graph data]

8/31/95                       2/28/95
Other: 30.3%                  Other: 29.1%
Water/Sewer: 6.3%             Electric: 4.1%
Transportation: 6.5%          Transportation: 6.6%
Sales Tax: 8.9%               COPs: 7.3%
COPs: 9.6%                    Water/Sewer: 8.1%
GO: 10.4%                     GOs: 9.0%
Hospital: 12.5%               Hospital: 13.2%
Prerefunded: 15.5%            Prerefunded: 22.6%

For definitions of these security types, see page 20.


                        PORTFOLIO COMPOSITION BY MATURITY
                                [pie charts]
[graph data]                 [graph data]

8/31/95                      2/28/95
5-10 Years: 6.3%             5-10 Years: 3.9%
1-5 Years: 78.3%             1-5 Years: 86.9%
[less than]1 Year: 15.4%     [less than]1 Year: 9.2%


The Fund invests primarily in short-term California municipal obligations. The Fund's weighted average portfolio maturity is typically one to five years, with three years considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                                 SHORT-TERM FUND
                              MANAGEMENT DISCUSSION
                  with Joel Silva, Municipal Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 20-26).

Q:       How did the Fund perform?

A: The Fund narrowly underperfomed the average return of its peers. For the fiscal year ended August 31, 1995, the Fund's total return was 5.33%, compared to the 5.63% average total return for the nine funds in Lipper's "California Short Municipal Debt Funds" category over the same period (see the Lipper Performance Comparison on page 6).

Q:       Why did the Fund underperform its category average?

A: The Fund is typically less volatile than many of its peers. As a result, the Fund tends to outperform the category average during a declining market (such as in 1994), but it lags behind during muni market rallies (such as in 1995). Although the Fund experienced less price appreciation than its peers over the past year, it continued to provide a high level of tax-exempt income. The Fund's yield over the past 12 months was slightly higher than the average yield of its peers.

Q:       How has the Fund been positioned so far in 1995?

A: We maintained the Fund's defensive position at the beginning of 1995 because we felt that strong economic growth could lead to higher inflation and higher interest rates. However, as 1995 progressed and it became clear that economic and market conditions were changing, we shifted our strategy. We extended the Fund's average maturity* to about three years and positioned the Fund in a bullet structure* around this maturity. This structure proved to be beneficial in the second quarter--as the muni yield curve* steepened significantly between one and five years, three-year munis provided the best combination of yield and price appreciation in this maturity sector.

         Recently, we began to shift the Fund's portfolio into more of a barbell structure.* One-year munis are now more attractively priced than munis maturing in two or three years, so we've added more one-year securities to the Fund's portfolio. We balanced these one-year securities with four-year munis in order to bring the Fund's average maturity back to a neutral position (around 2.5 years).

Q: You cut back on the Fund's holdings of prerefunded bonds* (from about 23% to 16%). Why?

A: Prerefunded bonds typically have short maturities, and like all short-term munis, they have been in great demand because of anxiety about

                                Short-Term Fund
                             MANAGEMENT DISCUSSION
                         (Continued from previous page)

         federal tax reform. Recent concerns about municipal credit quality have also boosted demand for prerefunded bonds, and this has led to some significant price appreciation. Accordingly, we sold some of the Fund's prerefunded bonds as we made changes to the Fund's portfolio. We replaced the prerefunded bonds with insured bonds in order to maintain the high level of credit quality.

Q: Speaking of credit quality, the Fund's credit profile changed over the past six months. The Fund now holds more AAA-rated bonds. Why the change?

A: Concerns about municipal credit quality have increased in 1995. In addition to the Orange County bankruptcy and the recent problems in Los Angeles County (see page 4), some California electric utility bonds have been downgraded, and sales tax bonds have come under pressure as some municipalities divert sales tax revenues to meet immediate expenses. In this environment, we felt the need to upgrade the Fund's overall level of credit quality, so we increased the Fund's exposure to insured bonds.

         One method of accomplishing this was to obtain secondary municipal bond insurance (i.e., insure an existing uninsured muni). Because new muni issuance has been low, bond insurers have focused on the secondary market, and intense competition among bond insurers has resulted in declining prices for secondary insurance. We've taken advantage of this trend by inexpensively insuring several of the Fund's munis.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: The muni market is being pulled in opposite directions by beneficial economic conditions and the specter of federal tax reform. Moderate U.S. economic growth and low inflation have created a favorable environment for munis, but flat tax fears continue to plague the muni market. Accordingly, we expect this tug-of-war to hold muni prices in a fairly narrow trading range over the next six months.

         With this outlook in mind, we plan to maintain the Fund's current neutral position. We expect to keep the Fund's barbell structure of one-year and four-year securities in place until the muni yield curve flattens. We will continue to focus our purchases on premium bonds* in order to avoid the undesirable taxability problem associated with discount bonds* (see page 25 for details). We try to buy premium bonds with coupons* that are at least 50 basis points* higher than prevailing muni yields. This strategy should help provide enough cushion to prevent the Fund's securities from becoming discount bonds during a downturn in the market.

                             INTERMEDIATE-TERM FUND
                                 CURRENT YIELD*
                              As of August 31, 1995

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          4.74%              7.26%        7.57%         8.17%        8.23%


Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

             34.70% -- joint taxable income of $63,401 to $94,250 37.42% -- joint taxable income of $94,251 to $143,600
             41.95% -- joint taxable income of $143,601 to $219,872
             42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes.

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $10.26-$11.11           7.09%        6.14%       7.45%       7.23%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 29.

The Fund commenced operations on November 9, 1983.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             INTERMEDIATE-TERM FUND
                           SEC PERFORMANCE COMPARISON
      Comparative Performance of $10,000 Invested on 9/1/85 in the Fund and
    in the Lehman Brothers, Inc. Five-Year Municipal General Obligation Index

[graph data
                      Index            Fund
8/31/85               10000            10000
9/30/85               9991             9938
10/31/85              10256            10223
11/30/85              10489            10444
12/31/85              10329            10488
1/31/86               10802            10833
2/28/86               11107            10983
3/31/86               11136            11013
4/30/86               11207            11083
5/31/86               11053            10972
6/30/86               11166            11118
7/31/86               11160            11136
8/31/86               11432            11452
9/30/86               11578            11525
10/31/86              11776            11758
11/30/86              11921            11853
12/31/86              11883            11805
1/31/87               12113            12061
2/28/87               12223            12136
3/31/87               12154            12040
4/30/87               11794            11495
5/31/87               11794            11515
6/30/87               12043            11700
7/31/87               12181            11863
8/31/87               12205            11855
9/30/87               11795            11455
10/31/87              11969            11576
11/30/87              12112            11776
12/31/87              12245            11897
1/31/88               12547            12191
2/29/88               12674            12300
3/31/88               12625            12233
4/30/88               12741            12327
5/31/88               12587            12237
6/30/88               12679            12299
7/31/88               12736            12346
8/31/88               12699            12318
9/30/88               12823            12454
10/31/88              12934            12581
11/30/88              12866            12497
12/31/88              12901            12599
1/31/89               13086            12743
2/28/89               12947            12628
3/31/89               12865            12571
4/30/89               13086            12786
5/31/89               13323            12974
6/30/89               13470            13104
7/31/89               13666            13275
8/31/89               13613            13215
9/30/89               13619            13200
10/31/89              13631            13310
11/30/89              13805            13495
12/31/89              13917            13600
1/31/90               13924            13621
2/28/90               14028            13711
3/31/90               13984            13673
4/30/90               13938            13609
5/31/90               14193            13858
6/30/90               14297            13966
7/31/90               14467            14135
8/31/90               14418            14029
9/30/90               14448            14067
10/31/90              14661            14311
11/30/90              14872            14520
12/31/90              14928            14551
1/31/91               15147            14778
2/28/91               15285            14885
3/31/91               15249            14837
4/30/91               15440            15015
5/31/91               15519            15103
6/30/91               15516            15069
7/31/91               15671            15206
8/31/91               15873            15395
9/30/91               16067            15601
10/31/91              16190            15690
11/30/91              16241            15700
12/31/91              16606            16061
1/31/92               16638            16062
2/29/92               16648            16025
3/31/92               16593            15982
4/30/92               16739            16100
5/31/92               16889            16277
6/30/92               17132            16522
7/31/92               17581            17072
8/31/92               17449            16808
9/30/92               17559            16959
10/31/92              17503            16783
11/30/92              17714            17046
12/31/92              17837            17200
1/31/93               18030            17461
2/28/93               18500            18053
3/31/93               18290            17767
4/30/93               18408            17903
5/31/93               18473            17955
6/30/93               18722            18244
7/30/93               18735            18187
8/31/93               18990            18560
9/30/93               19127            18829
10/31/93              19156            18850
11/30/93              19100            18697
12/31/93              19362            19038
1/31/94               19544            19247
2/28/94               19178            18777
3/31/94               18751            18281
4/29/94               18940            18354
5/31/94               19046            18485
6/30/94               19002            18423
7/29/94               19209            18702
8/31/94               19302            18766
9/30/94               19157            18600
10/31/94              19050            18383
11/30/94              18928            18130
12/30/94              19094            18329
1/31/95               19277            18677
2/28/95               19557            19032
3/31/95               19868            19291
4/28/95               19922            19366
5/31/95               20358            19793
6/30/95               20374            19694
7/31/95               20659            19902
8/31/95               20868            20097

Past performance does not guarantee future results.

The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Lehman Brothers, Inc. Five-Year Municipal General Obligation Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Intermediate Municipal Debt Funds" category.

                          1 Year        3 Years       5 Years       10 Years

The Fund`s Total Return:  7.09%         6.14%         7.45%         7.23%
Category Average
      Total Return:       6.77%         5.87%         7.50%         7.23%
The Fund`s Ranking:       15 out of 30  4 out of 9    4 out of 5    1 out of 1

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1995

               % From            % From Asset           One-Year
               Income       +    Appreciation    =    Total Return

                4.90%       +        2.19%       =        7.09%

                             INTERMEDIATE-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95

         Market Value:              $412,450,277        $407,251,414
         Number of Issues:          132                 135
         Average Maturity:          7.43 years          6.97 years
         Average Coupon:            6.12%               6.10%
         Average Duration:          5.32 years          5.19 years

For definitions of these terms, see page 21.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                                [pie charts]
[graph data]                 [graph data]
8/31/95                      2/28/95
A 22.8%                      A 24.0%
AA 16.6%                     AA 23.0%
AAA 59.0%                    AAA 53.0%
BBB 1.6%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 23.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                               [pie charts]
[graph data]                  [graph data]

8/31/95                       2/28/95
Other: 24.1%                  Other: 26.9%
GO: 6.9%                      Sales Tax: 8.2%
Transportation: 7.5%          Hospital: 8.5%
Sales Tax: 10.4%              Prerefunded: 9.6%
Electric: 14.4%               Electric: 11.7%
Water/Sewer: 14.4%            Water/Sewer: 13.3%
COPs: 22.3%                   COPs: 21.8%

For definitions of these security types, see page 20.


                        PORTFOLIO COMPOSITION BY MATURITY
                               [pie charts]

[graph data]                 [graph data]
8/31/95                      2/28/95
10-20 Years: 20.9%           10-20 Years: 17.8%
5-10 Years: 60.2%            5-10 Years: 60.4%
1-5 Years: 18.2%             1-5 Years: 19.5%
[less than]1 Year: 0.7%      [less than]1 Year: 2.3%

The  Fund  invests   primarily   in   intermediate-term   California   municipal
obligations. The Fund's weighted average portfolio maturity is typically five to ten years, with seven years considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                             INTERMEDIATE-TERM FUND
                              MANAGEMENT DISCUSSION
     with Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 20-26).

Q:       How did the Fund perform?

A: The Fund performed well compared to its peers. For the fiscal year ended August 31, 1995, the Fund's total return was 7.09%, which exceeded the 6.77% average total return for the 30 funds in Lipper's "California Intermediate Municipal Debt Funds" category over the same period (see the Lipper Performance Comparison on page 11).

Q:       Why did the Fund outperform its category average?

A: The Fund's relatively high yield over the past 12 months contributed to the Fund's outperformance. The Fund's positioning also helped produce higher returns. In the last few months of 1994, the Fund was more defensively positioned than many of its peers, and this limited the Fund's losses as muni prices fell. In 1995, the Fund's neutral position and bullet structure* enabled it to benefit fully from the muni rally.

Q:       Can you elaborate on the Fund's positioning in 1995?

A: We maintained the Fund's defensive position at the beginning of 1995 because we believed that strong economic growth could lead to higher inflation and higher interest rates. However, as 1995 progressed and it became clear that economic and market conditions were changing, we shifted our strategy. We positioned the Fund in a bullet structure around the Fund's average maturity* of seven years. This structure proved to be beneficial in the second quarter--as the muni yield curve* steepened between five and ten years, seven-year munis provided the best combination of yield and price appreciation in this maturity sector.

         Recently, we've extended the Fund's average maturity out to about
         7.5 years by adding longer-term munis (with maturities of 10-20 years) to the Fund's portfolio. Long-term muni prices have remained relatively stagnant over the past six months and now represent good value compared to the rest of the muni yield curve. We balanced the portfolio with some shorter-term munis to keep from extending the Fund's average maturity too aggressively.

Q: You cut back on the Fund's holdings of prerefunded bonds* (from about 10% to 3%). Why?

A: Prerefunded bonds typically have short maturities, and like all short-term munis, they have been in great demand because of anxiety about federal tax reform. Recent concerns about municipal credit quality have

                             Intermediate-Term Fund
                             MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         also boosted demand for prerefunded bonds, and this has led to some significant price appreciation. Accordingly, selling some of the Fund's prerefunded bonds enabled us to take profits and extend the Fund's average maturity at the same time. We replaced the prerefunded bonds with longer-term insured bonds in order to maintain the high level of credit quality.

Q: Speaking of credit quality, the Fund's credit profile changed over the past six months. The Fund now holds more AAA-rated bonds. Why the change?

A: Concerns about municipal credit quality have increased in 1995. In addition to the Orange County bankruptcy and the recent problems in Los Angeles County (see page 4), some California electric utility bonds have been downgraded, and sales tax bonds have come under pressure as some municipalities divert sales tax revenues to meet immediate expenses. In this environment, we felt the need to upgrade the Fund's overall level of credit quality, so we increased the Fund's exposure to insured bonds.

         One method of accomplishing this was to obtain secondary municipal bond insurance (i.e., insure an existing uninsured muni). Because new muni issuance has been low, bond insurers have focused on the secondary market, and intense competition among bond insurers has resulted in declining prices for secondary insurance. We've taken advantage of this trend by inexpensively insuring several of the Fund's munis.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: The muni market is being pulled in opposite directions by beneficial economic conditions and the specter of federal tax reform. Moderate U.S. economic growth and low inflation have created a favorable environment for munis, but flat tax fears continue to plague the muni market. Accordingly, we expect this tug-of-war to hold muni prices in a fairly narrow trading range over the next six months.

         With this outlook in mind, we plan to maintain the Fund's current neutral position. We may look to extend the Fund's average maturity a little if long-term munis remain cheap. We will continue to focus our purchases on premium bonds* in order to avoid the undesirable taxability problem associated with discount bonds* (see page 25 for details). We try to buy premium bonds with coupons* that are at least 50 basis points* higher than prevailing muni yields. This strategy should help provide enough cushion to prevent the Fund's securities from becoming discount bonds during a downturn in the market.

                                 LONG-TERM FUND
                                 CURRENT YIELD*
                              As of August 31, 1995


         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          5.67%              8.68%        9.06%         9.77%        9.84%

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

             34.70% -- joint taxable income of $63,401 to $94,250 37.42% -- joint taxable income of $94,251 to $143,600
             41.95% -- joint taxable income of $143,601 to $219,872
             42.40% -- joint taxable income of $219,873 to $256,500

All income dividends distributed by the Fund during the fiscal year ended August 31, 1995, are exempt from federal and California state income taxes. A long-term capital gain distribution was made on December 15, 1994, and was reported to shareholders on their 1994 1099-DIV Form.

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1995

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/94-8/31/95)         1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $9.93-$11.18            7.21%        6.65%       8.53%       8.33%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 30.

The Fund commenced operations  on  November  9,  1983.

* Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                 LONG-TERM FUND
                           SEC PERFORMANCE COMPARISON
      Comparative Performance of $10,000 Invested on 9/1/85 in the Fund and
           in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[graph data]
                  Index             Fund
8/31/85           10000             10000
9/30/85           9844              9844
10/31/85          10181             10095
11/30/85          10614             10360
12/31/85          10812             10567
1/31/86           11499             11130
2/28/86           12017             11483
3/31/86           12014             11577
4/30/86           12014             11553
5/31/86           11784             11396
6/30/86           11886             11499
7/31/86           11980             11558
8/31/86           12606             12153
9/30/86           12577             12106
10/31/86          12793             12339
11/30/86          13099             12576
12/31/86          13082             12608
1/31/87           13522             12975
2/28/87           13560             12973
3/31/87           13360             12915
4/30/87           12610             11840
5/31/87           12471             11695
6/30/87           12074             12014
7/31/87           12186             12098
8/31/87           12240             12115
9/30/87           11740             11531
10/31/87          11739             11430
11/30/87          12115             11838
12/31/87          12273             12029
1/31/88           12762             12548
2/29/88           12913             12717
3/31/88           12728             12508
4/30/88           12828             12538
5/31/88           12842             12555
6/30/88           13092             12700
7/31/88           13180             12760
8/31/88           13232             12794
9/30/88           13531             12968
10/31/88          13840             13219
11/30/88          13691             13096
12/31/88          13929             13284
1/31/89           14257             13555
2/28/89           14057             13437
3/31/89           14069             13430
4/30/89           14481             13712
5/31/89           14817             13966
6/30/89           15042             14161
7/31/89           15241             14359
8/31/89           15009             14123
9/30/89           14964             14065
10/31/89          15162             14227
11/30/89          15483             14478
12/31/89          15598             14580
1/31/90           15440             14383
2/28/90           15614             14567
3/31/90           15630             14566
4/30/90           15440             14333
5/31/90           15876             14762
6/30/90           16032             14909
7/31/90           16315             15162
8/31/90           15926             14782
9/30/90           15901             14745
10/31/90          16238             15120
11/30/90          16650             15487
12/31/90          16723             15542
1/31/91           16948             15757
2/28/91           17066             15806
3/31/91           17107             15813
4/30/91           17372             16097
5/31/91           17577             16243
6/30/91           17544             16160
7/31/91           17815             16389
8/31/91           18071             16595
9/30/91           18333             16865
10/31/91          18525             17015
11/30/91          18547             16945
12/31/91          18989             17376
1/31/92           18978             17314
2/29/92           19008             17365
3/31/92           19055             17366
4/30/92           19237             17515
5/31/92           19519             17742
6/30/92           19896             18073
7/31/92           20626             18673
8/31/92           20349             18351
9/30/92           20439             18473
10/31/92          20098             18016
11/30/92          20664             18545
12/31/92          20932             18794
1/31/93           21129             18983
2/28/93           22112             19876
3/31/93           21845             19607
4/30/93           22144             19905
5/31/93           22327             20009
6/30/93           22747             20385
7/30/93           22770             20374
8/31/93           23353             20925
9/30/93           23656             21208
10/31/93          23701             21210
11/30/93          23415             20941
12/31/93          24019             21377
1/31/94           24302             21675
2/28/94           23498             21171
3/31/94           22095             20158
4/29/94           22265             20121
5/31/94           22526             20374
6/30/94           22255             20281
7/29/94           22827             20713
8/31/94           22875             20761
9/30/94           22344             20400
10/31/94          21658             20021
11/30/94          21087             19638
12/30/94          21835             19986
1/31/95           22796             20622
2/28/95           23724             21208
3/31/95           24008             21411
4/28/95           23996             21428
5/31/95           25019             22159
6/30/95           24558             21779
7/31/95           24684             21925
8/31/95           25032             22258

Past performance does not guarantee future results.

The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Lehman Brothers, Inc. Long-Term Municipal Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "California Municipal Debt Funds" category.

                          1 Year        3 Years      5 Years      10 Years

The Fund`s Total Return:  7.21%         6.65%        8.53%        8.33%
Category Average
      Total Return:       7.07%         6.02%        8.01%        8.35%
The Fund`s Ranking:       44 out of 91  8 out of 57  9 out of 47  11 out of 17

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1995

   % From               % From            % From Asset           One-Year
   Income       +    Capital Gains   +    Appreciation     =   Total Return


    5.70%       +        0.53%       +        0.98%        =       7.21%

                                 LONG-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/95             2/28/95

         Market Value:              $272,596,939        $270,303,870
         Number of Issues:          86                  83
         Average Maturity:          20.25 years         17.75 years
         Average Coupon:            6.04%               6.39%
         Average Duration:          8.29 years          7.10 years

For definitions of these terms, see page 21.


                     PORTFOLIO COMPOSITION BY CREDIT RATING
                              [pie charts]
[graph data]                      [graph data]

8/31/95                           2/28/95
A 41.1%                           A 51.0%
AA 17.3%                          AA 22.0%
AAA 41.6%                         AAA 27.0%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 23.


                     PORTFOLIO COMPOSITION BY MARKET SECTOR
                                [pie charts]
[graph data]                      [graph data]

8/31/95                           2/28/95
Other: 22.0%                      Other: 27.9%
Electric: 8.0%                    Water/Sewer: 6.3%
GICs: 8.7%                        Sales Tax: 6.3%
Sales Tax: 9.1%                   GICs: 8.7%
Water/Sewer: 11.1%                COPs: 15.6%
Hospital: 19.9%                   Electric: 15.9%
COPs: 21.2%                       Hospital: 19.3%

For definitions of these security types, see page 20.



                        PORTFOLIO COMPOSITION BY MATURITY
                                [pie charts]
[graph data]                         [graph data]

8/31/95                              2/28/95
20-30 Years: 57.4%                   20-30 Years: 53.2%
10-20 Years: 37.7%                   10-20 Years: 31.4%
5-10 Years: 3.2%                     5-10 Years: 4.4%
1-5 Years: 0.8%                      1-5 Years: 8.0%
[less than]1 Year: 0.9%              [less than]1 Year: 3.0%

The Fund invests primarily in long-term California municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

The composition of the Fund's portfolio may change over time.

                                 LONG-TERM FUND
                              MANAGEMENT DISCUSSION
     with Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 20-26).

Q:       How did the Fund perform?

A: The Fund performed above average compared to its peers. For the fiscal year ended August 31, 1995, the Fund's total return was 7.21%, which exceeded the 7.07% average total return for the 91 funds in Lipper's "California Municipal Debt Funds" category over the same period (see the Lipper Performance Comparison on page 16).

Q:       Why did the Fund outperform its category average?

A: The Fund's relatively high yield over the past 12 months contributed to the Fund's outperformance. The Fund's positioning also helped produce higher returns. In the last few months of 1994, the Fund was more defensively positioned than many of its peers, and this limited the Fund's losses as muni prices fell. In 1995, a shift to a more neutral position enabled the Fund to benefit fully from the muni rally.

Q:       Can you elaborate on the Fund's positioning in 1995?

A: We maintained the Fund's defensive position at the beginning of 1995 because we believed that strong economic growth could lead to higher inflation and higher interest rates. However, as 1995 progressed and it became clear that economic and market conditions were changing, we shifted our strategy. We sold nearly all of the Fund's short-term munis (maturities of five years or less), which experienced the most price appreciation in 1995, and replaced them with long-term munis (maturities of 10-30 years), which were attractively priced compared to the rest of the muni yield curve.*

         As a result of this repositioning, the Fund's average maturity* extended from 17.8 years to 20.3 years, and the Fund's duration* extended from 7.1 years to 8.3 years (as shown in the Portfolio Statistics on page 17). This is a more neutral position for the Fund compared to its defensive posture earlier in the year.

Q: The Fund's credit profile changed over the past six months. The Fund now holds more AAA-rated bonds. Why the change?

A: Concerns about municipal credit quality have increased in 1995. In addition to the Orange County bankruptcy and the recent problems in Los Angeles County (see page 4), some California electric utility bonds

                                 Long-Term Fund
                             MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         have been downgraded, and sales tax bonds have come under pressure as some municipalities divert sales tax revenues to meet immediate expenses. In this environment, we felt the need to upgrade the Fund's overall level of credit quality, so we increased the Fund's exposure to insured bonds.

         One method of accomplishing this was to obtain secondary municipal bond insurance (i.e., insure an existing uninsured muni). Because new muni issuance has been low, bond insurers have focused on the secondary market, and intense competition among bond insurers has resulted in declining prices for secondary insurance. We've taken advantage of this trend by inexpensively insuring several of the Fund's munis.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: The muni market is being pulled in opposite directions by beneficial economic conditions and the specter of federal tax reform. Moderate U.S. economic growth and low inflation have created a favorable environment for munis, but flat tax fears continue to plague the muni market. Accordingly, we expect this tug-of-war to hold muni prices in a fairly narrow trading range over the next six months.

         With this outlook in mind, we plan to maintain the Fund's current neutral position. We may look to extend the Fund's average maturity a little if long-term munis remain cheap. We're also focusing on "call protection"--preventing any of the Fund's securities from being called* during a rally in muni prices. To achieve this protection, we've been selling munis that can be called within 4-7 years and buying munis with call dates that are 9-10 years away.

Q: The Fund has held a small position in derivatives over the past couple of years. Does the Fund still hold derivatives?

A: Yes. The Fund owns one inverse floater* that makes up about 1.3% of the Fund's portfolio. This is down from a 3% position in inverse floaters six months ago. Although we've reduced our holdings, we continue to employ inverse floaters as a duration management tool. They have higher yields and longer durations than typical long-term bonds, and we use them to balance the Fund's duration. Although inverse floaters are more volatile than long-term bonds, their higher yields are desirable in a steep yield curve environment.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Common California Municipal Securities (Munis)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

Certificates of Participation (COPs)--securities issued to finance public property improvements (such as city halls and police stations).

Development Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Guaranteed Investment Contracts (GICs)--securities backed by a guarantee from an insurance company.

Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Put Bonds--securities that provide the right to sell to a specified buyer at a specified time and price.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Tax Allocation Bonds--securities issued to finance improvements in redevelopment areas (such as urban neighborhoods).

Tax and Revenue Anticipation Notes (TRANs)--securities backed by the general tax revenues of the issuer.

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

Municipal Derivatives

Inverse Floaters--securities bearing interest rates that move inversely to market interest rates. Unlike most bonds, their yields increase as interest rates decline. However, if interest rates rise, they lose considerably more value than a regular fixed-rate bond. Therefore, each Benham California Tax-Free and Municipal Fund limits its investment in inverse floaters to a maximum of 10% of net assets (except for the Money Market Funds, which cannot own inverse floaters at all).

                            Investment Fundamentals
                                  DEFINITIONS
                       (Continued from the previous page)

Tender Option Bonds--intermediate- or long-term fixed-rate securities with put options attached (which give the holder the option to sell the bonds at face value at a specified time). Tender option bonds purchased by the Funds are typically structured with seven-day put features attached and pay interest at rates that are reset weekly. Each Fund limits its investment in tender option bonds to 15% of net assets. Tender option bonds are not leveraged and have risk characteristics that are similar to VRDNs.

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 24).

Average Coupon--a weighted average of all coupons held in a fund's portfolio.

Average Yield--a weighted average of the yields to maturity of the securities in a money market fund's portfolio.

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 24).

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to avoid confusion about interest rate changes. For example, if an economist says that interest rates rose 1%, does that mean 1% of the previous rate, or one percentage point? Saying that interest rates rose by 100 basis points is a more precise way of describing the change.

Coupon--the stated interest rate on a security.

Discount Bonds--bonds with coupons that are lower than prevailing interest rates (see also page 25).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds-- bonds with coupons that are higher than prevailing interest rates (see also page 25).

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot lengthening bond maturities (which represent risk because longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corner of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times--to fight inflation and slow down the economy--and long-term bond yields begin to fall.

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. It's the next step after a flat yield curve if the Fed continues to raise short-term interest rates and long-term rates stay flat or fall.

                             INVESTMENT FUNDAMENTALS
                                MUNI RISK FACTORS

Credit Quality and Credit Ratings

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

Callability

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. The municipalities exercise their "call" options to refinance the bonds. Although calls are good for the bond issuers, they're bad for investors in munis--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as prerefunded bonds) on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the municipal bond supply, which can depress prices.

Duration Extension

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of August 31, 1995, the California Tax-Free Short-Term Fund's duration was approximately two years, while the California Tax-Free Long-Term Fund's duration was approximately eight years. If interest rates were to rise by 100 basis points, the Short-Term Fund's share price would be expected to decline by 2%, while the Long-Term Fund's share price would decline by 8%. Conversely, if interest rates were to fall by 100 basis points, the Short-Term Fund's share price would be expected to increase by 2%, while the Long-Term Fund's share price would increase by 8%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                                  BOND PRICING

Premium and Discount Bonds

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

Tax Treatment of Discount Bonds

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                             INVESTMENT FUNDAMENTALS
                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS

Bond Portfolio Structures

Barbell Structure--a structure that weights the portfolio heavily at each end, with cash at one end and long-term bonds at the other, with little or nothing in between. This structure is particularly effective when yield curves are moving from steep to flat (short-term rates are rising faster than long-term rates). The cash captures the higher short-term yields without losing value, while the long-term bonds earn high yields that offset any depreciation they might experience.

Bullet Structure--a structure that clusters the bond maturities around a single maturity, typically the portfolio's average maturity. This structure is effective when the yield curve is steepening and you have targeted one maturity as the ideal place to be on the yield curve under prevailing market conditions.

Ladder Structure--a structure that staggers bond maturities so they occur at regular intervals. When interest rates are rising, this structure allows alternating parts of the portfolio to be continually reinvested at higher interest rates.

Taxable Distributions

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our California tax-free and municipal bond funds to earn tax-exempt income, they sometimes realize taxable capital gains as we pursue higher total returns. By law, the funds must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
Benham California Tax-Free and Municipal Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund and Tax-Free Long-Term Fund (three of the series comprising Benham California Tax-Free and Municipal Funds) (the Funds) as of August 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund and Tax-Free Long-Term Fund of Benham California Tax-Free and Municipal Funds as of August 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with generally accepted accounting principles.



/s/KPMG Peat Marwick LLP
San Francisco, California
October 9, 1995

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                      For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


-------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Term Fund
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   1995         1994         1993        1992+
                                                                                  -------      -------      -------     -------
PER-SHARE DATA
------------------
Net Asset Value at Beginning of Period......................................     $ 10.12       10.34        10.12       10.00
  Income From Investment Operations
  Net Investment Income.....................................................       .4148       .3766        .3840       .1012
  Net Realized and Unrealized Gains (Losses) on Investments.................       .1099      (.1832)       .2227       .1200
                                                                                --------    --------     --------     --------
   Total Income From Investment Operations..................................       .5247       .1934        .6067       .2212
                                                                                --------    --------     --------     --------
  Less Distributions
  Dividends from Net Investment Income......................................      (.4147)     (.3761)      (.3867)     (.1012)
  Distributions from Net Realized Capital Gains.............................           0           0            0           0
  Distributions in Excess of Net Realized Capital Gains.....................           0      (.0373)           0           0
                                                                                --------    --------     --------     --------
   Total Distributions......................................................      (.4147)     (.4134)      (.3867)     (.1012)
                                                                                --------    --------     --------     --------
Net Asset Value at End of Period............................................     $ 10.23       10.12        10.34       10.12
                                                                                ========    ========     ========     ========
TOTAL RETURN*...............................................................        5.33%       1.90%        6.15%       1.47%
----------------
SUPPLEMENTAL DATA AND RATIOS
-----------------------------------
Net Assets at End of Period (in thousands of dollars).......................    $ 104,723     120,627      114,019      52,171
Ratio of Expenses to Average Daily Net Assets...............................         .51%         .51%         .36%         0%
Ratio of Net Investment Income to Average Daily Net Assets..................        4.10%        3.68%        3.76%      4.08%**
Portfolio Turnover Rate.....................................................       49.75%       65.66%       54.42%     19.37%

------------------------------
+ From June 1, 1992 (commencement of operations), through August 31, 1992.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**    Annualized.

  See the accompanying notes to financial statements.

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                               For a Share Outstanding Throughout the Years Ended August 31

-----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate-Term Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                 1995       1994      1993       1992      1991      1990      1989       1988      1987      1986
                                 -----      -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
------------------
Net Asset Value at Beginning
    of Period                 $ 10.86       11.36     10.85     10.49     10.13      10.14     10.06     10.30      10.56      9.86
  Income From Investment Operations
  Net Investment Income         .5414       .5354     .5582     .5853     .6038      .6184     .6305     .6294      .6241     .6890
  Net Realized and Unrealized Gains
    (Losses) on Investments     .2000      (.4104)    .5285     .3600     .3600     (.0100)    .0800    (.2400)    (.2600)    .7000
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income From
    Investment Operations       .7414       .1250    1.0867     .9453     .9638      .6084     .7105     .3894      .3641    1.3890
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net Investment
    Income                     (.5414)     (.5351)   (.5592)   (.5853)   (.6038)    (.6184)   (.6305)   (.6294)    (.6241)   (.6890)
  Distributions from Net
    Realized Capital Gains          0      (.0752)   (.0175)        0         0          0         0         0          0         0
  Distributions in Excess of Net
    Realized Capital Gains          0      (.0147)        0         0         0          0         0         0          0         0
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Distributions        (.5414)     (.6250)   (.5767)   (.5853)   (.6038)    (.6184)   (.6305)   (.6294)    (.6241)   (.6890)
                             --------    --------  --------  --------  --------   --------  --------  --------   --------  --------
Net Asset Value at End
    of Period                 $ 11.06       10.86     11.36     10.85     10.49      10.13     10.14     10.06      10.30     10.56
                             ========    ========  ========  ========  ========   ========  ========  ========   ========  ========
TOTAL RETURN*                    7.09%       1.11%    10.42%     9.18%     9.74%      6.16%     7.28%     3.90%      3.53%    14.52%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars) $ 417,550     448,293   444,460   304,988   241,496    191,217   167,444   157,300    166,966   124,889
Ratio of Expenses to
  Average Daily Net Assets        .48%        .48%      .50%      .52%      .55%       .58%      .60%      .64%       .67%      .74%
Ratio of Net Investment Income
  to Average Daily Net Assets    5.02%       4.82%     5.05%     5.50%     5.84%      6.08%     6.25%     6.19%      5.92%     6.71%
Portfolio Turnover Rate         25.44%      43.80%    26.76%    48.70%    28.58%     20.05%    39.89%    47.01%     51.94%    23.32%

-----------------------------
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions.
See the accompanying notes to financial statements.


                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                   FINANCIAL HIGHLIGHTS
                               For a Share Outstanding Throughout the Years Ended August 31

-----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Long-Term Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                 1995       1994      1993       1992      1991      1990      1989       1988      1987      1986
                                 -----      -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
------------------
Net Asset Value at Beginning
  of Period                   $ 10.88       12.02     11.44     11.00     10.45      10.67     10.36     10.54      11.42     10.15
  Income From Investment Operations
  Net Investment Income         .6229       .6266     .6649     .6878     .6987      .7060     .7388     .7436      .7675     .8308
  Net Realized and Unrealized Gains
    (Losses) on Investments     .1183      (.7101)    .8460     .4400     .5500     (.2200)    .3100    (.1800)    (.8011)   1.2700
                              -------     -------   -------   -------   -------    -------   -------   -------    -------   -------
    Total Income (Loss) From
        Investment Operations   .7412      (.0835)   1.5109    1.1278    1.2487      .4860    1.0488     .5636     (.0336)   2.1008
                              -------     -------   -------   -------   -------    -------   -------   -------    -------   -------
  Less Distributions
  Dividends from Net Investment
    Income                     (.6231)     (.6261)   (.6658)   (.6878)   (.6987)    (.7060)   (.7388)   (.7436)    (.7675)   (.8308)
  Distributions from Net
    Realized Capital Gains     (.0581)     (.4304)   (.2651)        0         0          0         0         0     (.0789)        0
                              -------     -------   -------   -------   -------    -------   -------   -------    -------   -------
    Total Distributions        (.6812)    (1.0565)   (.9309)   (.6878)   (.6987)    (.7060)   (.7388)   (.7436)    (.8464)   (.8308)
                              -------     -------   -------   -------   -------    -------   -------   -------    -------   -------
Net Asset Value at End
    of Period                 $ 10.94       10.88     12.02     11.44     11.00      10.45     10.67     10.36      10.54     11.42
                              =======     =======   =======   =======   =======    =======   =======   =======    =======   =======
TOTAL RETURN*                    7.21%       (.78)%   14.02%    10.58%    12.26%     4.66%     10.39%     5.61%      (.31)%   21.53%
----------------
SUPPLEMENTAL DATA AND RATIOS
-----------------------------------
Net Assets at End of Period
  (in thousands of dollars) $ 276,085     277,477   338,075   275,880   247,244   197,394    179,737   143,191    179,523   196,693
Ratio of Expenses to
  Average Daily Net Assets        .49%        .48%      .49%      .52%      .55%      .57%       .58%      .63%       .65%      .74%
Ratio of Net Investment Income
  to Average Daily Net Assets    5.84%       5.51%     5.76%     6.14%     6.48%     6.64%      6.98%     7.19%      6.87%     7.70%
Portfolio Turnover Rate         59.92%      61.93%    55.11%    71.59%    37.80%    74.11%     78.08%    34.52%     81.54%    47.50%

-----------------------------
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions.
See the accompanying notes to financial statements.

30

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                      August 31, 1995

                                                                               Tax-Free           Tax-Free           Tax-Free
                                                                              Short-Term        Intermediate-        Long-Term
                                                                                 Fund             Term Fund            Fund
                                                                               ---------          ---------          ---------
ASSETS
   Investment securities at value (cost of $104,322,862, $396,090,513,
       and $265,676,227, respectively)....................................  $105,636,293        412,450,277        272,596,939
   Cash...................................................................       710,871          1,135,274            838,558
   Investment in affiliate money market fund (Note 2).....................             0          1,600,000                  0
   Interest receivable....................................................     1,589,678          6,206,772          3,914,334
   Receivables for fund shares sold.......................................       970,717            220,470            253,778
   Receivables for securities sold........................................             0                  0          4,497,383
   Prepaid expenses and other assets......................................           181              7,085              4,409
                                                                            ------------        -----------        -----------
       Total assets.......................................................   108,907,740        421,619,878        282,105,401
                                                                            ------------        -----------        -----------
LIABILITIES
   Payable for securities purchased.......................................     4,047,666          3,414,772          4,676,700
   Payable for fund shares redeemed.......................................        23,979             86,161            796,826
   Dividends payable......................................................        69,759            402,091            437,665
   Fees payable to affiliates (Note 2)....................................        42,350            164,671            107,861
   Accrued expenses and other liabilities.................................           724              2,039              1,304
                                                                            ------------        -----------        -----------
       Total liabilities..................................................     4,184,478          4,069,734          6,020,356
                                                                            ------------        -----------        -----------
NET ASSETS................................................................  $104,723,262        417,550,144        276,085,045
                                                                            ============        ===========        ===========
Net assets consist of:
   Capital paid in........................................................  $104,823,183        403,158,066        269,661,972
   Net realized loss on investments.......................................    (1,419,814)        (1,967,649)          (498,209)
   Undistributed net investment income....................................         6,462                (37)               570
   Net unrealized appreciation on investments.............................     1,313,431         16,359,764          6,920,712
                                                                            ------------        -----------        -----------
Net assets................................................................  $104,723,262        417,550,144        276,085,045
                                                                            ============        ===========        ===========
Shares of beneficial interest outstanding
   (unlimited number of shares authorized)................................    10,233,826         37,743,491         25,238,519
                                                                            ============        ===========        ===========
Net asset value, offering price and redemption price per share............        $10.23              11.06              10.94
                                                                                  ======              =====              =====
------------------------
See the accompanying notes to financial statements.

31

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                 STATEMENTS OF OPERATIONS
                                            For the Year Ended August 31, 1995

                                                                               Tax-Free           Tax-Free           Tax-Free
                                                                              Short-Term        Intermediate-        Long-Term
                                                                                 Fund             Term Fund            Fund
                                                                               ---------          ---------          ---------
Investment Income
   Interest income........................................................  $  5,026,490         22,864,487         16,979,331
                                                                              ----------         ----------         ----------
Expenses (Note 2)
   Investment advisory fees...............................................       320,571          1,219,371            788,383
   Administrative fees....................................................       106,880            406,453            262,741
   Transfer agency fees...................................................        60,682            195,808            125,758
   Printing and postage...................................................        18,151             67,940             44,133
   Custodian fees.........................................................         8,770             16,070             12,976
   Auditing and legal fees................................................         9,583             29,283             19,711
   Registration and filing fees...........................................         1,476              2,099              1,926
   Directors' fees and expenses...........................................         6,213             10,943              8,635
   Other operating expenses...............................................        21,185             62,713             38,282
                                                                              ----------         ----------         ----------
       Total expenses.....................................................       553,511          2,010,680          1,302,545
                                                                              ----------         ----------         ----------
           Net investment income..........................................     4,472,979         20,853,807         15,676,786
                                                                              ----------         ----------         ----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized loss (identified cost basis):
   Proceeds from sales....................................................    64,553,126        142,812,980        165,977,005
   Cost of securities sold................................................    65,453,238        144,178,797        166,475,214
                                                                              ----------         ----------         ----------
       Net realized loss..................................................      (900,112)        (1,365,817)          (498,209)
                                                                              ----------         ----------         ----------
Unrealized appreciation (depreciation) of investments:
   Beginning of year......................................................      (406,618)         8,862,651          3,742,411
   End of year............................................................     1,313,431         16,359,764          6,920,712
                                                                              ----------         ----------         ----------
       Net unrealized appreciation for the year...........................     1,720,049          7,497,113          3,178,301
                                                                              ----------         ----------         ----------
       Net realized and unrealized gain on investments....................       819,937          6,131,296          2,680,092
                                                                              ----------         ----------         ----------
Net increase in net assets resulting from operations......................  $  5,292,916         26,985,103         18,356,878
                                                                              ==========         ==========         ==========

-------------------------
See the accompanying notes to financial statements.

32

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                       For the Years Ended August 31, 1995 and 1994

                                                             Tax-Free                   Tax-Free                   Tax-Free
                                                          Short-Term Fund        Intermediate-Term Fund         Long-Term Fund
                                                        ------------------         ------------------         ------------------
                                                        1995         1994         1995          1994          1995          1994
                                                      --------     --------     --------      --------      --------      --------
From investment activities:
  Net investment income                          $   4,472,979    4,494,170    20,853,807    22,195,080   15,676,786    16,834,422
  Net realized gain (loss) on investments             (900,112)    (344,322)   (1,365,817)     (349,208)    (498,209)    5,550,383
  Net change in unrealized appreciation (depreciation)
    on investments                                   1,720,049   (2,106,026)    7,497,113   (18,121,133)   3,178,301   (25,171,211)
                                                   -----------   ----------   -----------    ----------   ----------   -----------
    Change in net assets derived from investment
        activities                                   5,292,916    2,043,822    26,985,103     3,724,739   18,356,878    (2,786,406)
                                                   -----------   ----------   -----------    ----------   ----------   -----------
From distributions to shareholders:
  Net investment income                             (4,472,853)  (4,487,717)  (20,852,276)  (22,182,818) (15,680,810)  (16,821,196)
  Net realized gain on investments                           0            0             0    (3,072,256)  (1,423,246)  (11,576,250)
  In excess of net realized gains on investments             0     (434,404)            0      (601,832)           0             0
                                                   -----------   ----------   -----------    ----------   ----------   -----------
    Total distributions to shareholders             (4,472,853)  (4,922,121)  (20,852,276)  (25,856,906) (17,104,056)  (28,397,446)
                                                   -----------   ----------   -----------    ----------   ----------   -----------
From capital share transactions (Note 3):
  Proceeds from sales of shares                     50,256,918   96,286,914    83,210,172   171,586,013   69,814,068    92,994,522
  Net asset value of distributions reinvested        3,659,833    4,076,594    15,963,090    20,042,613   11,600,463    20,068,714
  Cost of shares redeemed                          (70,640,061) (90,877,985) (136,048,570) (165,663,380) (84,059,454) (142,477,408)
                                                   -----------   ----------   -----------    ----------   ----------   -----------
    Change in net assets derived from capital
        share transactions                         (16,723,310)   9,485,523   (36,875,308)   25,965,246   (2,644,923)  (29,414,172)
                                                   -----------   ----------   -----------    ----------   ----------   -----------
    Net increase (decrease) in net assets          (15,903,247)   6,607,224   (30,742,481)    3,833,079   (1,392,101)  (60,598,024)

Net Assets:
  Beginning of year                                120,626,509  114,019,285   448,292,625   444,459,546  277,477,146   338,075,170
                                                   -----------   ----------   -----------    ----------   ----------   -----------
  End of year                                     $104,723,262  120,626,509   417,550,144   448,292,625  276,085,045   277,477,146
                                                   ===========   ==========   ===========    ==========   ==========   ===========


-------------------------
See the accompanying notes to financial statements.

33

BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1995

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham California Tax-Free and Municipal Funds (BCTFMF) is registered under the Investment Company Act of 1940 as an open-end management investment company.
Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund, and Tax-Free Long-Term Fund (collectively the "Funds") are three of the seven Funds composing BCTFMF. Significant accounting policies followed by BCTFMF are summarized below.

Valuation of Investment Securities--Securities held by the Funds are valued at current market value as provided by an independent pricing service. When valuations are not readily available, securities are valued at fair value, as determined in good faith by the Board of Trustees. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses on security transactions are determined on the basis of identified cost.

Income Taxes--Each Fund of BCTFMF intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By doing so, each Fund will not be subject to federal income or California franchise taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

As of August 31, 1995, the Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund, and Tax-Free Long-Term Fund had capital loss carryovers of $608,877, $1,686,723, and $498,209, respectively. No capital gain distributions will be made by each fund until the loss carryovers have been offset or expired. The capital loss carryovers will expire by August 31, 2003.

Due to the timing of dividend distributions and the differences in accounting for gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by each Fund. The differences between capital gains distributed on a book versus tax basis are shown as excess distributions of net realized capital gains in the accompanying Financial Highlights and Statements of Changes in Net Assets.

Share Valuation--Each Fund's net asset value per share is computed each business day by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. The Funds' net asset values fluctuate daily in response to changes in the market value of their investments.

Investment Income, Premium, and Discount--Interest income and expenses are accrued daily. Premium on securities purchased is amortized daily on a straight-line basis over the shorter period of purchase date to call date or purchase date to maturity date. The Funds recognize market discount, if any, upon the sale or maturity of securities. Original issue discount for municipal securities is accrued daily using the effective interest rate method.

Dividends and Other Distributions--The Funds' dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month. Each Fund distributes net realized capital gains, if any, once per year. Distributions are paid in cash or reinvested as additional shares.

(2)   INVESTMENT ADVISORY FEES AND OTHER
      TRANSACTIONS WITH AFFILIATES

Benham  Management  Corporation  (BMC) is a wholly owned subsidiary of Twentieth
Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays Benham Management Corporation (BMC) a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BCTFMF's average daily net assets to the following annualized investment advisory fee schedule.

                         .50% of the first $100 million
                         .45% of the next $100 million
                         .40% of the next $100 million
                         .35% of the next $100 million
                         .30% of the next $100 million
                         .25% of the next $1 billion
                         .24% of the next $1 billion
                         .23% of the next $1 billion
                         .22% of the next $1 billion
                         .21% of the next $1 billion
                         .20% of the next $1 billion
                         .19% of average daily net assets over $6.5 billion

BMC provides BCTFMF with all investment advice. Twentieth Century Services, Inc. pays all compensation of BCTFMF officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BCTFMF has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

BCTFMF has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .62% of average daily net assets of each Fund. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses were less than the expense guarantee rate in effect at that time. The expense guarantee is subject to renewal in June 1996.

The payables to affiliates as of August 31, 1995, based on the above agreements were as follows:
                                Tax-Free         Tax-Free          Tax-Free
                               Short-Term    Intermediate-Term     Long-Term
                                  Fund             Fund              Fund
                               ----------     --------------       ---------

Investment Advisor...........  $ 25,862          102,737            67,110
Administrative Services......     8,566           34,028            22,228
Transfer Agent...............     7,922           27,906            18,523
                                -------          -------           -------
                                $42,350          164,671           107,861
                                =======          =======           =======

As of August 31, 1995, the Tax-Free Intermediate-Term Fund had invested cash amounts in Benham California Tax-Free Money Market Fund (a Fund of BCTFMF) of $1,600,000. The terms of this transaction were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Fund does not pay BMC investment advisory fees for assets invested in shares of Benham California Tax-Free Money Market Fund.

BCTFMF has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Fund's shares. BMC pays all costs incurred by BDI. BDI is a wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Share  transactions  for each of the Funds for the years ended  August 31, 1995, and 1994, were as follows:
                          Tax-Free                Tax-Free                Tax-Free
                         Short-Term           Intermediate-Term           Long-Term
                           Fund                    Fund                    Fund
                     ------------------       ----------------        ----------------
                      1995       1994         1995        1994         1995       1994
                    --------   ---------     -------     -------      -------    -------
Shares sold        4,990,923   9,387,357    7,744,303   15,302,103   6,574,067   8,082,074
Reinvestment of
   dividends         363,362     398,554    1,484,142    1,802,158   1,093,963   1,755,980
                   ---------   ---------    ---------    ---------    --------   ---------
                   5,354,285   9,785,911    9,228,445   17,104,261   7,668,030   9,838,054
Less shares
  redeemed        (7,036,430) (8,894,175) (12,750,380) (14,967,553) (7,943,944)(12,461,264)
                   ---------   ---------    ---------    ---------    --------   ---------
Net increase
  (decrease)
  in shares       (1,682,145)    891,736   (3,521,935)   2,136,708    (275,914) (2,623,210)
                   =========   =========   =========     =========    ========   =========

36

(4)   INVESTMENT SECURITIES -- PURCHASES, SALES
      AND/OR MATURITIES

Portfolio activity, excluding short-term securities, for the year ended August 31, 1995, was as follows:

                                Tax-Free         Tax-Free          Tax-Free
                               Short-Term    Intermediate-Term     Long-Term
                                  Fund             Fund              Fund
                               ----------     --------------       ---------

Purchases.................   $ 50,698,794      104,777,591       158,596,413
                              ===========       ==========        ==========
Sales proceeds............   $ 64,553,126      142,812,980       165,977,005
                              ===========       ==========        ==========

As of August 31, 1995, unrealized appreciation (depreciation) was as follows:

                                Tax-Free         Tax-Free          Tax-Free
                               Short-Term    Intermediate-Term     Long-Term
                                  Fund             Fund              Fund
                               ----------     --------------       ---------

Appreciated securities        $ 1,425,756       17,012,808         9,549,913
Depreciated securities           (112,325)        (653,044)       (2,629,201)
                              -----------       ----------        ----------
Net unrealized appreciation   $ 1,313,431       16,359,764         6,920,712
                              ===========       ==========        ==========

The cost of securities for financial reporting and federal income tax purposes is the same.

The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification.

PROXY VOTING RESULTS

A special shareholder meeting was held on May 31, 1995, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

Proposal I.--To consider and vote on approval or disapproval of new Investment Advisory Agreements with BCTFMF on behalf of each Fund with BMC to take effect upon the closing of the proposed merger of BMC's parent company, Benham Management International, Inc., into TCC.

Proposals II, III, and IV are not applicable to shareholders of BCTFMF.

Proposal V.--To elect the Board of Trustees of BCTFMF.

Proposal VI.--To ratify the Board of Trustees' selection of KPMG Peat Marwick LLP as independent auditors for BCTFMF's current fiscal year end.

Proposal   VII.--To  amend  BCTFMF's   Articles  of   Incorporation  to  provide
dollar-based voting rights for shareholders of the Funds.

A summary of voting results is as follows:

                                   Benham                     Benham                       Benham
                                 California                 California                   California
                                  Tax-Free                   Tax-Free                     Tax-Free
                                 Short-Term              Intermediate-Term                Long-Term
                                    Fund                       Fund                         Fund
--------------------------------------------------------------------------------------------------------
Proposal I.                For        5,524,333      For         22,147,201       For         15,770,604
                           Against      382,857      Against        913,599       Against        494,336
                           Abstained    240,061      Abstained      938,142       Abstained      735,527
--------------------------------------------------------------------------------------------------------
Proposal V.

  James M. Benham          For        5,725,658      For         22,633,962       For         16,402,388
                           Withheld*    421,593      Withheld*    1,364,982       Withheld*      598,080

  Ronald J. Gilson         For        5,725,658      For         22,607,241       For         16,434,918
                           Withheld*    421,593      Withheld*    1,391,703       Withheld*      565,550

  Myron S. Scholes         For        5,725,658      For         22,631,337       For         16,446,585
                           Withheld*    421,593      Withheld*    1,367,307       Withheld*      553,883

  Kenneth E. Scott         For        5,725,658      For         22,597,309       For         16,440,987
                           Withheld*    421,593      Withheld*    1,401,635       Withheld*      559,481

  Ezra Solomon             For        5,719,624      For         22,553,763       For         16,423,955
                           Withheld*    427,627      Withheld*    1,445,181       Withheld*      576,513

  Isaac Stein              For        5,721,329      For         22,616,122       For         16,445,328
                           Withheld*    425,922      Withheld*    1,382,822       Withheld*      555,140

  James E. Stowers, III    For        5,718,435      For         22,529,894       For         16,380,458
                           Withheld*    428,816      Withheld*    1,469,050       Withheld*      620,010

  Jeanne D. Wohlers        For        5,724,204      For         22,610,806       For         16,446,585
                           Withheld*    423,047      Withheld*    1,388,138       Withheld*      553,883

*Shares Withholding Authority to Vote

                                    Benham                   Benham                       Benham
                                  California               California                   California
                                   Tax-Free                 Tax-Free                     Tax-Free
                                  Short-Term            Intermediate-Term                Long-Term
                                     Fund                     Fund                         Fund


---------------------------------------------------------------------------------------------------------
Proposal VI.               For         5,874,214      For         22,836,723       For         16,247,256
                           Against       108,417      Against        424,004       Against        135,018
                           Abstained     164,619      Abstained      738,216       Abstained      618,193

---------------------------------------------------------------------------------------------------------
Proposal VII.              For         5,579,826      For         21,980,897       For         15,740,770
                           Against       364,056      Against        878,762       Against        388,807
                           Abstained     203,368      Abstained    1,139,284       Abstained      870,890
---------------------------------------------------------------------------------------------------------

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                 Tax-Free Short-Term Fund
                                             Schedule of Investment Securities
                                                      August 31, 1995

                                                                                                        Value         Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)      Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------      ----------
$ 3,500,000  Anaheim Redevelopment Agency Local Government Financing Joint Power,
                MBIA Insured                                                       7.950%  09/01/98  $  3,947,160     Aaa/AAA
  1,775,000  Burbank Redevelopment Agency West Olive Tax
                Allocation Series 1994, AMBAC Insured                              6.000   12/01/97     1,852,443     Aaa/AAA
  2,035,000  California Health Facility Financing Authority
                Downey Community Hospital Series 1993                              4.350   05/15/97     2,032,884     NR/A-
  1,450,000  California Health Facility Financing Authority
                Mills Hospital Revenue Series B, Connie Lee Insured                5.500   01/15/00     1,509,204     NR/AAA
  1,400,000  California Health Facility Financing Authority St. Francis
                Memorial Hospital                                                  5.000   11/01/98     1,415,820     NR
  1,750,000  California Health Facility Financing Authority
                St. Francis Memorial Hospital Series 1993 A                        5.500   11/01/01     1,761,655     A/NR
    815,000  California Health Facility Financing Authority
                St. Francis Memorial Hospital Series 1993 A                        4.500   11/01/95       816,068     A/NR
  1,745,000  California Health Facility Financing Authority
                St. Joseph Hospital Certificate of Participation                   5.500   07/01/97     1,782,971     Aa/AA
  3,910,000  California Health Facility Financing Authority St. Joseph
                Hospital Series B                                                  4.500   07/01/99     3,886,657     Aa/AA
  4,490,000  California Pollution Control Financing Authority
                San Diego Gas & Electric Series 1984 B                             4.250   09/01/95     4,491,031     A1/A+
  1,600,000  California State Public Works Department of Justice Series A          5.500   05/01/00     1,647,552     A/A-
  1,000,000  City of Los Angeles Convention Center Certificate of Participation
                Series 1989 A, Prerefunded at 101.5% of par                        7.300   08/15/99     1,124,580     Aaa/AAA
  1,700,000  Imperial Irrigation District Certificate of Participation             5.625   05/01/97     1,742,619     Aa/A+
  1,000,000  Imperial Irrigation District Certificate of Participation
                Series 1993, California                                            6.700   11/01/98     1,069,640     Aa/A+
  1,700,000  Long Beach Harbor Revenue Refunding Bonds, California                 6.500   05/15/96     1,732,113     Aa/AA-
  2,250,000  Long Beach Redevelopment Agency Revenue Downtown Redevelopment
                Series 1988 A, California, AMBAC Insured, Escrowed to Maturity     6.750   11/01/96     2,328,278     Aaa/AAA
  2,000,000  Los Angeles Airport Revenue Bonds Series 1989 A, California           7.000   05/01/98     2,136,780     Aa/AA
  1,025,000  Los Angeles City General Obligation Series 1995 A, FGIC Insured       5.000   09/01/00     1,050,943     Aaa/AAA
  1,185,000  Los Angeles County Certificate of Participation Olive View Medical Center,
                California, Prerefunded at 102% of par                             7.500   03/01/98     1,298,547     NR/NR*

39

Schedule of Investment Securities--Tax-Free Short-Term Fund (Continued)
===============================================================================================================================

                                                                                                        Value         Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)      Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------      ----------
$ 1,000,000  Los Angeles County Metropolitan Transit Authority
                Sales Tax Revenue Proposition C, AMBAC Insured                     5.900%  07/01/02$    1,063,960     Aaa/AAA
  1,500,000  Los Angeles Department of Water and Power
                Electric Revenue, Crossover refunded at 102% of par                7.400   05/01/98     1,640,220     Aa/AA-
  3,605,000  Los Angeles Municipal Corporation, MBIA Insured                       5.750   02/01/98     3,741,233     Aaa/AAA
  1,000,000  Los Angeles Waste Water System Revenue                                6.700   02/01/00     1,084,680     A1/A
  2,000,000  Los Angeles Waste Water System Revenue, Prerefunded at 102% of par    6.800   08/01/98     2,187,680     Aaa/A
  3,500,000  Merced CSAC Lease Financing Program Series 1992, California,
                FSA Insured                                                        4.750   10/01/96     3,538,500     Aaa/AAA
  3,270,000  Milpitas Redevelopment Agency Series 1993, California, MBIA Insured   4.400   01/15/97     3,281,510     Aaa/AAA
  1,950,000  Modesto Multifamily Housing Revenue Bond
                Revenue Series 1992 A, Letter of Credit-Bank of America            5.000   03/01/96     1,960,862     Aa3/NR
  2,000,000  Oakland Refunding Pension Financing Authority
                Certificate of Participation Series 1988 A, California,
                FGIC Insured                                                       6.900   08/01/97     2,107,380     Aaa/AAA
  2,265,000  Orange County Municipal Water District Water
                Facility C Series B, Letter of Credit-Barclay's Bank               4.500   07/01/96     2,261,014     Aa2/AA
  1,500,000  Orange County Transportation Sales Tax, AMBAC Insured                 5.500   02/15/01     1,531,785     Aaa/AAA
  2,090,000  Sacramento County Laguna Community Facility
                District, California, FGIC Insured                                 4.500   12/01/96     2,113,157     Aaa/AAA
  4,485,000  Sacramento Municipal Utility District Series D, California            4.600   11/15/98     4,538,013     A/A-
  3,250,000  San Diego County Water Authority Certificate of
                Participation, California                                          4.400   05/01/96     3,265,080     Aa/AA-
  2,625,000  San Diego Regional Transportation Commission
                Sales Tax Series 1994 A, FGIC Insured                              5.000   04/01/99     2,694,090     Aaa/AAA
  2,000,000  San Diego Unified School District Tax and Revenue Anticipation Notes
                Series A, Letter of Credit-WestDeutsche Landesbank                 4.750   10/10/96     2,020,320     MIG1/NR
  4,000,000  San Francisco Bay Area Rapid Transit, California, AMBAC Insured       4.600   07/01/97     4,025,120     Aaa/AAA
  1,085,000  San Francisco City and County General Obligation, FGIC Insured        6.000   06/15/98     1,138,718     Aaa/AAA
  2,930,000  San Francisco Port Commision Revenue Refunding                        5.250   07/01/99     2,999,089     A/BBB+
  1,000,000  San Mateo Transportation Sales Tax Series A, AMBAC Insured            6.500   06/01/98     1,072,030     Aaa/AAA
  1,185,000  South Coast Air Quality Limited Tax General Obligation,
                 AMBAC Insured                                                     5.500   08/01/01     1,242,141     Aaa/AAA
  1,715,000  South Coast Air Quality Management District
                Refunding, Series 1992, AMBAC Insured                              4.500   08/01/96     1,727,348     Aaa/AAA
  2,135,000  Southern California Public Power Agency Pooled
                Transmission Authority Joint Power Series 1989, Prerefunded
                at 102% of par                                                     7.000   07/01/00     2,411,226     Aaa/AAA

40

Schedule of Investment Securities--Tax-Free Short-Term Fund (Continued)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 1,000,000  Southern California Public Power Authority Electric
                Revenue Bonds Series 1989                                          6.750%  07/01/99  $  1,072,870     A/A
  1,510,000  State of California General Obligation                                6.500   11/01/97     1,584,594     A1/A
  2,000,000  State of California General Obligation, AMBAC Insured                 6.500   04/01/98     2,115,920     Aaa/AAA
  2,000,000  State of California General Obligation, AMBAC Insured                 6.700   09/01/97     2,104,360     Aaa/AAA
  4,980,000  University of California Revenue Series A,
                California, MBIA Insured, Prerefunded at 102% of par               7.000   09/01/97     5,371,428     Aaa/AAA
  2,000,000  West Basin Water District Certificate of Participation Series
                1991, AMBAC Insured, Escrowed to Maturity                          6.100   08/01/98     2,115,020     Aaa/AAA
------------                                                                                         ------------
$101,910,000 Total Investment Securities (cost $104,322,862)                                         $105,636,293
============                                                                                         ============

NR = Not Rated

--------------------
* Prerefunded with U.S. government securities, not re-rated.

                  Portfolio Composition by Market Sector

Prerefunded                      15.5%        Water/Sewer               6.3%
Hospital                         12.5         Tax Allocation            4.9
General Obligation               10.4         Electric                  4.3
Certificates of Participation     9.6         Other                    21.1
Sales Tax                         8.9                                 _____
Transportation                    6.5         TOTAL                   100.0%

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                              Tax-Free Intermediate-Term Fund
                                             Schedule of Investment Securities
                                                      August 31, 1995

                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 1,000,000  Alameda County Transportation Authority Sales
                Tax Revenue, FGIC Insured                                          5.500%  11/01/01  $  1,049,960     Aaa/AAA
  4,060,000  Burbank Redevelopment Agency West Olive Tax
                Allocation Series 1994, AMBAC Insured                              6.500   12/01/01     4,474,526     Aaa/AAA
  4,795,000  California Department of Water Resources Central Valley
                Project Series J-2                                                 5.800   12/01/04     5,105,093     Aa/AA
  2,145,000  California Educational Facility Authority University
                of San Diego Series 1989, MBIA Insured                             6.750   10/01/02     2,363,232     Aaa/AAA
  3,145,000  California Health Facility Financing Authority
                Catholic Healthcare Series 1995, AMBAC Insured                     6.000   07/01/04     3,390,372     Aaa/AAA
  2,010,000  California Health Facility Financing Authority Downey
                Community Hospital                                                 5.300   05/15/04     1,931,911     NR/A
  1,500,000  California Health Facility Financing Authority Kaiser
                Permanente Series A                                                6.700   10/01/99     1,604,460     Aa3/AA
  1,505,000  California Health Facility Financing Authority
                Pomona Valley Hospital Medical Center Series A, MBIA Insured       7.100   01/01/00     1,661,730     Aaa/AAA
  1,660,000  California Health Facility Financing Authority St. Francis
                Memorial Hospital                                                  5.375   11/01/00     1,657,278     A/NR
  1,280,000  California Health Facility Financing Authority
                St. Francis Memorial Hospital Series A                             5.250   11/01/99     1,283,213     A/NR
  1,560,000  California Health Facility Financing Authority
                St. Francis Memorial Hospital Series A                             5.750   11/01/04     1,542,372     A/NR
  1,745,000  California Health Facility Financing Authority
                St. Francis Memorial Hospital Series A                             5.625   11/01/02     1,745,349     A/NR
  4,520,000  California Public Works Board Lease Revenue Secretary of State,
                AMBAC Insured                                                      6.200   12/01/05     4,950,440     Aaa/AAA
  3,000,000  California Public Works Board University of California Series
                A, Various Projects                                                6.150   11/01/09     3,040,800     A1/A-
  3,250,000  California Public Works Energy-Efficiency Pooled Project
                Series 1991 A                                                      6.000   09/01/99     3,404,830     A/BBB+
  4,325,000  California Public Works Series A                                      6.250   09/01/05     4,549,770     A/A-
  1,000,000  California Public Works University of California Project
             Series A, AMBAC Insured                                               5.900   12/01/03     1,074,830     Aaa/AAA
  2,500,000  California State Department of Veteran's Affairs Series A             6.200   08/01/98     2,645,650     Aa/AA
  3,000,000  California State Public Works California State
                University Series 1992 A, Various Projects                         5.700   10/01/99     3,116,910     A/A-

42

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
==============================================================================================================================

                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 3,710,000  California State Public Works Prison Board (Franchise Tax Board)
                Certificate of Participation                                       6.900%  10/01/06  $  3,928,853    A/A-
  2,000,000  California State Public Works University of California Regents
                Series A                                                           5.080   09/01/00     1,556,300    A1/A
  3,100,000  California Statewide Association of Counties
                Oakland Convention Center Lease Revenue, AMBAC Insured             6.125   10/01/06     3,296,106     Aaa/AAA
  2,385,000  California Statewide Association of Counties
                St. Joseph Health System Certificate of Participation              6.500   07/01/03     2,566,308     Aa/AA
  2,945,000  Castaic Lake Water Agency, California, MBIA Insured                   5.750   08/01/01     3,107,623     Aaa/AAA
  7,780,000  Central California Joint Powers Health Facility
                Certificate of Participation, California                           5.250   02/01/04     7,467,789     A/NR
  2,545,000  City and County of San Francisco General Obligation Series A,
                FGIC Insured                                                       5.300   06/15/07     2,554,417     Aaa/AAA
  2,080,000  City of Los Angeles Equipment Acquisition Project Series 1989 G       7.300   10/01/96     2,149,721     A/A+
  1,465,000  City of Woodland Waste Water System Refunding, California,
                AMBAC Insured                                                      6.000   03/01/06     1,568,092     Aaa/AAA
  2,500,000  Contra Costa County Public Facility Insured Revenue
                Bond Certificate of Participation, California, BIGI Insured        7.450   06/01/00     2,800,400     Aaa/AAA
  1,065,000  Contra Costa County Water District Revenue
                Series A, California, Prerefunded at 102% of par                   7.000   10/01/00     1,201,182     NR/NR**
  6,485,000  Contra Costa Transportation Authority Sales Tax Series 1991 A,
                California, Escrowed to Maturity                                   6.200   03/01/99     6,892,193     A1/NR
  3,485,000  East Bay Municipal Utilities District Waste System Revenue,
                California                                                         6.100   06/01/06     3,697,864     A1/AA
  2,570,000  East Bay Municipal Utilities District Waste Water System Revenue,
                California                                                         6.000   06/01/05     2,731,370     A1/AA
  6,850,000  Imperial Irrigation District, MBIA Insured                            6.500   11/01/07     7,618,639     Aaa/AAA
  2,790,000  Irvine Ranch Water District Joint Power Revenue Bonds
                Series 1988, California                                            6.600   02/15/96     2,808,442     NR/A+
  1,750,000  Loma Linda Hospital Revenue University Medical Center,
                California, AMBAC Insured                                          6.950   12/01/05     1,910,913     Aaa/AAA
  1,500,000  Los Angeles Airport Revenue Bond Series C, California                 6.800   05/01/01     1,598,055     Aa/AA
  4,000,000  Los Angeles Capital Asset Lease Revenue, California, AMBAC Insured    5.875   12/01/05     4,281,000     Aaa/AAA
  1,000,000  Los Angeles Convention Center Certificate of Participation, California,
                AMBAC Insured                                                      6.750   08/15/01     1,109,760     Aaa/AAA
  4,000,000  Los Angeles County Correctional Facility Project
                Certificate of Participation, California, MBIA Insured             6.000   09/01/99     4,255,000     Aaa/AAA
  1,415,000  Los Angeles County Master Refund Project
                Certificate of Participation Series 1991, California               6.400   05/01/00     1,485,028     Baa1/BBB+

43

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
==============================================================================================================================

                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 1,000,000  Los Angeles County Metropolitan Transit
                Authority Sales Tax Revenue, AMBAC Insured                         5.900%  07/01/06   $  1,056,490    Aaa/AAA
  1,000,000  Los Angeles County Multiple Capital Facilities
                Project #2 Certificate of Participation , California               6.900   03/01/01      1,070,070    Baa1/BBB+
  1,500,000  Los Angeles County Public Properties Certificate of
                Participation , California                                         6.000   10/01/98      1,546,170    Baa1/BBB+
  2,650,000  Los Angeles County Public Properties Certificate of
                Participation , California                                         6.150   04/01/99      2,752,184    Baa1/BBB+
  2,000,000  Los Angeles County Transportation Commission
                Certificate of Participation Series B                              6.250   07/01/04      2,151,040    A1/A+
  3,900,000  Los Angeles County Transportation Commission
                Certificate of Participation Series B                              6.000   07/01/01      4,054,908    A1/A+
  4,765,000  Los Angeles County Transportation Commission
                Certificate of Participation Series B                              6.200   07/01/03      5,011,636    A1/A+
  1,000,000  Los Angeles County Transportation Commission
                Sales Tax Revenue, California, FGIC Insured                        5.750   07/01/01      1,059,750    Aaa/AAA
  4,000,000  Los Angeles County Transportation Commission
                Sales Tax Revenue, California, FGIC Insured                        5.875   07/01/02      4,276,480    Aaa/AAA
  3,515,000  Los Angeles County Transportation Commission
                Sales Tax Revenue Proposition C Series A, California               6.200   07/01/04      3,805,093    A1/A+
  3,765,000  Los Angeles County Transportation Commission
                Sales Tax Revenue Proposition C Series A, California               6.400   07/01/06      4,070,379    A1/A+
  3,000,000  Los Angeles County Transportation Commission
                Sales Tax Revenue Series 1992 A, California, MBIA Insured          5.700   07/01/01      3,155,970    Aaa/AAA
  2,500,000  Los Angeles County Transportation Commission
                Sales Tax Revenue Series A, Proposition A, California              6.400   07/01/02      2,694,275    A1/AA-
  1,000,000  Los Angeles Department of Water and Power Electric Revenue,
                California, MBIA Insured                                           5.700   01/15/05      1,036,650    Aaa/AAA
  2,135,000  Los Angeles Department of Water and Power
                Electric Revenue, California                                       6.625   10/01/01      2,366,733    Aa/AA-
  1,000,000  Los Angeles Department of Water and Power Electric Revenue,
                FGIC Insured                                                       6.300   04/15/06      1,065,570    Aaa/AAA
  4,685,000  Los Angeles Municipal Improvement Corporation, California,
                MBIA Insured                                                       6.000   02/01/03      5,032,112    Aaa/AAA
  2,000,000  Los Angeles Municipal Improvement Corporation Lease Series
                1989, California                                                   7.200   09/01/96      2,062,120    Aa/AA
  2,070,000  Los Angeles Municipal Improvement Corporation
                Lease Revenue Series A, California                                 4.900   09/01/02      2,049,466    Aa/NR

44

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
==============================================================================================================================
                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 1,000,000  Los Angeles Public Properties Certificate of
                Participation Series A, California, BIGI Insured                   6.250%  04/01/00  $  1,075,980     Aaa/AAA
  2,000,000  Los Angeles Solid Waste Project Certificate of Participation
                Series 1990                                                        6.400   11/01/97     2,091,340     A1/AA
  4,780,000  Los Angeles Waste Water, AMBAC Insured                                6.200   06/01/06     5,138,978     Aaa/AAA
  2,045,000  Los Angeles Waste Water System Revenue, MBIA Insured                  6.600   02/01/00     2,220,727     Aaa/AAA
  1,000,000  Los Angeles Waste Water System Revenue Series B                       6.800   06/01/02     1,097,230     A1/A
  2,500,000  Los Angeles Waste Water System Revenue Series B                       7.150   06/01/00     2,819,575     NR/AAA
  1,550,000  Los Angeles Waste Water System Revenue Series B, AMBAC Insured        5.700   06/01/01     1,637,559     Aaa/AAA
  7,190,000  Metropolitan Water District of Southern California Water Revenue      6.500   07/01/04     7,883,044     Aa/AA
  1,000,000  Metropolitan Water District of Southern California Waterworks Revenue 6.625   07/01/06     1,090,930     Aa/AA
  4,000,000  Metropolitan Water District of Southern California Waterworks Revenue
                Series 1991 A                                                      6.100   07/01/99     4,261,840     Aa/AA
  4,000,000  Metropolitan Water District of Southern California Waterworks Revenue
                Series 1991, Prerefunded at 102% of par                            6.750   07/01/01     4,509,760     NR/AA
 10,000,000  Northern California Power Agency Geothermal
                Project 3 Revenue, AMBAC Insured                                   5.500   07/01/05    10,321,100     Aaa/AAA
  1,500,000  Northern California Power Agency Multi-Capital Series A, MBIA
                Insured                                                            6.300   08/01/06     1,622,595     Aaa/AAA
  2,000,000  Northern California Power Agency Public Power
                Revenue Series A, MBIA Insured                                     6.200   08/01/05     2,167,200     Aaa/AAA
  1,000,000  Oakland Refunding Pension Financing Authority
                Certificate of Participation Series 1988 A, California,
                FGIC Insured                                                       7.200   08/01/00     1,092,550     Aaa/AAA
  1,165,000  Ontario Redevelopment Financing Authority Local
                Agency Series A, Capital Guaranty Insured                          5.800   09/02/06     1,218,054     Aaa/AAA
  1,365,000  Ontario Redevelopment Project #1 Center City Cimarron
                Project, MBIA Insured                                              5.700   08/01/01     1,444,115     Aaa/AAA
  1,645,000  Orange County Transportation Sales Tax                                5.750   02/15/05     1,653,686     Aa/AA
  7,500,000  Orange County Transportation Sales Tax Revenue, AMBAC Insured         5.500   02/15/01     7,658,925     Aaa/AAA
  1,250,000  Orange County Water District Certificate of Participation Series 1990,
                California, Prerefunded at 102% of par                             7.000   08/15/00     1,414,900     Aaa/AAA
  1,900,000  Orange County Water District Certificate of Participation Series A,
                California, AMBAC Insured                                          4.900   08/15/02     1,887,802     Aaa/AAA
  2,500,000  Orange County West Valley Detention Center Certificate of Participation ,
                California, Prerefunded at 102% of par                             7.625   06/01/99     2,820,425     NR/NR*
  1,330,000  Oxnard Harbor District Revenue Refunding Series 1995,
                Capital Guaranty Insured                                           7.000   08/01/04     1,524,566     Aaa/AAA


45

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
==============================================================================================================================

                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
------------------------------------------------------                             -----    ------      -------     ----------
$   670,000  Palomar/Pomerado Hospital District Revenue Bond Series 1989 A,
                California, MBIA Insured                                           6.600%  11/01/96   $   691,862     Aaa/AAA
  1,000,000  Pasadena Certificate of Participation Series 1990,
                California, Prerefunded at 102% of par                             6.850   08/01/00     1,125,240     Aaa/A+
  1,600,000  Puerto Rico Commonwealth, MBIA Insured                                6.500   07/01/02     1,801,008     Aaa/AAA
  1,000,000  Ramona Municipal Water District Certificate of
                Participation Refunding, California, AMBAC Insured                 6.900   10/01/01     1,118,050     Aaa/AAA
  2,000,000  Riverside County Transportation Commission
                Sales Tax Revenue Series A, California                             6.625   06/01/02     2,194,840     A/A+
  4,000,000  Riverside Transit Sales Tax Revenue Series A, AMBAC Insured           6.500   06/01/01     4,377,680     Aaa/AAA
  5,710,000  Sacramento Municipal Series C, MBIA Insured                           5.750   11/15/07     5,920,014     Aaa/AAA
  8,000,000  Sacramento Municipal Utility District Electric Revenue
                Series A, California, MBIA Insured                                 6.200   08/15/05     8,671,360     Aaa/AAA
  6,825,000  Sacramento Municipal Utility District Series 1991 Z, California,
                FGIC Insured                                                       6.000   07/01/02     7,337,899     Aaa/AAA
  3,520,000  Sacramento Municipal Utility District Series 2, California,
                FGIC Insured                                                       5.850   07/01/00     3,742,922     Aaa/AAA
  5,000,000  San Bernardino County Medical Center Poject Series
                A Certificate of Participation, MBIA Insured                       5.750   08/01/07     5,223,650     Aaa/AAA
  3,800,000  San Diego County Water Authority Certificate of Participation
                Series A                                                           6.000   05/01/02     3,964,730     Aa/AA
  7,200,000  San Diego County Water Authority Certificate of Participation
                Series A                                                           6.125   05/01/03     7,569,576     Aa/AA
  4,000,000  San Diego Regional Transportation Commission Sales
                Tax Revenue Series 1994 A, FGIC Insured                            6.000   04/01/04     4,305,080     Aaa/AAA
  4,420,000  San Diego Unified School District Certificate of
                Participation Series B                                             4.600   07/01/01     4,375,181     Aa/AA
  2,410,000  San Francisco Airport Series 2, MBIA Insured                          6.350   05/01/01     2,618,079     Aaa/AAA
  1,000,000  San Francisco Bay Area Rapid Transit, FGIC Insured                    5.350   07/01/07     1,008,100     Aaa/AAA
  1,250,000  San Francisco Bay Area Rapid Transit Sales
                Tax Revenue, FGIC Insured                                          6.400   07/01/05     1,350,275     Aaa/AAA
  5,005,000  San Francisco City & County Airport Commission
                Revenue Refunding, California, AMBAC Insured                       6.100   05/01/01     5,375,370     Aaa/AAA
  6,000,000  San Francisco City & County Airport Commission
                Revenue Refunding, California, AMBAC Insured                       6.100   05/01/00     6,425,580     Aaa/AAA
  2,100,000  San Francisco City & County Airport Commission
                Revenue Refunding, California, MBIA Insured                        6.350   05/01/03     2,306,556     Aaa/AAA
  3,340,000  San Francisco City & County Sewer Revenue, California                 6.000   10/01/01     3,554,695     A1/A+

46

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------
$ 3,405,000  San Francisco Port Commission Revenue Refunding                       5.625%  07/01/02  $  3,506,775     A/BBB+
  3,950,000  San Jose Financing Authority Convention Center                        6.000   09/01/05     4,044,366     A1/A+
  4,580,000  San Jose Financing Authority Convention Center Refunding Series 1993  6.100   09/01/06     4,690,470     A1/A+
  3,875,000  San Jose Redevelopment Agency Tax Allocation Series A, California,
                Escrowed to Maturity, MBIA Insured                                 6.000   08/01/02     4,162,215     Aaa/AAA
  2,200,000  San Jose-Santa Clara Clean Water Financing
                Authority Revenue, Series A, California, MBIA Insured              7.250   10/01/01     2,376,198     Aaa/AAA
  1,015,000  Santa Ana Police Administration Holding Certificate
                of Participation Series A, MBIA Insured                            5.500   07/01/07     1,016,553     Aaa/AAA
  1,230,000  Santa Clara County Multi-Facilities Project Certificate
                of Participation, California, AMBAC Insured                        6.000   05/15/05     1,306,924     Aaa/AAA
  2,215,000  Santa Clara County Multi-Facilities Project Certificate
                of Participation, California, AMBAC Insured                        6.000   05/15/01     2,368,876     Aaa/AAA
  1,785,000  South Sutter Hydroelectric Refunding Revenue, California,
                FGIC Insured                                                       6.800   08/01/01     1,952,719     Aaa/AAA
  3,745,000  Southern California Public Power Agency Palo Verde Revenue Bond
                Series 1989 A, AMBAC Insured                                       6.800   07/01/99     4,077,856     Aaa/AAA
  3,000,000  Southern California Public Power Agency Pooled
                Transmission Authority Joint Power Series 1989                     6.750   07/01/01     3,254,640     A/A
  1,500,000  Southern California Public Power Agency Transmission
                Authority Project Series 1988 A                                    7.000   07/01/00     1,627,965     Aa/AA-
  3,090,000  Southern California Public Power Agency Transmission
                Project Revenue Series 1992, Junior Lien, MBIA Insured             5.625   07/01/03     3,260,753     Aaa/AAA
  2,000,000  Southern California Public Power Authority Multipurpose Projects      6.750   07/01/00     2,160,880     A/A
  1,500,000  Southern California Rapid Transit District Certificate
                of Participation, MBIA Insured                                     6.500   07/01/07     1,607,985     Aaa/AAA
  4,065,000  Southern California Rapid Transit District Certificate
                of Participation Series 1991, MBIA Insured                         6.200   07/01/02     4,417,516     Aaa/AAA
  5,000,000  Southern California Rapid Transit District Certificate
                of Participation Workers Compensation, MBIA Insured                6.400   07/01/04     5,441,900     Aaa/AAA
  1,950,000  State of California General Obligation                                6.750   02/01/06     2,182,284     A1/A
  1,175,000  State of California General Obligation, AMBAC Insured                 6.250   06/01/04     1,275,345     Aaa/AAA
  1,855,000  State of California General Obligation, FGIC Insured                  7.000   11/01/06     2,150,335     Aaa/AAA
  2,500,000  State of California General Obligation, AMBAC Insured                 6.100   02/01/02     2,677,525     Aaa/AAA
  3,000,000  State of California General Obligation, MBIA Insured                  6.000   09/01/03     3,236,820     Aaa/AAA



Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
==============================================================================================================================
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity   (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------     -------     ----------

$ 3,000,000  State of California General Obligation, AMBAC Insured                 6.800%  05/01/01  $  3,322,530     Aaa/AAA
 10,000,000  State of California General Obligation, AMBAC Insured                 6.500   03/01/02    10,992,300     Aaa/AAA
  3,000,000  University of California Multipurpose Project
                Revenue Series A, California, MBIA Insured                         6.000   09/01/02     3,230,340     Aaa/AAA
  4,845,000  University of California Multipurpose Project
                Revenue Series A, California, MBIA Insured                         6.100   09/01/00     5,210,991     Aaa/AAA
  1,650,000  Y/S School Facility Financing Authority Special Tax, MBIA Insured     5.750   09/01/07     1,691,711     Aaa/AAA
------------                                                                                         ------------
$ 388,105,000   Total Investment Securities (cost $396,090,513)                                      $412,450,277
============                                                                                         ============


NR = Not Rated
------------------
* These  securities are zero-coupon  municipal  bonds.  The yield to maturity at current market value is shown instead of a stated coupon rate.
  Zero-coupon securities are purchased at a substantial discount from their value at maturity.
** Prerefunded with U.S. government securities, not re-rated.


                     Portfolio Composition by Market Sector

 Certificates of Participation    22.3%      General Obligation           6.9%
 Water/Sewer                      14.4       Hospital                     6.6
 Electric                         14.4       Other                       17.5
 Sales Tax                        10.4                                  _____
 Transportation                    7.5       TOTAL                      100.0%
                                                                        =====

                                      BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                                  Tax-Free Long-Term Fund
                                             Schedule of Investment Securities
                                                      August 31, 1995

MUNICIPAL SECURITIES-98.7%
                                                                                                          Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
-------------  ------------------------------------------------------------------  -----       ------     -------     ----------
$   2,300,000   Alameda County Certificate of Participation
                Capital Project Series 1989, California, MBIA Insured              6.420%**   06/15/17   $   604,210     Aaa/AAA
  3,000,000  California Department of Water                                        5.500      12/01/23     2,777,550     Aa/AA
  6,000,000  California Educational Facility Authority for Santa Clara University  6.250      02/01/16     6,019,020     A1/NR
  1,300,000  California Educational Facility Authority for Stanford University
                Series I                                                           7.125      01/01/19     1,425,138     Aaa/AAA
  2,500,000  California Health Facilities Financing Authority Adventist Health System
                Series 1991 B, MBIA Insured                                        6.750      03/01/14     2,641,225     Aaa/AAA
  2,775,000  California Health Facilities Financing Authority Episcopal Homes
                Series 1985 A, State Insured                                       7.800      07/01/15     3,035,517     NR/A
  1,730,000  California Health Facilities Financing Authority
                Gould Medical Center Series A, State Insured, Escrowed to Maturity 7.300      04/01/20     1,963,602     NR/A
  5,165,000  California Health Facilities Financing Authority
                St. Francis Memorial Hospital Series 1993 C                        5.875      11/01/23     4,743,484     A/NR
  3,000,000  California Health Facility Financing Authority Kaiser Permanente
                Series A                                                           6.140**    10/01/09     1,304,760     Aa3/AA
  7,420,000  California Health Facility Financing Authority Kaiser Permanente      7.000      01/01/18     7,898,367     Aa3/AA
  4,915,000  California Health Facility Financing Authority Kaiser Permanente
                Series A                                                           6.500      12/01/20     5,008,041     Aa3/AA
  3,285,000  California Health Facility Financing Authority
                Kaiser Permanente Series 1985 A                                    9.125      10/01/15     3,362,559     Aa3/AA
  1,500,000  California Health Facility Financing Authority
                H.M. Newhall Memorial Hospital Series 1988 A, State Insured        8.000      10/01/18     1,651,395     NR/A
  5,000,000  California Health Facility Financing Authority
                Mills Hospital Revenue Series B, Connie Lee Insured                5.750      01/15/15     4,788,500     NR/AAA
  1,500,000  California Health Facility Financing Authority Pomona Valley Hospital
                Medical Center, MBIA Insured                                       6.750      01/01/07     1,617,285     Aaa/AAA
  2,000,000  California Health Facility Financing Authority
                Revenue Series A, State Insured                                    6.750      03/01/20     2,063,840     NR/A
  1,500,000  California Health Facility Financing Authority
                Sutter Hospital Series A, Letter of Credit-Morgan Guaranty Trust   3.300      09/01/95*    1,500,000     VMIG1/A1+
  3,000,000  California Health Facility Financing Authority
                Sutter Hospital Series A, MBIA Insured                             7.000      01/01/09     3,239,430     Aaa/AAA

49

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
=============================================================================================================================
                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 3,110,000  California Health Facility Financing Authority
                Sutter Hospital Series A, AMBAC Insured                            6.700%  01/01/13  $   3,274,084     Aaa/AAA
  1,400,000  California Housing Finance Agency Multi-Unit                          6.750   02/01/09      1,405,320     A1/A+
  1,290,000  California Housing Finance Agency Multi-Unit Rental                   6.875   02/01/22      1,300,242     A1/A+
  1,150,000  California Housing Finance Authority Home Mortgage Series 1987 C      6.800   08/01/17      1,203,843     Aa/AA-
  2,000,000  California Housing Finance Authority Home Mortgage Series 1987 A      8.200   08/01/17      2,130,220     Aa/AA-
  4,625,000  California Housing Finance Authority Home Mortgage Series 1994 G      7.250   08/01/17      5,017,061     Aa/AA-
  1,000,000  California Pollution Control Revenue for Southern California
                Edison Series C                                                    3.450   09/01/95*     1,000,000     VMIG1/A1+
  1,500,000  California Pollution Control Revenue for Southern California
                Edison Series D                                                    6.850   12/01/08      1,589,715     A2/A+
  5,000,000  California State Public Works Department of Corrections,
                Capital Guaranty Insured                                           5.250   06/01/15      4,612,400     Aaa/AAA
  2,500,000  California State Public Works Department of Corrections
                State Prisons Series A, AMBAC Insured                              5.000   12/01/19      2,211,500     Aaa/AAA
  1,410,000  California State New Prison Construction Series 1984 B               10.000   08/01/03      1,867,235     A1/A
  3,000,000  California State Public Works Lease Revenue Series A                  5.750   09/01/21      2,801,130     A/A-
  3,500,000  California State Public Works California State University Series 1992 A,
                Various Projects                                                   6.700   10/01/17      3,622,360     A/A-
  1,000,000  California State Public Works University of California Project        6.625   12/01/19      1,039,680     A/A-
  1,000,000  California State Public Works Prison Board (Franchise Tax Board)
                Certificate of Participation                                       6.900   10/01/06      1,058,990     A/A-
  4,500,000  California Statewide Community Development Authority
                Certificates of Participation for United Medical Center,
                State Insured                                                      6.750   12/01/21      4,645,620     NR/A
  3,750,000  California Statewide Community Development Authority
                Sutter Health Obligation Group, MBIA Insured                       5.500   08/15/22      3,467,963     Aaa/AAA
  2,580,000  City of Concord Joint Power Financing Authority Concord Police Facilities
                Project Lease Revenue Series 1993, California                      5.250   08/01/13      2,314,337     A/NR
  1,000,000  Coachella Valley Water District #71                                   6.750   10/01/12      1,041,900     A/NR
  8,000,000  Compton Redevelopment Agency Tax Allocation
                Series 1995 A, Capital Guaranty Insured                            6.500   08/01/13      8,406,080     Aaa/AAA
  4,000,000  Contra Costa Water District Series G, MBIA Insured                    5.500   10/01/19      3,775,800     Aaa/AAA
  5,000,000  Irvine Ranch Water District Joint Powers Agency
                Local Pool Revenue, California, GIC                                7.800   02/15/08      5,355,300     NR/A+
  1,900,000  Irvine Ranch Water District Joint Powers Agency
                Local Pool Revenue, California, GIC                                7.875   02/15/23      2,040,125     NR/A+

50

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
==============================================================================================================================
                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 1,815,000  Kern County High School District General Obligation, MBIA Insured     7.150%  08/01/14  $  2,114,802     Aaa/AAA
  2,125,000  Laverne Regional Development Agency Certificate of Participation
                Capital Improvement Bonds Series 1988, California, BIGI Insured    7.450   11/01/18     2,344,789     Aaa/AAA
  4,050,000  Los Angeles County Transportation Commission Sales Tax
                Refunding Revenue Series 1989 A, California, MBIA Insured          5.630** 07/01/02     2,775,303     Aaa/AAA
  3,000,000  Los Angeles County Transportation Commission
                Sales Tax Revenue Series A                                         7.400   07/01/15     3,305,400     A1/AA-
  1,000,000  Los Angeles Municipal Improvement Lease Revenue Library Series A,
                California, Prerefunded at 102% of par                             7.100   06/01/99     1,113,330     A1/A+
  1,000,000  Los Angeles Transportation Sales Tax Revenue, MBIA Insured            6.500   07/01/13     1,051,170     Aaa/AAA
  2,665,000  Los Angeles Transportation Sales Tax Revenue, MBIA Insured            5.750   07/01/18     2,598,615     Aaa/AAA
  5,000,000  Los Angeles Transportation Sales Tax Revenue Series B                 5.750   07/01/18     4,732,450     A1/AA-
  2,000,000  Los Angeles Transportation Sales Tax Revenue Series B, FGIC Insured   5.750   07/01/18     1,950,180     Aaa/AAA
  3,000,000  Los Angeles Waste Water System Revenue Series A, California,
                MBIA Insured                                                       5.875   06/01/24     2,948,550     Aaa/AAA
  2,420,000  Los Angeles Waste Water System Revenue Series C, California           6.900   06/01/09     2,624,054     A1/A
  3,050,000  Los Angeles Waste Water System Revenue Series C, California           7.100   06/01/18     3,333,376     A1/A
  5,830,000  Modesto, Stockton, Redding Public Power Agency San Juan Project
                Series D, MBIA Insured                                             6.750   07/01/20     6,528,492     Aaa/AAA
  2,650,000  Metropolitan Water District of Southern California Water Revenue      6.625   07/01/12     2,814,883     Aa/AA
  8,000,000  Metropolitan Water District of Southern California Water Revenue      5.750   08/10/18     7,694,480     Aa/AA
  4,910,000  Northern California Power Agency Public Power Hydroelectric Project #1
                Series E                                                           7.150   07/01/24     5,268,430     A/A-
  3,000,000  Oakland Redevelopment Agency Tax Allocation, California,
                AMBAC Insured                                                      5.500   02/01/14     2,902,050     Aaa/AAA
  4,750,000  Orange County Civic Center Expansion Certificate of Participation,
                AMBAC Insured                                                      6.700   08/01/18     4,911,452     Aaa/AAA
  3,000,000  Orange County Water District Certificate of Participation Series 1989,
                California, AMBAC Insured                                          6.500   08/15/11     3,113,490     Aaa/AAA
  5,750,000  Riverside County Transportation Authority Sales
                Tax Revenue Series A, California                                   6.500   06/01/09     5,990,350     A/A+
  1,000,000  Sacramento Lease Revenue Series A, AMBAC Insured                      5.375   11/01/14       951,130     Aaa/AAA
  3,530,000  San Bernardino County Medical Center Series A
                Certificate of Participation, MBIA Insured                         5.500   08/01/15     3,326,213     Aaa/AAA
  1,000,000  San Bernardino Valley Municipal Water District                        6.750   07/01/00     1,113,260     A/A
  3,500,000  San Diego Transportation Sales Tax Revenue Series 1991 A, California,
                Escrowed to Maturity                                               5.470** 04/01/04     2,288,755     Aaa/AA-

51

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
==============================================================================================================================
                                                                                                         Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
-----------  --------------------------------------------------------------------  -----    ------      -------     ----------
$ 1,000,000  San Francisco City and County Redevelopment
                Hotel Tax, Capital Guaranty Insured                                6.750%  07/01/15  $  1,073,020     Aaa/AAA
  5,500,000  San Jose Financing Authority Community Facilities Project             5.625   11/15/18     5,043,555     A1/A+
  6,390,000  San Jose Financing Authority Convention Center Refunding
                Series 1993 C, California                                          6.400   09/01/22     6,399,841     A1/A+
  5,000,000  San Jose Financing Authority Convention Center
                Refunding Series 1993 C, California                                6.400   09/01/17     5,034,100     A1/A+
  4,000,000  San Mateo County Joint Power Finance Authority
                Lease Revenue-Cap Projects, MBIA Insured                           6.000   07/01/19     4,076,160     Aaa/AAA
  3,475,000  San Mateo Joint Power Finance Authority Lease Revenue,
                California, MBIA Insured                                           6.500   07/01/16     3,775,414     Aaa/AAA
  3,000,000  San Pablo Redevelopment Agency Merged Project, FGIC Insured           5.250   12/01/23     2,687,790     Aaa/AAA
  3,500,000  Santa Ana Financial Authority Lease Revenue Police, MBIA Insured      6.250   07/01/15     3,705,100     Aaa/AAA
  5,150,000  Santa Clara/San Mateo Counties Midpeninsula Open Space District       7.000   09/01/14     5,449,678     NR/A+
  2,000,000  South Orange County Financial Authority
                Special Tax Revenue Series A, California, MBIA Insured             7.000   09/01/11     2,279,620     Aaa/AAA
  3,260,000  Southern California Multiple Projects Series 1989                     6.000   07/01/18     3,165,101     A/A
  3,000,000  Southern California Public Power Agency Palo Verde
                Series 1989 A, AMBAC Insured                                       5.580** 07/01/04     1,898,040     Aaa/AAA
  1,425,000  Southern California Public Power Agency Pooled
                Transportation Authority Project Series 1989                       7.000   07/01/09     1,518,865     A/A
  3,730,000  Southern California Public Power Authority Revenue
                Multipurpose Projects Series 1989                                  6.750   07/01/13     3,986,699     A/A
  7,315,000  Southern California Public Power Authority Revenue
                Multipurpose Projects Series 1989                                  6.750   07/01/12     7,818,126     A/A
  4,000,000  Southern California Public Power Authority
                Transmission Series A, MBIA Insured                                5.000   07/01/22     3,459,920     Aaa/AAA
  1,310,000  Southern California Public Power Authority
                Transmission Series 1992, MBIA Insured                             5.500   07/01/20     1,229,068     Aaa/AAA
  5,000,000  State of California General Obligation                                5.750   03/01/19     4,794,950     A1/A
  3,000,000  State of California General Obligation, AMBAC Insured                 6.125   10/01/11     3,162,060     Aaa/AAA
------------                                                                                         ------------
 271,205,000 Total Municipal Securities                                                               269,176,939
------------                                                                                         ------------

52

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
==============================================================================================================================
MUNICIPAL DERIVATIVES--1.3%1
                                                                                                        Value        Rating
Face Value                                  Issue                                 Coupon   Maturity    (Note 1)     Moody's/S&P
------------------------------------------------------                             -----    ------      -------     ----------
$ 4,000,000  Northern California Transmission Agency Series 1993 A,
                California, Inverse Floater, Residual Interest Bonds, MBIA Insured 6.060%   04/29/24  $  3,420,000    Aaa/AAA
------------                                                                                          ------------
  4,000,000  Total Municipal Derivatives                                                                 3,420,000
------------                                                                                          ------------
$ 275,205,000   Total Investment Securities (cost $265,676,227)                                      $ 272,596,939
============                                                                                          ============

NR = Not Rated

----------
* These variable interest rate securities have maturities greater than the indicated maturity dates but are redeemable upon demand at the date indicated. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these instruments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
** These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
1 Inverse floaters bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause them to be twice as volatile as long-term bonds when market interest rates change. The Long-Term Fund is limited to 10% of its net assets in inverse floaters.

                     Portfolio Composition by Market Sector

  Certificates of Participation    21.2%      General Obligation        6.4%
  Hospital                         19.9       Tax Allocation            5.5
  Water/Sewer                      11.1       Other                    10.1
  Sales Tax                         9.1                               _____
  GIC                               8.7
  Electric                          8.0       TOTAL                   100.0%
                                                                      =====

Trustees

James M. Benham
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

Officers

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President, Treasurer, and
Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller



[company logo] The Benham Group
Part of the Twentieth Century Family of Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.            10/95 Q080